As filed with the Securities and Exchange Commission on February 12, 2026

File Nos. 33-18647
811-05398

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X

Pre-Effective Amendment No.

Post-Effective Amendment No. 92 X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X

Amendment No. 93 X

_________________________________

AB VARIABLE PRODUCTS SERIES FUND, INC.
(Exact Name of Registrant as Specified in Charter)

66 Hudson Boulevard East, 26th Floor, New York, New York 10001
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code:

(800) 221-5672

____________________________________________

Nancy E. Hay
AllianceBernstein L.P.
66 Hudson Boulevard East, 26th Floor
New York, New York l0001

(Name and address of agent for service)
Copies of communications to:
Paul M. Miller
Seward & Kissel LLP
901 K Street, N.W.
Suite 800
Washington, D.C. 20001

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[_]       Immediately upon filing pursuant to paragraph (b)

[X]      On May 1, 2026 , pursuant to paragraph (b)

[_]       60 days after filing pursuant to paragraph (a)

[_]       On (date) pursuant to paragraph (a)

[_]       75 days after filing pursuant to paragraph (a)(2)

[_]       On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of beneficial interest.

This Post-Effective Amendment No. 92 relates solely to the Class A and Class B shares of the AB Balanced Hedged Allocation Portfolio. No information in the Registrant’s Registration Statement relating to the other Series or Classes of the Registrant is amended or superseded.

PROSPECTUS  |  MAY 1, 2026

AB Variable Products Series Fund, Inc.

Class A and Class B Prospectus

AB VPS

Balanced Hedged Allocation Portfolio

This Prospectus describes the Portfolio that is available as an underlying investment through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract which accompanies this Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered

Are Not FDIC Insured
May Lose Value
Are Not Bank Guaranteed

SUMMARY INFORMATION

AB VPS Balanced Hedged Allocation Portfolio

INVESTMENT OBJECTIVE

The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and Examples below do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses in the Annual Portfolio Operating Expenses table and Examples below.

Shareholder Fees (fees paid directly from your investment)

N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B
Management Fees	0.45%		0.45%
Distribution (12b-1) Fees	0.25%		0.25%
Other Expenses:
Transfer Agent	[__]	%	[__]	%
Other Expenses	[__]	%	[__]	%
Total Other Expenses	[__]	%	[__]	%
Acquired Fund Fees and Expenses	[__]	%	[__]	%
Total Annual Portfolio Operating Expenses	[__]	%	[__]	%
Fee Waiver and/or Expense Reimbursement(a)	[__]	%	[__]	%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	[__]	%	[__]	%

(a)	[In connection with the Portfolio’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Portfolio and/or reimburse other expenses of the Portfolio in an amount equal to the Portfolio’s pro rata share of the Money Market Portfolio’s effective management fee, as included in “Acquired Fund Fees and Expenses”. The agreement will remain in effect until May 1, 2027 and may only be terminated or changed with the consent of the Portfolio’s Board of Directors. In addition, the agreement will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Portfolio at least 60 days prior to the end of the period.]

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio’s operating expenses stay the same and that any fee waiver and/or expense limitation is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A		Class B
After 1 Year	$	[__]	$	[__]
After 3 Years	$	[__]	$	[__]
After 5 Years	$	[__]	$	[__]
After 10 Years	$	[__]	$	[__]

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was [__]% of the average value of its portfolio.

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PRINCIPAL STRATEGIES

The Portfolio seeks exposure to a balanced portfolio of equity and fixed-income securities with some downside risk protection through investments in shares of exchange-traded funds (“ETFs”). The Portfolio seeks exposure to equity returns but also seeks the potential risk diversification offered by exposures to fixed-income securities and the downside protection offered by buffer ETFs. The Portfolio’s investments in ETFs include, among others, investments in index ETFs and in ETFs advised by the Adviser, such as AB Moderate Buffer ETF, AB International Buffer ETF and AB Conservative Buffer ETF. The buffer ETFs seek to provide upside participation with defined caps while offering specified downside protection against market declines over a set period. These strategies are designed to deliver exposure to domestic and international equity markets with targeted upside limits and buffers intended to moderate volatility relative to traditional equity investments.

The Adviser believes that investing in shares of ETFs can provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than investing directly in investments providing such exposure. Through its investments, the Portfolio gains exposure to various domestic and foreign markets, regions and countries, including emerging markets. The Portfolio normally invests at least 25% of its assets in ETFs providing exposure to equity securities (both domestic and international). The Portfolio normally invests at least 5% of its assets in ETFs providing exposure to U.S. fixed-income investments. The Portfolio’s fixed-income exposure consists primarily of exposure to investment-grade debt and may from time to time include some exposure to lower-rated debt (“junk bonds”).

The Adviser may employ currency hedging strategies in the Portfolio, including the use of currency-related derivatives, to seek to reduce currency risk in the Portfolio, but it is not required to do so.

The Adviser considers a variety of factors in determining whether to sell a security, including changes in market conditions and changes in prospects for the security.

PRINCIPAL RISKS:

•	Market Risk: The value of the Portfolio’s assets will fluctuate as the market or markets in which the Portfolio invests fluctuate. The value of the Portfolio’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, changing interest rate levels, the imposition of new or additional tariffs, and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.
•	Allocation Risk: The allocation of investments among the different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities may have a more significant effect on the Portfolio’s net asset value, or “NAV”, when one of these investment strategies is performing more poorly than others.
•	ETF Risk: ETFs are investment companies and are subject to market and selection risk. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETF’s expenses and runs the risk that the ETF may not achieve its investment objective.
•	Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.
•	Emerging Market Risk: Investments in emerging market countries may involve more risks than investments in other foreign countries because the markets are less developed, less liquid and are subject to increased potential for market manipulation and increased economic, political, regulatory or other uncertainties.
•	Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and management risk. In addition, shareholders of the Portfolio bear both their proportionate share of expenses in the Portfolio (including management fees) and, indirectly, the expenses of the investment companies in which the Portfolio invests (to the extent these expenses are not waived or reimbursed by the Adviser).

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the Portfolio’s returns.
•	Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Portfolio performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.
•	Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.
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•	Below Investment Grade Security Risk: Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.
•	Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.
•	Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Portfolio to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.
•	Leverage Risk: When the Portfolio borrows money or otherwise leverages its portfolio, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.
•	Real Assets Risk: The Portfolio’s investments in securities linked to real assets involve significant risks, including financial, operating, and competitive risks. Investments in securities linked to real assets expose the Portfolio to adverse macroeconomic conditions, such as a rise in interest rates or a downturn in the economy in which the asset is located. Changes in inflation rates or in the market’s inflation expectations may adversely affect the market value of inflation-sensitive equities. The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or REITs, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. Some REITs may utilize leverage, which increases investment risk and may potentially increase the Portfolio’s losses.
•	Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION

The annual returns in the bar chart are for the Portfolio’s Class A shares. The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and
•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor’s return would be lower. The Portfolio’s past performance, of course, does not necessarily indicate how it will perform in the future.

Effective May 1, 2026, the Portfolio made certain changes to its principal strategies, including the modification of the strategies to remove the risk management component and to invest in more actively managed ETFs, including ETFs advised by the Adviser. In addition, effective May 1, 2022, the Portfolio made certain changes to its principal strategies, including the modification of the strategies to invest in ETFs, most or all of which are passively managed; reduce allocations to international securities; add a risk management component; and eliminate the targets for allocation of investments in natural resource equity securities and inflation sensitive equity securities. In addition, effective May 1, 2018, the Portfolio amended its principal strategies by eliminating the static targets for allocation of investments among asset classes, changing the securities selection strategies used for the equity portion of the Portfolio, and broadening the types of real asset securities in which the Portfolio invests. In light of these changes, the performance shown below for periods prior to May 1, 2026 is based on the Portfolio’s prior principal strategies and may not be representative of the Portfolio’s performance under its current principal strategies.

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Bar Chart

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was [up 13.83%, 2nd quarter, 2020]; and Worst Quarter was [down -16.70%, 1st quarter, 2020].

Performance Table*

Average Annual Total Returns

(For the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
Class A	[__]%	[__]%	[__]%
Class B	[__]%	[__]%	[__]%
MSCI AC World Index (net) (reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of non-U.S. withholding taxes)	[__]%	[__]%	[__]%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	[__]%	[__]%	[__]%

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Portfolio’s portfolio:

Employee	Length of Service	Title
Alexander Barenboym	Since May 2026	Senior Vice President of the Adviser

Joshua Lisser	Since May 2026	Senior Vice President of the Adviser

Benjamin Sklar	Since May 2026	Senior Vice President of the Adviser

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio offers its shares through the separate accounts of participating life insurance companies (“Insurers”). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the Insurer for information on the purchase and sale of the Portfolio’s shares.

TAX INFORMATION

The Portfolio may pay income dividends or make capital gains distributions. The income and capital gains distributions are expected to be made in shares of the Portfolio. See the prospectus of the separate account of the Insurer for U.S. federal income tax information.

PAYMENTS TO INSURERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Portfolio through an Insurer or other financial intermediary, the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the Insurer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S STRATEGIES, RISKS AND INVESTMENTS

This section of the Prospectus provides additional information about the Portfolio’s investment strategies, practices and risks, including principal and non-principal strategies and risks. This Prospectus does not describe all of the Portfolio’s investment practices that are non-principal strategies or all of the related risks of such strategies; additional descriptions of the Portfolio’s strategies, investments, and risks can be found in the Portfolio’s Statement of Additional Information (“SAI”). The registered investment companies for which the Adviser serves as investment adviser are referred to collectively as the “AB Funds Complex,” while all of these investment companies, except Bernstein Fund, Inc., Sanford C. Bernstein Fund, Inc. and AB Multi-Manager Alternative Fund, are referred to collectively as the “AB Funds”.

MARKET RISK

The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including interest rate levels and political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, including fires, earthquakes and flooding, war or civil disturbance, acts of terrorism, tariffs and trade disputes, supply chain disruptions, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have had, and may in the future have, an adverse effect on the Portfolio’s investments and net asset value and can lead to increased market volatility. For example, the diseases or events themselves or any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Portfolio’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets may decline.

DERIVATIVES

The Portfolio may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives—options, futures contracts, forwards and swaps—each of which is described below. Derivatives include listed and cleared transactions where the Portfolio’s derivative trade counterparty is an exchange or clearinghouse, and non-cleared bilateral “over-the-counter” transactions that are privately negotiated and where the Portfolio’s derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be subject to less counterparty credit risk than those that are bilateral and privately negotiated.

The Portfolio’s use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Portfolio’s investment (in some cases, the potential loss is unlimited).

The Portfolio’s investments in derivatives may include, but are not limited to, the following:

•	Forward Contracts. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash) or is rolled forward into a new forward contract. The Portfolio’s investments in forward contracts may include the following:
–	Forward Currency Exchange Contracts. The Portfolio may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”. The Portfolio, for example, may enter into a forward contract as a transaction hedge (to “lock in” the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Portfolio
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owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

•	Futures Contracts and Options on Futures Contracts. A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. The Portfolio may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”.
•	Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. The Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. The Portfolio’s investments in options include the following:
–	Options on Foreign Currencies. The Portfolio may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by the Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. The Portfolio may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”.
–	Options on Securities. The Portfolio may purchase or write a put or call option on securities. The Portfolio may write covered options, which means writing an option for securities the Portfolio owns, and uncovered options.
–	Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.
–	Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, the Portfolio may use option strategies such as the concurrent purchase of a call or put option, including on individual securities, stock indices, futures contracts (including on individual securities and stock indices) or shares of ETFs at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or, for the put options, from the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines, in the case of the call option, or increases, in the case of the put option, the Portfolio has the risk of losing the entire amount paid for the call or put options.
•	Swap Transactions. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon, or calculated by, reference to changes in specified prices, rates (e.g., interest rates in the case of interest rate swaps or currency exchange rates in the case of currency swaps), or indices for a specified amount of an underlying asset (the “notional” principal amount). Generally, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing and are required to be executed through a regulated swap execution facility. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Portfolios post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is intended to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. The Securities and Exchange Commission (the “SEC”) has adopted similar execution and clearing requirements in respect of certain security-based swaps under its jurisdiction. Privately negotiated swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party, nor are these required to be executed on a regulated swap execution facility. The Portfolio’s investments in swap transactions include the following:
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–	Interest Rate Swaps, Swaptions, Caps and Floors. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating-rate payments for fixed-rate payments). Unless there is a counterparty default, the risk of loss to the Portfolio from interest rate swap transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.

An option on a swap agreement, also called a “swaption”, is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. It may be more difficult for the Portfolio to trade or close out interest rate caps and floors in comparison to other types of swaps.

Interest rate swap, swaption, cap and floor transactions may, for example, be used in an effort to preserve a return or spread on a particular investment or a portion of the Portfolio’s portfolio or to protect against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities.

–	Credit Default Swaps. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. The Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Portfolio, as seller, typically must pay the contingent payment to the buyer, which will be either (i) the “par value” (face amount) of the reference obligation, in which case the Portfolio will receive the reference obligation in return or (ii) an amount equal to the difference between the face amount and the current market value of the reference obligation. As a buyer, if a credit event occurs, the Portfolio would be the receiver of such contingent payments, either delivering the reference obligation in exchange for the full notional (face) value of a reference obligation that may have little or no value, or receiving a payment equal to the difference between the face amount and the current market value of the obligation. The current market value of the reference obligation is typically determined via an auction process sponsored by the International Swaps and Derivatives Association, Inc. The periodic payments previously received by the Portfolio, coupled with the value of any reference obligation received, may be less than the amount it pays to the buyer, resulting in a loss to the Portfolio. If the Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk and credit risk, and may be illiquid.
–	Currency Swaps. The Portfolio may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”. Currency swaps involve the exchange by the Portfolio with another party of a series of payments in specified currencies. Currency swaps may be bilateral and privately negotiated with the Portfolio expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps position. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation, and again upon the termination, of the transaction.

–	Variance Swaps. The Portfolio may enter into variance swaps from time to time to hedge market risk or adjust exposure to the markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). “Variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term.
•	Other Derivatives and Strategies
–	Currency Transactions. The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Adviser may actively manage the Portfolio’s currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment
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opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

–	Eurodollar Contracts. Eurodollars are time deposits denominated in U.S. Dollars and are held at banks outside the U.S., which could be foreign banks or overseas branches of U.S. banks. Eurodollar contracts are U.S. Dollar-denominated futures contracts or options thereon that are tied to a reference rate, such as the Secured Overnight Financing Rate (SOFR), paid on such deposits. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Portfolio may use Eurodollar instruments to hedge against changes in the reference rate.

CONVERTIBLE SECURITIES

Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody’s Ratings (“Moody’s”) or BBB-or lower by S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or the equivalent rating by any other nationally recognized statistical rating organization (“NRSRO”), and comparable unrated securities may share some or all of the risks of debt securities with those ratings. For a description of credit ratings, see Appendix A—Bond Ratings.

FORWARD COMMITMENTS

Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a “when, as and if issued” trade).

The Portfolio may invest in TBA–mortgage-backed securities. A TBA or “To Be Announced” trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is a risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps the Portfolio to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES

The Portfolio limits its investments in illiquid securities to 15% of its net assets. Under Rule 22e-4 under the Investment Company Act of 1940 (the “1940 Act”), the term “illiquid securities” means any security or investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

The Portfolio may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”) or certain commercial paper) may be more difficult to trade than other types of securities.

INFLATION-INDEXED SECURITIES

Inflation-indexed securities are fixed-income securities whose value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

The value of inflation-indexed securities tends to react to changes in real interest rates. In general, the price of these securities can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of these securities can fluctuate based on

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fluctuations in expectations of inflation. Interest payments on these securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

INVESTMENT IN EXCHANGE-TRADED FUNDS AND OTHER INVESTMENT COMPANIES

The Portfolio may invest in shares of ETFs, including AB ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance thereunder. ETFs are pooled investment vehicles that seek to track the performance of a specific index or implement actively-managed investment strategies. Index ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. Unlike index ETFs, actively-managed ETFs generally seek to outperform a benchmark index and typically have higher expenses than index ETFs, which expenses reduce investment returns. There are numerous types of index ETFs and actively-managed ETFs, including those offering exposure to broad or narrow segments of the equity, fixed-income, commodities and foreign currencies markets. The Portfolio will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF’s shares, which is based on supply and demand in the market for the ETF’s shares, may differ from its NAV. Accordingly, there may be times when an ETF’s shares trade at a discount or premium to its NAV.

The Portfolio may invest, and has invested from time to time, in investment companies other than ETFs, including funds in the AB Funds Complex that are mutual funds (“AB Mutual Funds”), as permitted by the 1940 Act, and the rules and regulations or exemptive orders thereunder. As with ETF investments, if the Portfolio acquires shares in other investment companies, Contractholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which to the extent not waived or reimbursed, would be in addition to the Portfolio’s expenses. The Portfolio intends to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. The Portfolio’s investments in other investment companies, including ETFs, subject the Portfolio indirectly to the underlying risks of those investment companies.

The Portfolio may invest in, among others, AB Moderate Buffer ETF, AB Conservative Buffer ETF, and AB International Buffer ETF (each an “Underlying Portfolio”). A brief description of each Underlying Portfolio follows. Additional details are available in each Underlying Portfolio’s prospectus and SAI. You may request a free copy of the prospectus and/or SAI of each Underlying Portfolio by contacting the Adviser:

By Mail:	c/o AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003

By Phone:	For Information: For Literature:	(800) 221-5672 (800) 227-4618

AB Moderate Buffer ETF, a series of AB Active ETFs, Inc., has an investment objective of seeking a moderate level of capital appreciation while providing the potential for some downside protection against market declines. The Underlying Portfolio is an actively managed ETF. The Underlying Portfolio seeks to achieve its investment objective by investing, under normal conditions, substantially all of its assets in a combination of exchange-traded options contracts on an underlying ETF (“Underlying ETF”). The Underlying ETF (initially expected to be the SPDR® S&P 500® ETF Trust) is an ETF that seeks to track the investment results of the S&P 500 Index (the “Underlying ETF’s Index”), which measures the performance of the large capitalization sector of the U.S. equity market, as determined by S&P Dow Jones Indices LLC. The Underlying Portfolio uses an options strategy that seeks to produce investment outcomes based on the performance of the Underlying ETF, subject to an approximate upside limit typically between 4% and 5% (“Hedge Period Cap”), while also seeking to provide protection against Underlying ETF share price declines of up to a 10% limit (“Hedge Period Buffer”), over a designated period (typically 90 days, but may be up to 120 days, after portfolio rebalance) (each, a “Hedge Period”). Periodically, the Underlying Portfolio may bear a “first loss” of 2% when doing so permits the Underlying Portfolio to maintain a higher Hedge Period Cap, as explained below. The Adviser seeks to monitor the performance of this Options Portfolio (as defined below) and may rebalance the portfolio (by liquidating all or a portion of the Options Portfolio) at any time to protect capital or lock-in some portfolio gains of the Underlying Portfolio (“Upside Ratchet”), depending on its evaluation of market conditions. If there is an Upside Ratchet, the Hedge Period may be shorter.

AB Conservative Buffer ETF, a series of AB Active ETFs, Inc., has an investment objective of seeking a conservative level of capital appreciation while providing the potential for some downside protection against market declines. The Underlying Portfolio is an actively managed ETF. The Underlying Portfolio seeks to achieve its investment objective by investing, under normal conditions, substantially all of its assets in a combination of exchange-traded options contracts on an underlying ETF (“Underlying ETF”). The Underlying ETF (initially expected to be the SPDR® S&P 500® ETF Trust) is an ETF that seeks to track the investment results of the S&P 500 Index (the “Underlying ETF’s Index”), which measures the performance of the large capitalization sector of the U.S. equity market, as determined by S&P Dow Jones Indices LLC. The Underlying Portfolio uses an options strategy that seeks to produce investment outcomes based on the performance of the Underlying ETF, subject to an approximate upside limit typically between 2 and 4% (“Hedge Period Cap”), while also seeking to provide protection against Underlying ETF share price declines of up to a 15% limit (“Hedge Period Buffer”), over a designated period (typically 90 days, but may be up to 120 days, after portfolio rebalance) (each, a “Hedge Period”).

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Periodically, the Underlying Portfolio may bear a “first loss” of 1% when doing so permits the Underlying Portfolio to maintain a higher Hedge Period Cap, as explained below. The Adviser seeks to monitor the performance of this Options Portfolio (as defined below) and may rebalance the portfolio (by liquidating all or a portion of the Options Portfolio) at any time to protect capital or lock-in some portfolio gains of the Underlying Portfolio (“Upside Ratchet”), depending on its evaluation of market conditions. If there is an Upside Ratchet, the Hedge Period may be shorter.

AB International Buffer ETF, a series of AB Active ETFs, Inc., has an investment objective of seeking a moderate level of capital appreciation while providing the potential for some downside protection against market declines. The Underlying Portfolio is an actively managed ETF. The Underlying Portfolio seeks to achieve its investment objective by investing, under normal conditions, substantially all of its assets in a combination of exchange-traded options contracts on an underlying ETF (“Underlying ETF”). The Underlying ETF (initially expected to be the iShares MSCI EAFE ETF) is an ETF that seeks to track the investment results of the MSCI EAFE Index (the “Underlying ETF’s Index”), designed to measure the equity market performance of developed markets outside of the U.S. and Canada, including countries in Europe, Australasia and the Far East, as determined by MSCI, Inc. The Underlying Portfolio uses an options strategy that seeks to produce investment outcomes based on the performance of the Underlying ETF, subject to an approximate upside limit typically between 4% and 5% (“Hedge Period Cap”), while also seeking to provide protection against Underlying ETF share price declines of up to a 10% limit (“Hedge Period Buffer”), over a designated period (typically 90 days, but may be up to 120 days, after portfolio rebalance) (each, a “Hedge Period”). Periodically, the Underlying Portfolio may bear a “first loss” of 2% when doing so permits the Underlying Portfolio to maintain a higher Hedge Period Cap, as explained below. The Adviser seeks to monitor the performance of this Options Portfolio (as defined below) and may rebalance the portfolio (by liquidating all or a portion of the Options Portfolio) at any time to protect capital or lock-in some portfolio gains of the Underlying Portfolio (“Upside Ratchet”), depending on its evaluation of market conditions. If there is an Upside Ratchet, the Hedge Period may be shorter.

LOANS OF PORTFOLIO SECURITIES

For the purpose of achieving income, the Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions (“borrowers”) to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding interpretations of or exemptive orders under the 1940 Act. Under the Portfolio’s securities lending program, all securities loans will be secured continuously by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned at that time from securities loans justifies the attendant risk. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the interest earned on the collateral after a rebate paid to the borrower (in some cases this rebate may be a “negative rebate”, or fee paid by the borrower to the Portfolio in connection with the loan). If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. For its services, the securities lending agent receives a fee from the Portfolio.

The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to recall loaned securities in order to exercise voting or other ownership rights. When the Portfolio lends its securities, its investment performance will continue to reflect changes in the value of securities loaned.

The Portfolio will invest any cash collateral in shares of a money market fund approved by the Portfolio’s Board of Directors (the “Board”) and expected to be managed by the Adviser. Any such investment will be at the Portfolio’s risk. The Portfolio may pay reasonable finders’, administrative, and custodial fees in connection with a loan.

Principal risks of lending portfolio securities include that the borrower will fail to return the loaned securities upon termination of the loan and that the value of the collateral will not be sufficient to replace the loaned securities.

MORTGAGE-BACKED SECURITIES, OTHER ASSET-BACKED SECURITIES AND STRUCTURED SECURITIES

Mortgage-backed securities may be issued by the U.S. Government or one of its sponsored entities, or may be issued by private organizations. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage’s scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and the Portfolio would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market

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value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-backed securities include mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduit certificates, or REMICs, collateralized mortgage obligations, or CMOs, government sponsored enterprise (“GSE”) risk-sharing bonds, and stripped mortgage-backed securities, and other types of mortgage-backed securities that may be available in the future.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-backed securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMICs are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways. Each class of CMOs or REMICs, often referred to as a “tranche”, is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrued on all classes of CMOs or REMICs on a monthly basis.

Typically, CMOs are collateralized by GNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the U.S. Internal Revenue Code of 1986, as amended, or the Code, and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase “regular” and “residual” interest shares of beneficial interest in REMIC trusts.

GSE Risk-Sharing Bonds. The Portfolio may invest in mortgage-backed securities known as GSE Risk-Sharing Bonds or Credit Risk Transfer Securities (“CRTs”), which are issued by GSEs (and sometimes banks or mortgage insurers) and structured without any government or GSE guarantee in respect of borrower defaults or underlying collateral. The risks associated with an investment in CRTs differ from the risks associated with an investment in mortgage-backed securities issued by GSEs because, in CRTs, some or all of the credit risk associated with the underlying mortgage loans is transferred to the end-investor.

Other Asset-Backed Securities. The Portfolio may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used in mortgage securitizations.

Structured Securities. The Portfolio may invest in securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-related and other asset-backed securities. These investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of particular debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or high-yield bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. Because these types of structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

PREFERRED STOCK

The Portfolio may invest in preferred stock. Preferred stock is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer’s common stock under certain conditions, among which may be the specification of a future date when the conversion may begin, a certain number of common shares per preferred share, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer’s common stock as well as the dividends payable on the preferred stock.

REAL ESTATE INVESTMENT TRUSTS (“REITS”)

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments and principal. Similar to investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders, provided they comply with several requirements of the Code. The

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Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which it invests in addition to the expenses incurred directly by the Portfolio.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS

The Portfolio may enter into repurchase agreements. In a repurchase agreement transaction, the Portfolio buys a security and simultaneously agrees to sell it back to the counterparty at a specified price in the future. However, a repurchase agreement is economically similar to a secured loan, in that the Portfolio lends cash to a counterparty for a specific term, normally a day or a few days, and is given acceptable collateral (the purchased securities) to hold in case the counterparty does not repay the loan. The difference between the purchase price and the repurchase price of the securities reflects an agreed-upon “interest rate”. Given that the price at which the Portfolio will sell the collateral back is specified in advance, the Portfolio is not exposed to price movements on the collateral unless the counterparty defaults. If the counterparty defaults on its obligation to buy back the securities at the maturity date and the liquidation value of the collateral is less than the outstanding loan amount, the Portfolio would suffer a loss. In order to further mitigate any potential credit exposure to the counterparty, if the value of the securities falls below a specified level that is linked to the loan amount during the life of the agreement, the counterparty must provide additional collateral to support the loan.

The Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, the Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

RIGHTS AND WARRANTS

Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES

The Portfolio may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that the Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. When the Portfolio makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Although the Portfolio’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited because there is a theoretically unlimited potential for the price of a security sold short to increase.

ADDITIONAL RISK AND OTHER CONSIDERATIONS

Investments in the Portfolio involve the risk considerations described below.

FOREIGN (NON-U.S.) SECURITIES

Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. The Portfolio’s investments in securities of foreign issuers may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Sanctions and other similar actions imposed by the U.S. or a foreign country, including those against specific issuers and individuals, may restrict, and in some cases have restricted, the Portfolio’s ability to purchase or sell foreign securities or access income received on foreign securities, or may require the Portfolio to divest its holdings of foreign securities, which could adversely affect, and in some cases have adversely affected, the value and liquidity of such holdings. The imposition of sanctions and other similar actions could also adversely affect global sectors and economies and thereby negatively affect the value of the Portfolio’s investments beyond any direct exposure to the countries or regions subject to the sanctions. In addition, the securities markets of some foreign countries may be closed on certain days (e.g., local holidays) when the Portfolio is open for business. Under these circumstances, the Portfolio will be unable to add to or exit its positions in certain foreign securities even though it may otherwise be attractive to do so.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under

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regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. Income from certain investments held by the Portfolio could be reduced by foreign income taxes, including withholding taxes.

The Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio. These factors may affect the liquidity of the Portfolio’s investments in any country and the Adviser will monitor the effect of any such factor or factors on the Portfolio’s investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in securities of foreign issuers than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers. In certain instances, issuers of securities in foreign jurisdictions are owned or controlled directly or indirectly by governmental authorities or military organizations. Securities of such issuers present risks in addition to general market risks of investing in the jurisdiction or country or region. These risks include political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, economic sanctions, trade embargos, cancellation of investors’ interests, and confiscatory taxation, which could adversely affect the performance of the issuers and the value of the securities in which the Portfolio has invested.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, public health crises (including the occurrence of a contagious disease or illness), revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, the Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Geopolitical conflicts, military conflicts and wars may result in market disruptions in the affected regions and globally. Russia’s large-scale invasion of Ukraine and the wars involving Israel, Iran and other countries in the Middle East, and responses to such conflicts by governments and intergovernmental organizations have resulted, and may continue to result, in market disruptions. Future market disruptions, as a result of these conflicts, are impossible to predict, but could be significant and have a severe adverse effect on the regions and beyond, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas. The Chinese government is involved in a longstanding dispute with Taiwan and has made threats of invasion. Military conflict between China and Taiwan may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region, adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets.

The imposition of, or an increase in, tariffs or trade restrictions between the U.S. and foreign countries, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economies of the U.S. and foreign countries. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank (International Bank for Reconstruction and Development) as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as emerging markets. Emerging market countries that the Adviser currently considers for investment include:

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Argentina Bangladesh Belize Brazil Bulgaria Chile China Colombia Croatia Czech Republic Dominican Republic Ecuador Egypt El Salvador Gabon Georgia Ghana Greece	Hungary India Indonesia Iraq Ivory Coast Jamaica Jordan Kazakhstan Kenya Lebanon Lithuania Malaysia Mexico Mongolia Nigeria Pakistan Panama Peru	Philippines Poland Qatar Saudi Arabia Senegal Serbia South Africa South Korea Sri Lanka Taiwan Thailand Turkey Ukraine United Arab Emirates Uruguay Venezuela Vietnam

Countries may be added to or removed from this list at any time.

Investing in emerging market securities involves risks different from, and greater than, risks of investing in domestic securities or in the securities of issuers domiciled in developed, foreign countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and the imposition of capital controls, which may restrict the Portfolio’s ability to repatriate investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in securities denominated in or traded in these currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; less developed legal systems with fewer security holder rights and practical remedies to pursue claims, including class actions or fraud claims; the limited ability of U.S. authorities to bring and enforce actions against non-U.S. companies and non-U.S. persons; and differences in the nature and quality of financial information, including (i) auditing and financial reporting standards, which may result in unavailability or unreliability of material information about issuers and (ii) the risk that the Public Company Accounting Oversight Board (“PCAOB”) may not be able to inspect audit practices and work conducted by PCAOB-registered audit firms in certain emerging market countries, such as China. Thus there can be no assurance that the quality of financial reporting or the audits conducted by such audit firms of U.S.-listed emerging market companies meet PCAOB standards. Furthermore, in December 2021, the SEC finalized rules to implement the Holding Foreign Companies Accountable Act, which requires the SEC to prohibit the trading of securities of foreign issuers (including those based in China) on a national securities exchange or through any other method regulated by the SEC (including through over-the-counter trading) if the PCAOB is unable to inspect the work papers of the auditors of such companies for three years. To the extent the Portfolio invests in the securities of a company whose securities become subject to such a trading prohibition, the Portfolio’s ability to transact in such securities, and the liquidity of the securities, as well as their market price, would likely be adversely affected. The Portfolio would also have to seek other markets in which to transact in such securities, which could increase the Portfolio’s costs. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

[U.S. Economic Trading Partners. The United States is a significant, and in some cases the most significant, trading partner of, or foreign investor in, certain countries in which the Portfolio may invest. Consequently, the economic conditions in such foreign countries may be impacted by changes in the U.S. economy. A decrease in U.S. imports or exports, changes in trade and financial regulations or tariffs, fluctuations in exchange rates or an economic slowdown in the United States may have material adverse effects on a foreign country’s economic conditions and, as a result, securities to which the Portfolio has exposure.

Circumstances could arise that could prevent the timely payment of interest or principal on U.S. Government debt, such as reaching the legislative “debt ceiling.” Such non-payment would likely have negative impacts on the U.S. economy and the global financial system.

There are strained relations between the United States and certain foreign countries, including traditional allies (such as certain European countries) and historical adversaries (such as North Korea, Iran, China and Russia). If these relations were to worsen, such change could adversely affect U.S. issuers and non-U.S. issuers that rely on the United States for trade. The United States has also experienced

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increased internal unrest and discord. If these trends were to continue, there may be an adverse impact on the U.S. economy and issuers in which the Portfolio may invest.]

FOREIGN (NON-U.S.) CURRENCIES

The Portfolio invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies and will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or non-U.S. Governments or central banks or by currency controls or political developments. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks. The Portfolio may also invest directly in foreign currencies for non-hedging purposes directly on a spot basis (i.e., cash) or through derivatives transactions, such as forward currency exchange contracts, futures contracts and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing the Portfolio’s NAV to fluctuate.

MANAGEMENT RISK—QUANTITATIVE MODELS

The Adviser may use investment techniques that incorporate, or rely upon, quantitative models. These models may not work as intended and may not enable the Portfolio to achieve its investment objective. In addition, certain models may be constructed using data from external providers, and these inputs may be incorrect or incomplete, thus potentially limiting the effectiveness of the models. Finally, the Adviser may change, enhance and update its models and its usage of existing models at its discretion.

INVESTMENT IN BELOW INVESTMENT GRADE FIXED-INCOME SECURITIES

Below investment grade fixed-income securities (commonly called “junk bonds”) are those rated Ba1 or lower by Moody’s, or BB+ or lower by S&P or Fitch, or the equivalent by any other NRSRO, as well as unrated securities considered by the Adviser to be of comparable quality. For a description of credit ratings, see Appendix A—Bond Ratings.

Investments in below investment grade securities are subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio’s assets.

REAL ESTATE INVESTMENTS

Although the Portfolio does not invest directly in real estate, it invests in securities of real estate companies. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. In addition, real estate companies may be adversely impacted by pandemics, which impact could include, among other things, reduced demand for commercial and certain residential real estate, lower occupancy rates, decreased lease payments and increased foreclosures and defaults. To the extent that assets underlying such investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent. These risks may be greater for investments in non-U.S. real estate companies.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small-capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

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UNRATED SECURITIES

The Portfolio may invest in unrated fixed-income securities when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities that are consistent with the Portfolio’s objective and policies.

FUTURE DEVELOPMENTS

The Portfolio may take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio’s investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES

The AB Variable Products Series (VPS) Fund’s (the “Fund”) Board may change the Portfolio’s investment objective without shareholder approval. The Portfolio will provide shareholders with 60 days’ prior written notice of any change to the Portfolio’s investment objective. Unless otherwise noted, all other investment policies of the Portfolio may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, the Portfolio may invest in certain types of short-term, liquid, investment-grade or high-quality debt securities. While the Portfolio is investing for temporary defensive purposes, it may not meet its investment objectives.

PORTFOLIO HOLDINGS

The Portfolio’s SAI includes a description of the policies and procedures that apply to disclosure of the Portfolio’s portfolio holdings.

CYBER SECURITY RISK

As the use of the Internet and other technologies has become more prevalent in the course of business, the Portfolio and its service providers, including the Adviser, has become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Portfolio or its service providers or the issuers of securities in which the Portfolio invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security incidents, there can be no assurance that those measures will be effective, particularly since the Portfolio does not control the cyber security defenses or plans of its service providers, financial intermediaries and companies with which those entities do business and companies in which the Portfolio invests.

Cyber security incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause the Portfolio, the Adviser, and/or the Portfolio’s service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio shareholders from purchasing, redeeming, or exchanging shares or receiving distributions. The Portfolio and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers. Cyber security incidents may result in financial losses to the Portfolio and its shareholders, and substantial costs may be incurred in seeking to prevent or minimize future cyber security incidents.

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INVESTING IN THE PORTFOLIO

HOW TO BUY AND SELL SHARES

The Portfolio offers its shares through the separate accounts of the Insurers. You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the Insurer for information on how to purchase and sell the Portfolio’s shares. This Prospectus offers Class A and Class B shares of the Portfolio. AllianceBernstein Investments, Inc. (“ABI”) may, from time to time, receive payments from Insurers in connection with the sale of the Portfolio’s shares through the Insurers’ separate accounts.

The Portfolio’s NAV is available by calling (800) 221-5672.

The Insurers maintain omnibus account arrangements with the Fund in respect of the Portfolio and place aggregate purchase, redemption and exchange orders for shares of the Portfolio corresponding to orders placed by the Insurers’ customers, or Contractholders, who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under “Policy Regarding Short-Term Trading”.

The purchase or sale of the Portfolio’s shares is priced at the next-determined NAV after the order is received in proper form.

ABI may refuse any order to purchase shares. The Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

The Portfolio expects that it will typically take up to three business days following the receipt of a redemption request in proper form to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days from the day a request is received in proper form by the Portfolio by the close of regular trading on any day the New York Stock Exchange (the “Exchange”) is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The Portfolio expects, under normal circumstances, to use cash or cash equivalents held by the Portfolio to satisfy redemption requests. The Portfolio may also determine to sell portfolio assets to meet such requests. Under certain circumstances, including stressed market conditions, the Portfolio may determine to pay a redemption request by accessing a bank line of credit or by distributing wholly or partly in kind securities from its portfolio, instead of cash.

DISTRIBUTION ARRANGEMENTS

The Portfolio has adopted a plan under SEC Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of this fee for the Class B shares of the Portfolio is .25% of the aggregate average daily net assets. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the costs of your investment and may cost you more than paying other types of sales charges.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Financial intermediaries, such as the Insurers, market and sell shares of the Portfolio and typically receive compensation for selling shares of the Portfolio. This compensation is paid from various sources.

Insurers or your financial intermediary receive compensation from ABI and/or the Adviser in several ways from various sources, which include some or all of the following:
-	Rule 12b-1 fees;
-	defrayal of costs for educational seminars and training;
-	additional distribution support; and
-	payments related to providing Contractholder recordkeeping and/or administrative services.

In the case of Class B shares, up to 100% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to the financial intermediary that sells Class B shares.

ABI and/or the Adviser may pay Insurers or other financial intermediaries to perform recordkeeping and administrative services in connection with the Portfolio. Such payments will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the Insurer.

Other Payments for Educational Support and Distribution Assistance

In addition to the fees described above, ABI, at its expense, currently provides additional payments to the Insurers that sell shares of the Portfolio. These sums include payments to reimburse directly or indirectly the costs incurred by the Insurers and their employees in connection with educational seminars and training efforts about the Portfolio for the Insurers’ employees and/or their clients and potential clients and may include payments for distribution and analytical data pertaining to Portfolio sales by the Insurer. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

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For 2026, ABI’s additional payments to these firms for educational support and distribution assistance related to the Fund’s Portfolios are expected to be approximately $[__]. In 2025, ABI paid additional payments to these firms for educational support and distribution assistance related to the Fund’s Portfolios of approximately $[__].

If one mutual fund sponsor that offers shares to separate accounts of an Insurer makes greater distribution assistance payments than another, the Insurer may have an incentive to recommend or offer the shares of funds of one fund sponsor over another.

Please speak with your financial intermediary to learn more about the total amounts paid to your financial intermediary by the Adviser, ABI and by other mutual fund sponsors that offer shares to Insurers that may be recommended to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

As of the date of this Prospectus, ABI anticipates that the Insurers or their affiliates that will receive additional payments for educational support include:

[American General Life Insurance Company

Brighthouse Financial, Inc.

Equitable Financial Life Insurance Company

Jackson National Life Distributors, Inc.

Lincoln Financial Distributors, Inc.

New York Life Insurance Company

Protective Life Insurance Company

Prudential Financial

RiverSource Life Insurance Company]

Although the Portfolio may use brokers and dealers who sell shares of the Portfolio to effect portfolio transactions, the Portfolio does not consider the sale of AB Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES

The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Contractholders. These policies are described below. There is no guarantee that the Portfolio will be able to detect excessive or short-term trading or to identify Contractholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Contractholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Portfolio shares through purchases, sales and exchanges of shares. The Portfolio reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any Insurer or a Contractholder’s financial intermediary.

Risks Associated With Excessive Or Short-Term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, Contractholders that engage in rapid purchases and sales or exchanges of the Portfolio’s shares dilute the value of shares held by long-term Contractholders. Volatility resulting from excessive purchases and sales or exchanges of shares of the Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, the Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Portfolio may incur increased administrative and other expenses due to excessive or short-term trading and increased brokerage costs.

Investments in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time the Portfolio ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a Contractholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of securities of foreign issuers established some time before the Portfolio calculates its own share price (referred to as “time zone arbitrage”). The Portfolio has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, the Portfolio expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a Contractholder’s ability to engage in time zone arbitrage to the detriment of other Contractholders.

Contractholders engaging in a short-term trading strategy may also target the Portfolio irrespective of its investments in securities of foreign issuers. If the Portfolio invests in securities that are, among other things, thinly traded or traded infrequently, or that have a limited public float, it has the risk that the current market price for the securities may not accurately reflect current market values.

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Contractholders may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). The Portfolio may be adversely affected by price arbitrage.

Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Portfolio should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of shares of the Portfolio to the extent they are detected by the procedures described below, subject to the Fund’s ability to monitor purchase, sale and exchange activity. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABI or AllianceBernstein Investor Services, Inc. (“ABIS”) Contractholders’ transaction activity relating to shares of the Portfolio on an individual basis. Consequently, the Fund, ABI and ABIS may not be able to detect excessive or short-term trading in shares of the Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short-term trading in shares of the Portfolio, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABI and ABIS consider the information actually available to them at the time. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

•	Transaction Surveillance Procedures. The Portfolio, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing each individual Insurer’s omnibus transaction activity in Portfolio shares in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute excessive or short-term trading. Insurers’ omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short-term trading activity attributable to one or more Contractholders. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

•	Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Insurer’s omnibus account(s) will be immediately “blocked” and no future purchase or exchange activity will be permitted, except to the extent the Fund, ABI or ABIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund’s ability to apply its short-term trading policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of the Portfolio under a particular contract will be prevented from doing so. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio’s current prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. As a result, unless the Contractholder redeems his or her shares, the Contractholder effectively may be “locked” into an investment in shares of the Portfolio that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder’s risk profile. To rectify this situation, a Contractholder with a “blocked” account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value. To avoid this risk, a Contractholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and should avoid frequent trading in Portfolio shares. An Insurer’s omnibus account that is blocked will generally remain blocked unless and until the Insurer provides evidence or assurance acceptable to the Fund that one or more Contractholders did not or will not in the future engage in excessive or short-term trading.
•	Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. The Portfolio applies its surveillance procedures to Insurers. As required by SEC rules, the Portfolio has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Portfolio, upon the request of the Portfolio or its agents, with individual account level information about their transactions. If the Portfolio detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, Insurers will also execute instructions from the Portfolio to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares.

HOW THE PORTFOLIO VALUES ITS SHARES

The Portfolio’s NAV is calculated on any day the Exchange is open at the close of regular trading (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, the Portfolio’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If the Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio’s shares may change on days when Contractholders will not be able to purchase or redeem their shares in the Portfolio.

The Portfolio values its securities at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by the Portfolio’s Board. Pursuant to these procedures, the Adviser, as the Portfolio’s “valuation designee” pursuant to Rule 2a-5 under the 1940 Act, is responsible for making all fair value determinations relating to the Portfolio’s portfolio investments, subject to oversight by the Portfolio’s Board. When making a fair value determination, the Adviser may take into account any factors it deems appropriate. The Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures

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markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Making a fair value determination involves subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges under certain circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security, or for securities for which market quotations are not readily available or deemed unreliable (including restricted securities). The Portfolio uses fair value pricing routinely for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Portfolio ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. Factors considered in fair value pricing may include, but are not limited to, interest rates, foreign currency exchange rates, levels of publicly available benchmarks, prices of futures contracts or comparable securities, or information obtained by analysis of the issuers’ financial statements. Because most fixed-income securities are not traded on exchanges, they are primarily valued using fair value prices provided by independent pricing services when the valuation designee reasonably believes that such prices reflect the fair value of the instruments.

The Adviser has established a valuation committee of senior officers and employees of the Adviser (“Valuation Committee”) to fulfill the Adviser’s responsibilities as the Portfolio’s valuation designee, which operates under the policies and procedures approved by the Board, to value the Portfolio’s assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above. More information about the valuation of the Portfolio’s assets is available in the Portfolio’s SAI.

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MANAGEMENT OF THE PORTFOLIO

INVESTMENT ADVISER

The Portfolio’s adviser is AllianceBernstein L.P., 501 Commerce Street, Nashville, TN 37203. The Adviser, which is a controlled indirect subsidiary of Equitable Holdings, Inc., is a leading global investment adviser managing client accounts with assets as of December 31, 2025, totaling approximately $867 billion (of which over $162 billion represented assets of registered investment companies sponsored by the Adviser). As of December 31, 2025, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 11 of the nation’s FORTUNE 100 companies), for public employee retirement funds in 33 of the 50 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 26 registered investment companies managed by the Adviser, comprising approximately 91 separate investment portfolios, had as of December 31, 2025 approximately 1.9 million retail accounts.

The Adviser provides investment advisory services and order placement facilities for the Portfolio. For these advisory services, the Portfolio paid the Adviser for the fiscal year ended December 31, 2025 as a percentage of average daily net assets [__]%, net of any advisory fee waiver. See “Fees and Expenses of the Portfolio” in the Summary Information at the beginning of this Prospectus for more information about waivers. A discussion regarding the basis for the Board’s most recent approval of the Portfolio’s investment advisory agreement is available in the Portfolio’s Form N-CSR for the fiscal year ended December 31, 2025.

The Adviser acts as an investment adviser to other persons, firms, or corporations, including investment companies, hedge funds, pension funds, and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Portfolio. Certain other clients of the Adviser have investment objectives and policies similar to those of the Portfolio. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Portfolio. When two or more of the clients of the Adviser (including the Portfolio) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions are averaged as to price. The securities are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the securities over time.

PORTFOLIO MANAGERS

The day-to-day management of, and investment decisions for, the Portfolio are made by the Adviser’s Multi-Asset Solutions Team. The Multi-Asset Solutions Team relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. No one person is principally responsible for making recommendations for the Portfolio’s portfolio.

The following table lists the persons within the Multi-Asset Solutions Team with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years
Alexander Barenboym; since May 2026; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity since prior to 2021.

Joshua Lisser; since May 2026; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity since prior to 2021. He is also Head of Index Strategies.

Benjamin Sklar; since May 2026; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity since prior to 2021.

The Portfolio’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Portfolio.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio declares dividends on its shares at least annually. The income and capital gains distributions are expected to be made in shares of the Portfolio.

See the prospectus of the separate account of the Insurer for U.S. federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain requirements are met, the Portfolio may “pass-through” to its Contractholders credits or deductions to foreign income taxes paid. Non-U.S. investors may not be able to credit or deduct such foreign taxes.

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GLOSSARY

Fixed-income securities are investments, such as bonds, ETFs that invest in bonds or treasuries, or other debt securities or preferred stocks, that pay a fixed rate of return.

Nationally Recognized Statistical Rating Organizations, or NRSROs, are credit rating agencies registered with the SEC. NRSROs assess the creditworthiness of an obligor as an entity or with respect to specific securities or money market instruments. A list of credit rating agencies currently registered as NRSROs can be found on the SEC’s website (http://www.sec.gov).

Bloomberg U.S. Aggregate Bond Index provides a measure of the performance of the U.S. Dollar-denominated, investment-grade bond market, which includes U.S. Government bonds, corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly for sale in the United States.

MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the past five years. Certain information reflects financial results for a single share of a class of the Portfolio. The total returns in the table represent the rate that a Contractholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total returns in the table do not take into account separate account charges. If separate account charges were included, a Contractholder’s return would have been lower. This information has been audited by [___________], the independent registered public accounting firm for the Portfolio, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Form N-CSR for its most recent fiscal year, which was filed with the SEC and is available upon request.

AB VPS Balanced Hedged Allocation Portfolio

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APPENDIX A

BOND RATINGS

The following is a summary of published ratings by certain NRSROs. The Adviser generally uses ratings issued by such NRSROs but may rely on ratings from other NRSROs, depending on the security in question. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. While NRSROs may from time to time revise such ratings, they undertake no obligation to do so. NRSROs may also fail to change credit ratings to reflect subsequent events on a timely basis.

Moody’s Ratings

Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are judged to be upper-medium-grade and are subject to low credit risk.

Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note—Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

S&P Global Ratings

AAA—An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ or ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

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CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C—An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D—An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Plus (+) or Minus (-)—Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

NR—NR indicates that a rating has not been assigned or is no longer assigned.

Fitch Ratings

AAA—‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB—‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B—‘B’ ratings indicate that material credit risk is present.

CCC—‘CCC’ ratings indicate that substantial credit risk is present.

CC—‘CC’ ratings indicate very high levels of credit risk.

C—‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations are typically rated in the ‘CCC’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics.

Morningstar DBRS

AAA—Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA—Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A—Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB—Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB—Speculative, non-investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B—Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC, CC and C—Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default

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or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place, but is considered inevitable, may be rated in the C category.

D—When the issuer has filed under any applicable bankruptcy, insolvency, or winding-up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. Morningstar DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a distressed exchange.

All rating categories from AA to CCC contain the subcategories (high) and (low). The absence of either a (high) or (low) designation indicates the rating is in the middle of the category.

Kroll Bond Rating Agency (“KBRA”)

AAA—Determined to have almost no risk of loss due to credit-related events. Assigned only to the very highest quality obligors and obligations able to survive extremely challenging economic events.

AA—Determined to have minimal risk of loss due to credit-related events. Such obligors and obligations are deemed very high quality.

A—Determined to be of high quality with a small risk of loss due to credit-related events. Issuers and obligations in this category are expected to weather difficult times with low credit losses.

BBB—Determined to be of medium quality with some risk of loss due to credit-related events. Such issuers and obligations may experience credit losses during stressed environments.

BB—Determined to be of low quality with moderate risk of loss due to credit-related events. Such issuers and obligations have fundamental weaknesses that create moderate credit risk.

B—Determined to be of very low quality with high risk of loss due to credit-related events. These issuers and obligations contain many fundamental shortcomings that create significant credit risk.

CCC—Determined to be at substantial risk of loss due to credit-related events, near default, or in default with high recovery expectations.

CC—Determined to be near default or in default with average recovery expectations.

C—Determined to be near default or in default with low recovery expectations.

D—KBRA defines default as occurring if: (1) there is a missed interest payment, principal payment, or preferred dividend payment, as applicable, on a rated obligation which is unlikely to be recovered; (2) the rated entity files for protection from creditors, is placed into receivership, or is closed by regulators such that a missed payment is likely to result; (3) the rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.

KBRA may append - or + modifiers to ratings in categories AA through CCC to indicate, respectively, upper and lower risk levels within the broader category.

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APPENDIX B

Hypothetical Investment and Expense Information

The following supplemental hypothetical investment information provides additional information calculated and presented in a manner different from expense information found under “Fees and Expenses of the Portfolio” in this Prospectus about the effect of the Portfolio’s expenses, including investment advisory fees and other Portfolio costs, on the Portfolio’s returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Portfolio assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for the Portfolio is the same as stated under “Fees and Expenses of the Portfolio”. There are additional fees and expenses associated with variable products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly affect expenses. These fees and expenses are not reflected in the following expense information. Your actual expenses may be higher or lower.

AB VPS Balanced Hedged Allocation Portfolio

Year	Hypothetical Investment		Hypothetical Performance Earnings		Investment After Returns		Hypothetical Expenses*		Hypothetical Ending Investment
1	$	[__]	$	[__]	$	[__]	$	[__]	$	[__]
2		[__]		[__]		[__]		[__]	$	[__]
3		[__]		[__]		[__]		[__]	$	[__]
4		[__]		[__]		[__]		[__]	$	[__]
5		[__]		[__]		[__]		[__]	$	[__]
6		[__]		[__]		[__]		[__]	$	[__]
7		[__]		[__]		[__]		[__]	$	[__]
8		[__]		[__]		[__]		[__]	$	[__]
9		[__]		[__]		[__]		[__]	$	[__]
10		[__]		[__]		[__]		[__]	$	[__]
Cumulative			$	[__]			$	[__]

*	Expenses are net of any applicable fee waivers and expense reimbursements by the Adviser in the first year. Thereafter, the expense ratio reflects the Portfolio’s operating expenses as reflected under “Fee and Expenses of the Portfolio” before the waiver and expense reimbursement in the Summary information at the beginning of this Prospectus.

B-1

For more information about the Portfolio, the following documents are available upon request:

•	ANNUAL/SEMI-ANNUAL REPORTS TO CONTRACTHOLDERS AND FORM N-CSR FILINGS

The Portfolio’s annual and semi-annual reports to Contractholders and filings on Form N-CSR contain additional information on the Portfolio’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. In the Portfolio’s filings on Form N-CSR, you will find the Portfolio’s annual and semi-annual financial statements.

•	STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio’s SAI and the independent registered public accounting firm’s report and financial statements in the Portfolio’s Form N-CSR for its most recent fiscal year are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report, the SAI or other information such as Portfolio financial statements, or make inquiries concerning the Portfolio, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003

By Phone:	For Information: (800) 221-5672 For Literature: (800) 227-4618
On the Internet:	www.abfunds.com

You may also view reports and other information about the Portfolio, including the SAI, by visiting the EDGAR database on the Securities and Exchange Commission’s website (http://www.sec.gov). Copies of this information can be obtained, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

You also may find these documents and more information about the Adviser and the Portfolio on the Internet at: www.abfunds.com.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SEC File No. 811-05398

AB VARIABLE PRODUCTS SERIES FUND, INC.

LARGE CAP GROWTH PORTFOLIO

RELATIVE VALUE PORTFOLIO

SUSTAINABLE GLOBAL THEMATIC PORTFOLIO

SMALL CAP GROWTH PORTFOLIO

INTERNATIONAL VALUE PORTFOLIO

DISCOVERY VALUE PORTFOLIO

BALANCED HEDGED ALLOCATION PORTFOLIO

DYNAMIC ASSET ALLOCATION PORTFOLIO

(each, a “Portfolio”, and collectively, the “Portfolios”)

c/o AllianceBernstein Investor Services, Inc. P. O. Box 786003, San Antonio, Texas 78278-6003 For Literature: Toll Free (800) 221-5672

STATEMENT OF ADDITIONAL INFORMATION May 1, 2026

This Statement of Additional Information (“SAI”) is not a prospectus but supplements and should be read in conjunction with the prospectuses dated May 1, 2026 for AB Variable Products Series (VPS) Fund, Inc. (the “Fund”) that offer Class A shares and Class B shares, as applicable, of the Fund’s Portfolios (each, a “Prospectus”, and together, the “Prospectuses”). Financial statements for each Portfolio of the Fund for the year ended December 31, 2025 are included in the Fund’s Form N-CSR for the fiscal year ended December 31, 2025, filed with the Securities and Exchange Commission (the “SEC”) on February [_], 2026, and are incorporated into this SAI by reference. Copies of the Prospectuses and annual reports may be obtained by contacting AllianceBernstein Investor Services, Inc. (“ABIS”) at the address or the “For Literature” telephone number shown above or on the Internet at www.abfunds.com.

__________________

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

INFORMATION ABOUT THE PORTFOLIOS AND THEIR INVESTMENTS

Introduction to the Portfolios

The Fund is an open-end series investment company designed to fund variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies (the “Insurers”). The Fund currently offers an opportunity to choose among the separately managed pools of assets (the “Portfolios”) described in the Portfolios’ Prospectuses, each of which has differing investment objectives and policies. The Fund currently has nine Portfolios, all of which are described in this SAI.

Except as noted, the investment objectives and policies described below are not “fundamental policies” within the meaning of the Investment Company Act of 1940 (the “1940 Act”), and may, therefore, be changed by the Board of Directors of the Fund (the “Board” or the “Directors”) without shareholder approval. However, no Portfolio will change its investment objective without at least 60 days’ prior written notice to shareholders. There is no guarantee that a Portfolio will achieve its investment objective. Whenever any investment policy or restriction states a minimum or maximum percentage of a Portfolio’s assets that may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of such Portfolio’s acquisition of such security or other asset. Accordingly, except with respect to borrowing, any later increase or decrease in percentage beyond the specified limitations resulting from a change in value or net assets will not be considered a violation of this percentage limitation.

Additional Investment Policies and Practices

The following information about the Portfolios’ investment policies and practices supplements the information set forth in the Prospectuses.

Contingent Value Rights

The Portfolios may hold contingent value rights (“CVRs”). A CVR gives the holder the right to receive an amount, which may be a fixed amount or a variable amount determined by a formula, in the event that a specified corporate action or other business event or trigger occurs (or does not occur) during the term of the CVR. CVRs are often subject to an expiration date. CVRs may be issued to investors in the context of a corporate acquisition or major restructuring, such as a reorganization pursuant to Chapter 11 of the U.S. Bankruptcy Code or other bankruptcy reorganization. For example, investors in an acquired or reorganized company may receive CVRs that enable the investor to receive additional shares of the acquiring company in the event that the acquiring company’s share price falls below a certain level by a specified date, or to receive cash payments and/or securities in the event of a future sale or liquidation event involving the company by a specified date. CVRs generally do not entitle a holder to dividends or voting rights with respect to the underlying company and do not represent any rights in the assets of the issuing company.

Risks associated with investing in CVRs are generally similar to risks associated with the use of purchased options, such as the risk that the

3

required trigger does not occur prior to a CVR’s expiration, causing the CVR to expire with no value. CVRs also present liquidity risk, as they typically are not registered under the federal securities laws and are generally non-transferable or difficult to transfer, as well as involving counterparty risk and credit risk. Further, because CVRs are valued based on the likelihood of the occurrence of a trigger, valuation often requires subjective modeling and judgment, which may be hampered by incomplete or unavailable relevant information, increasing the risk of mispricing or improper valuation.

Convertible Securities

Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into shares of the underlying common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable investors to benefit from any increases in the market price of the underlying common stock.

When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible debt and preferred securities rank senior to common stock, and convertible debt securities rank senior to preferred stock, in an issuer’s capital structure. Convertible securities are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Depositary Receipts

A Portfolio may invest in depositary receipts. American Depositary Receipts (“ADRs”) are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or non-U.S. company. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. In addition, the issuers of the securities of unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets; EDRs, in bearer form, are designed for use in European securities markets; and GDRs, in bearer form, are designed for use in two or more securities markets, such as those of Europe and Asia.

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Derivatives

A Portfolio may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

There are four principal types of derivatives—options, futures contracts, forwards and swaps. These principal types of derivative instruments, as well as the ways they may be used by a Portfolio, are described below. Derivatives include listed and cleared transactions where the Portfolio’s derivative trade counterparty is an exchange or clearinghouse, and non-cleared bilateral “over-the-counter” (“OTC”) transactions that are privately negotiated and where the Portfolio’s derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be subject to less counterparty credit risk than those that are bilateral and privately negotiated. The Portfolios may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

Forward Contracts. A forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying security, commodity or other asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the security, commodity or other tangible asset underlying the forward contract to an agreed-upon location at a future date (rather than settled by cash) or is rolled forward into a new forward contract. Non-deliverable forwards (“NDFs”) specify a cash payment upon maturity.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method by which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call”) or sell (a “put”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

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Swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices, rates (e.g., interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps), or indices for a specified amount of an underlying asset (the “notional” principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Generally, the notional principal amount is used solely to calculate the payment streams but is not exchanged. Pursuant to Commodity Futures Trading Commission (“CFTC”) regulations, certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing and are required to be executed through a regulated swap execution facility. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is intended to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. The SEC has adopted similar execution and clearing requirements in respect of certain security-based swaps under its jurisdiction. Privately negotiated swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party, nor are these required to be executed on a regulated swap execution facility.

Risks of Derivatives and Other Regulatory Issues. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

—                Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Portfolio’s interest.

—                Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio’s investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

—                Credit Risk. This is the risk that a loss may be sustained by a Portfolio as a result of the failure of another party to a derivative (usually referred to as a “counterparty”) to comply with the terms of the derivative contract. The credit risk for derivatives traded on an exchange or through a clearinghouse is generally less than for uncleared OTC derivatives, since the performance of the exchange or clearinghouse, which is the issuer or counterparty to each derivative, is supported

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by all the members of such exchange or clearinghouse. The performance of an exchange or clearinghouse is further supported by a daily payment system (i.e., margin requirements) operated by the exchange or clearinghouse in order to reduce overall credit risk. There is no similar intermediary support for uncleared OTC derivatives. Therefore, a Portfolio will effect transactions in uncleared OTC derivatives only with investment dealers and other financial institutions (such as commercial banks) deemed creditworthy by AllianceBernstein L.P., the Funds’ adviser (the “Adviser”), and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

—                Counterparty Risk. The value of an OTC derivative will depend on the ability and willingness of a Portfolio’s counterparty to perform its obligations under the transaction. If the counterparty defaults, a Portfolio will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, a Portfolio could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Portfolio. Participants in OTC derivatives markets generally are not subject to the same level of credit evaluation and regulatory oversight as are exchanges or clearinghouses. As a result, OTC derivatives generally expose a Portfolio to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.

Recent regulations affecting derivatives transactions require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing. Under these requirements, a central clearing organization is substituted as the counterparty to each side of the derivatives transaction. Each party to derivatives transactions is required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is intended to reduce, but not eliminate, counterparty risk. A Portfolio is subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations. A Portfolio may also face the indirect risk of the failure of another clearing member customer to meet its obligations to the clearing member, causing a default by the clearing member on its obligations to the clearinghouse.

—                Illiquid Investments Risk. Illiquid investments risk exists when a particular instrument is difficult to purchase, sell or otherwise liquidate. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately-negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

—                Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment.

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Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

—                Regulatory Risk. Various U.S. Government entities, including the CFTC and the SEC, are in the process of adopting and implementing additional regulations governing derivatives markets permitted by, among other things, the Dodd-Frank Act, including clearing, as discussed above, margin, reporting and registration requirements. In addition, the SEC has adopted Rule 18f-4 under the 1940 Act, which governs the use of derivatives and certain other forms of leverage by registered investment companies. Rule 18f-4 requires certain funds, among other things, to adopt a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a limit on fund leverage risk based on value-at-risk, or “VaR.” Funds that use derivatives in a limited amount are not subject to the full requirements of Rule 18f-4. In addition, Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of futures, options and swaps markets in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits, and increased margin requirements for various types of futures. These regulations and actions may adversely affect a Portfolio’s ability to execute its investment strategy.

The CFTC has also issued rules requiring certain OTC derivatives transactions that fall within its jurisdiction to be executed through a regulated securities, futures or swap exchange or execution facility. Such requirements may make it more difficult or costly for a Portfolio to enter into highly tailored or customized transactions. They may also render certain strategies in which a Portfolio may otherwise engage impossible or so costly that they will not be economical to implement. If a Portfolio decides to become a direct member of one or more swap exchange or execution facilities, it will be subject to all of the rules of the exchange or execution facility.

European regulation of the derivatives market is also relevant to the extent a Portfolio engages in derivatives transactions with a counterparty that is subject to the European Market Infrastructure Regulation (“EMIR”). EMIR introduced uniform requirements in respect of OTC derivative contracts by requiring certain “eligible” OTC derivatives contracts to be submitted for clearing to regulated central clearing counterparties and by mandating the reporting of certain details of OTC derivatives contracts to trade repositories. In addition, EMIR imposes risk mitigation requirements, including requiring appropriate procedures and arrangements to measure, monitor and mitigate operational and counterparty credit risk in respect of OTC derivatives contracts which are not subject to mandatory clearing. These risk mitigation requirements include the exchange, and potentially the segregation, of collateral by the parties, including by a Portfolio. While many of the obligations under EMIR have come into force, a number of other requirements have not yet come into force or are subject to phase-in periods, and certain key issues have not been resolved. It is therefore not fully clear how

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the OTC derivatives market will ultimately adapt to the evolving European regulatory regime for OTC derivatives.

—                Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately-negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate with or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio’s use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio’s investment objective.

Other. A Portfolio may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act (“CEA”) and the rules adopted by the CFTC thereunder. Under CFTC rules, a registered investment company that conducts more than a certain amount of trading in futures contracts, commodity options, certain swaps and other commodity interests is a commodity pool and its adviser must register as a commodity pool operator (“CPO”). Under such rules, registered investment companies that are commodity pools are subject to additional recordkeeping, reporting and disclosure requirements. The Adviser, with respect to each Portfolio, except for the Dynamic Asset Allocation Portfolio, has claimed an exclusion from the definition of CPO under CFTC Rule 4.5 under the CEA based on the extent of the Portfolios’ derivatives use and such Portfolios are not currently subject to these recordkeeping, reporting and disclosure requirements under the CEA. This exclusion in Rule 4.5 is not available to the Dynamic Asset Allocation Portfolio, and the Fund’s Adviser is the registered CPO with respect to this Portfolio, which must comply with certain recordkeeping, reporting and disclosure requirements but, under rules adopted by the CFTC, compliance with SEC disclosure and filing requirements, for the most part, constitutes compliance with comparable CFTC requirements.

Use of Options, Futures Contracts, Forwards and Swaps by the Portfolios

– Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

A Portfolio may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. Dollar and other currencies. A Portfolio may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. A Portfolio may also purchase or sell forward

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currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Portfolio may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

A Portfolio may use forward currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. For example, a Portfolio may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. The Portfolio would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Portfolio may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. The Portfolio would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved.

– Options on Securities. A Portfolio may write and purchase call and put options on securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. A Portfolio may write covered options or uncovered options. A call option written by a Portfolio is “covered” if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the exercise price of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than the exercise price of the put option it has written. Uncovered options or “naked options” are riskier than covered options. For example, if a Portfolio wrote a naked call option and the price of the underlying security

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increased, the Portfolio would have to purchase the underlying security for delivery to the call buyer and sustain a loss, which could be substantial, equal to the difference between the option price and the market price of the security.

A Portfolio may also purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the option at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid.

A Portfolio may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Portfolio also may, as an example, write combinations of put and call options on the same security, known as “straddles”, with the same exercise and expiration date. By writing a straddle, a Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and a Portfolio will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

A Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately-negotiated (i.e., OTC transactions). Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

– Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified

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price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

A Portfolio may write (sell) call and put options and purchase call and put options on securities indices. If a Portfolio purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Portfolio’s investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio’s loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Portfolio’s security holdings.

A Portfolio may also write put or call options on securities indices to, among other things, earn income. If the value of the chosen index declines below the exercise price of the put option, the Portfolio has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option. Similarly, if the value of the index is higher than the exercise price of the call option, the Portfolio has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be offset by the premium it received upon sale of the call option. If the value of the index is significantly below or above the exercise price of the written option, the Portfolio could experience a substantial loss.

The purchase of call options on securities indices may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Portfolio owns.

– Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Portfolio that invests in equity securities may use option strategies such as the concurrent purchase of a call or put option, including on individual securities, stock indices, futures contracts (including on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”) at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options from the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index,

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futures contract or ETF declines in the case of the call option or increases in the case of the put option, the Portfolio has the risk of losing the entire amount paid for the call or put options.

– Options on Foreign Currencies. A Portfolio may purchase and write options on foreign currencies for hedging and non-hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

A Portfolio may write options on foreign currencies for hedging purposes or in an effort to increase returns. For example, where a Portfolio anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Portfolio will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

In addition to using options for the hedging purposes described above, a Portfolio may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. A Portfolio may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. For example, a Portfolio may purchase call

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options in anticipation of an increase in the market value of a currency. The Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, the Portfolio would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Portfolio for the purpose of benefiting from a decline in the value of a currency that the Portfolio does not own. The Portfolio would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Portfolio would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see “Currency Transactions” below.

Special Risks Associated with Options on Currencies. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Portfolio will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Portfolio would have to exercise its options in order to realize any profit and would incur transaction costs on the purchase or sale of the underlying currency.

– Futures Contracts and Options on Futures Contracts. Futures contracts that a Portfolio may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. A Portfolio may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio’s current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio’s portfolio. However, since the futures market is generally more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value (“NAV”) of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio’s cash reserves could then be used to buy long-term bonds on the cash market.

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A Portfolio may purchase and sell foreign currency futures contracts for hedging or risk management purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Portfolio’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Conversely, a Portfolio could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

A Portfolio may also engage in currency “cross hedging” when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such “cross hedging” is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

A Portfolio may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Portfolio may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Underlying Portfolio and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures contracts are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see “Currency Transactions” below.

Purchases or sales of stock or bond index futures contracts are used for hedging or risk management purposes to attempt to protect a Portfolio’s current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio’s portfolio securities that might otherwise result. If such

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decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts may be closed out.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Portfolio’s portfolio. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Portfolio’s losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

A Portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease was to occur, it may be offset, in whole or in part, by a profit on the option. If the anticipated market decline were not to occur, the Portfolio would suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities that the Portfolio intends to purchase may be less expensive.

– Credit Default Swap Agreements. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the

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contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Portfolio, as seller, typically must pay the contingent payment to the buyer. The contingent payment will be either (i) the “face amount” of the reference obligation in which case the Portfolio will receive the reference obligation in return, or (ii) an amount equal to the difference between the face amount and the current market value of the obligation. As a buyer, if a credit event occurs, the Portfolio would be the receiver of such contingent payments, either delivering the reference obligation in exchange for the full notional (face) value of a reference obligation that may have little or no value, or receiving a payment equal to the difference between the face amount and the current market value of the obligation.

The value of the reference obligation received by a Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk and credit risk, and may be illiquid.

– Currency Swaps. A Portfolio may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. Currency swaps involve the exchange by a Portfolio with another party of a series of payments in specified currencies. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation, and again upon termination of the transaction. Currency swaps may be bilateral and privately negotiated, with the Portfolio expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. A Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty thereto is rated in the highest short-term rating category of at least one nationally recognized statistical rating organization (“NRSRO”) at the time of entering into the transaction.

– Variance Swaps. A Portfolio may enter into variance swaps to hedge market risk or adjust exposure to the markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. “Variance” as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its “volatility”) over the length of the contract term.

– Swaps: Interest Rate Transactions. A Portfolio may enter into interest rate swap, swaption and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of

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securities the Portfolio anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.

Interest rate swaps involve the exchange by a Portfolio with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments) computed based on a contractually-based principal (or “notional”) amount.

An option on a swap agreement, also called a “swaption”, is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. It may be more difficult for a Portfolio to trade or close out of interest rate caps and floors in comparison to other types of swaps.

These transactions do not involve the delivery of securities or other underlying assets or principal. A Portfolio will enter into bilateral swap agreements, including interest rate swap, swaptions, cap or floor transactions but excluding currency swaps, which are subject to separate counterparty requirements as addressed above, only with counterparties who have credit ratings of at least A- (or the equivalent by any NRSRO) from any one NRSRO or counterparties with guarantors with debt securities having such a rating. For cleared swaps, the Adviser will monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker but there will be no prescribed NRSRO rating requirements for these entities.

—Total Return Swaps. A Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment or make a payment to the counterparty. Total return swaps may reflect a leveraged investment and incorporate borrowing costs which are borne by the Portfolio. There is no guarantee that the Portfolio’s investment via a total return swap will deliver returns in excess of the embedded borrowing costs and, accordingly, the Portfolio’s performance may be less than would be achieved by a direct investment in the underlying referenced asset.

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--Special Risks Associated with Swaps. Risks may arise as a result of the failure of the counterparty to a bilateral swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by a Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of the counterparty to a bilateral swap contract. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Additionally, swap values can be highly volatile and expose investors to a high risk of loss. The low initial margin deposits normally required to establish a swap position permit a high degree of leverage. As a result, depending on the type of swap, a relatively small movement in the price of the underlying reference asset or in the market value of the contract may result in a profit or loss which is high in proportion to the amount of funds deposited as initial margin and may result in unquantifiable further loss exceeding any margin initially deposited. Such risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the changes in value on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Swaps entered into in the OTC market are more likely to be illiquid than exchange-traded instruments as there is no exchange market on which to close out an open OTC swap position. It may therefore be impossible to liquidate an existing position (or to do so at an advantageous price), to assess the value of the position, or to assess the exposure to risk associated with the position.

– Synthetic Foreign Equity Securities. A Portfolio may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Portfolio. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

Other types of synthetic foreign equity securities in which a Portfolio may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to

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purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which they can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

A Portfolio’s investments in synthetic foreign equity securities will only be those issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to illiquid investments risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in OTC markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

A Portfolio also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long-term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years.

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Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange’s trading regulations.

– Eurodollar Contracts. Eurodollars are time deposits denominated in U.S. dollars and are held at banks outside the U.S., which could be foreign banks or overseas branches of U.S. banks. Eurodollar contracts are U.S. Dollar-denominated futures contracts or options thereon that are tied to a reference rate, such as the Secured Overnight Financing Rate (SOFR), paid on such deposits, and are subject to the same limitations and risks as other futures contracts and options. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio may use Eurodollar instruments to hedge against changes in the reference rate.

– Currency Transactions. A Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage a Portfolio’s currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

Event-linked Securities

Event-linked securities are variable rate or fixed rate fixed-income securities or types of equity securities for which the return of principal and payment of interest are contingent on the severity or non-occurrence of various specified catastrophic events, which may be specific trigger events or a diversified group of events, such as hurricanes, typhoons, wind events or earthquakes. The most common type of fixed-income securities are known as “catastrophe” or “CAT” bonds. In some cases, the trigger event(s) will not be deemed to have occurred unless the event(s) happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) or caused a certain amount of actual or modeled loss. If the trigger event(s) occurs prior to the securities’ maturity, a Portfolio may lose all or a portion of its principal and forgo additional interest.

These securities may have a special condition that states that if the issuer (i.e., an insurance or reinsurance company) suffers a loss from a particular pre-defined catastrophe, then the issuer’s obligation to pay interest and/or repay the principal is either deferred or completely forgiven. For example, if a Portfolio holds a fixed-income security that covers an insurer’s losses due to a hurricane with a “trigger” at $1 billion and a hurricane hits causing $1 billion or more in losses to such insurer, then the Portfolio will lose all or a portion of its principal invested in the security and forgo any future interest payments. If the trigger event(s) does not occur, the Portfolio will recover its principal plus interest. Interest typically accrues and is paid on a

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quarterly basis. Although principal typically is repaid only on the maturity date, it may be repaid in installments, depending on the terms of the securities.

Event-linked securities may be issued by government agencies, insurance companies, reinsurers, special purpose companies or other on-shore or off-shore entities. Event-linked securities are a relatively new type of financial instrument. As a result, there is no significant trading history of these securities and these securities may be illiquid or the markets for these instruments may not be liquid at all times. These securities may be rated, generally below investment grade by a NRSRO or the unrated equivalent, and have the same or equivalent risks as higher yield debt securities (“junk bonds”). The rating primarily reflects the NRSRO’s calculated probability that a pre-defined trigger event will occur as well as the overall expected loss to the principal of the security.

Forward Commitments and When-Issued and Delayed Delivery Securities

Forward commitments for the purchase or sale of securities may include purchases on a “when-issued” basis or purchases or sales on a “delayed delivery” basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a “when, as and if issued” trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made. A Portfolio assumes the rights and risks of ownership of the security, but does not pay for the securities until they are received. If a Portfolio is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Portfolio’s volatility of returns.

The use of forward commitments enables a Portfolio to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, a Portfolio may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. Dollar price of the security (“transaction hedge”). In addition, when a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Portfolio’s securities denominated in such foreign currency, or when a Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (“position hedge”). If the Adviser were to forecast incorrectly the direction of exchange rate movements, a Portfolio might be required to complete or settle when-issued or forward transactions at prices inferior to the then current market values.

When-issued securities and forward commitments may be sold prior to the settlement date, but a Portfolio generally enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of a Portfolio’s assets to the purchase of securities on a “when, as and if issued” basis may increase the volatility of the Portfolio’s NAV.

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At the time a Portfolio enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a “when, as and if issued” security would be canceled in the event that the required conditions did not occur and the trade was canceled.

Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or “when-issued” or “delayed delivery” securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a “when-issued” or “delayed delivery” basis, a Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or “when-issued” or “delayed delivery” securities themselves (which may have a value greater or less than the Portfolio’s payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, a Portfolio may be adversely affected.

Illiquid Securities

A Portfolio will not invest in illiquid securities if immediately after such investment more than 15% of the Portfolio’s net assets would be invested in such securities. Under Rule 22e-4 under the 1940 Act, the term illiquid securities means any security or investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers

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(“Rule 144A Securities”). The Portfolios have adopted a liquidity risk management program pursuant to Rule 22e-4 under the 1940 Act (the “LRM Program”) and related procedures to categorize each Portfolio’s investments, including Rule 144A Securities, and identify illiquid investments. The LRM Program’s administrator will take into account relevant market, trading and investment-specific considerations in doing so. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Portfolio, however, could adversely affect the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices.

Investments in Certain Types of Privately Placed Securities

The Portfolios may invest in privately placed securities. Privately placed securities in which the Portfolios invest are typically equity securities of privately held companies that have not been offered to the public and are not publicly traded. Investments in privately placed securities may include venture capital investments, which are investments in new, early or late stage companies and are often funded by, or in connection with, venture capital firms. Investments in securities of privately held companies may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Privately held companies may not have established products, experienced management or earnings history. The Portfolios may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so because the securities are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Portfolios from selling their shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a privately held company and delay or prevent a privately held company from ultimately offering its securities to the public. If a Portfolio invests in privately placed securities, it may incur additional expenses, such as valuation-related expenses, in connection with such investments. Public companies may also issue privately placed securities, which may be illiquid and subject to contractual restrictions on resale.

Investment in Exchange-Traded Funds and Other Investment Companies

The Portfolios may invest in shares of ETFs, including AB ETFs, subject to the restrictions and limitations of the 1940 Act or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles that seek to track the performance of a specific index or implement actively-managed investment strategies. Index ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the underlying indices for various reasons. Unlike index ETFs, actively-managed ETFs generally seek to outperform a benchmark index and typically have higher expenses than index ETFs, which expenses reduce investment returns. There are numerous types of index ETFs and actively-managed ETFs, including those offering exposure to broad or narrow segments of the equity, fixed income, commodities and foreign currencies markets. The Portfolios will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the

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market value of an ETF’s shares, which is based on supply and demand in the market for the ETF’s shares, may differ from its NAV. Accordingly, there may be times when an ETF’s shares trade at a discount to its NAV.

The Portfolios may also invest, and have invested from time to time, in investment companies other than ETFs, including funds in the AB Funds Complex that are mutual funds (“AB Mutual Funds”), as permitted by the 1940 Act or the rules and regulations or exemptive orders thereunder. The Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. As with ETF investments, if the Portfolios acquire shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which to the extent not waived or reimbursed, would be in addition to the Portfolios’ expenses. A Portfolio’s investments in other investment companies, including ETFs, subject the Portfolio indirectly to the underlying risks of those investment companies.

To the extent that a Portfolio is an “acquired fund” for purposes of Rule 12d1-4, the Portfolio intends to limit its investments in the securities of other investment companies and private funds to no more than 10% of its total assets, subject to certain limited exceptions permitted under the Rule.

Loans of Portfolio Securities

A Portfolio may seek to increase income by lending portfolio securities to brokers, dealers, and financial institutions (“borrowers”) to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statute, rules, or regulations may be amended from time to time) or by guidance regarding interpretations of or exemptive orders under the 1940 Act. Under a Portfolio’s securities lending program, all securities loans will be secured continuously by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. Principal risks of lending portfolio securities include that the borrower will fail to return the loaned securities upon termination of the loan, and that the value of the collateral will not be sufficient to replace the loaned securities upon the borrower’s default.

In determining whether to lend securities to a particular borrower, the Adviser (subject to oversight by the Board) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans justifies the attendant risk. If a loan is collateralized by cash, a Portfolio will be compensated for the loan from a portion of the net return from the interest earned on cash collateral after a rebate paid to the borrower (in some cases, this rebate may be a “negative rebate”, or fee paid by the borrower to the Portfolio in connection with the loan). If a Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. For its services, the securities lending agent receives a fee from the Portfolio.

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A Portfolio will have the right to call a loan and obtain the securities loaned on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distribution from the securities.

A Portfolio will invest any cash collateral in shares of a money market fund approved by the Board and expected to be managed by the Adviser. Any such investment will be at the Portfolio’s risk. A Portfolio may pay reasonable finders’, administrative, and custodial fees in connection with a loan.

A Portfolio will not have the right to vote securities that are loaned. A Portfolio will have the right to recall loaned securities in order to exercise voting or other ownership rights. When a Portfolio lends its securities, its investment performance will continue to reflect changes in the value of securities loaned.

Mortgage-Related Securities, Other Asset-Backed Securities and Structured Securities

The mortgage-related securities in which a Portfolio may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as a Portfolio) by governmental, government-related or private organizations. Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resales as mortgage-related securities. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations (“CMOs”), CMO residuals, adjustable-rate mortgage securities (“ARMS”), stripped mortgage-backed securities (“SMBSs”), commercial mortgage-backed securities, TBA mortgage-backed securities, mortgage dollar rolls, collateralized obligations, Canadian Government Guaranteed Mortgage Related Securities and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by Government National Mortgage Association (“GNMA”), are described as “modified pass-through”. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

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The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool’s term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Portfolio. The compounding effect from reinvestment of monthly payments received by a Portfolio will increase the yield to shareholders compared with bonds that pay interest semi-annually.

The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or U.S. Department of Veterans Affairs-guaranteed mortgages.

Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA and FHLMC are a government-sponsored corporation and corporate instrumentality of the U.S. Government, respectively, (government-sponsored entities or “GSEs”), which were owned entirely by private stockholders until 2008 when they were placed in conservatorship by the U.S. Government in an effort to provide stability in the financial markets and put the GSEs in a sound and solvent condition. After being placed in conservatorship, the GSEs issued senior preferred stock and common stock to the U.S. Department of the Treasury (“U.S. Treasury”) in an amount equal to 79.9% of each GSE in return for certain funding and liquidity arrangements. The GSEs continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations associated with its mortgage-backed securities. The U.S. Treasury provided additional funding to the GSEs, but the GSEs have paid dividends to the U.S. Treasury in a cumulative amount that exceeds the payments made to the GSEs by the U.S. Treasury since 2008. The future of the GSEs is unclear as Congress has considered proposals to wind down or restructure the operations of the GSEs. It is uncertain what legislation, if any, may be proposed in the future in Congress or which proposals, if any, might be enacted. The passage of any such proposal has the potential to impact the value of securities issued by a GSE, which could adversely affect the liquidity and value of a Portfolio’s portfolio. FNMA purchases residential mortgages from a list of approved

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seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC’s national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal.

Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

The structuring of the pass-through pool may also provide credit enhancement. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or “tranches”, with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). There can be no guarantee the credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or GSE guaranteed. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics. Privately-issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities

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have had in many cases higher default rates than those loans that meet government underwriting requirements.

Collateralized Mortgage Obligations. Another form of mortgage-related security is a “pay-through” security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of “pay-through” mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a “tranche”, is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Adjustable-Rate Mortgage Securities. ARMS bear interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

Stripped Mortgage-Related Securities. Stripped mortgage-related securities (“SMRS”) are mortgage-related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (“IOs”) receiving all of the interest payments from the underlying assets and one class of principal-only securities (“POs”) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and

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POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

With respect to residential mortgage related SMRS, a Portfolio will only invest in such SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States or by other U.S. Government-sponsored entities. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. Commercial mortgage-backed securities are subject to heightened risks due to the significant economic impacts of COVID-19 on commercial real estate. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. Global climate change may also have an adverse effect on property and security values.

Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, a Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a

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mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable rate mortgages due to scheduled increases or increases due to higher interest rates. To the extent a Portfolio invests in mortgage-related securities whose underlying mortgages include subprime or non-performing loans, the risk of default is generally greater.

Subordinated mortgage-related securities may have additional risks. The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities. Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. There may be a limited market for these securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Portfolio’s ability to buy or sell those securities at any particular time. Without an active trading market, mortgage-related securities held in the Portfolio’s portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages. In addition, the NRSROs may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-

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rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

GSE Risk-Sharing Bonds. Another type of mortgage-related security, known as GSE Risk-Sharing Bonds or Credit Risk Transfer securities (“CRTs”), transfers a portion of the risk of borrower defaults from the issuing GSE to investors through the issuance of a bond whose return of principal is linked to the performance of a selected pool of mortgages. CRTs are issued by GSEs (and sometimes banks or mortgage insurers) and structured without any government or GSE guarantee in respect of borrower defaults or underlying collateral. Typically, CRTs are issued at par and have stated final maturities. CRTs are structured so that: (i) interest is paid directly by the issuing GSE and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a certain pool of residential mortgage loans acquired by the GSE.

The risks associated with an investment in CRTs differ from the risks associated with an investment in mortgage-backed securities issued by GSEs because, in CRTs, some or all of the credit risk associated with the underlying mortgage loans is transferred to the end-investor. As a result, in the event that a GSE fails to pay principal or interest on a CRT or goes through bankruptcy, insolvency or similar proceeding, holders of such CRT have no direct recourse to the underlying mortgage loans.

Other Asset-Backed Securities. A Portfolio may invest in other asset-backed securities, including interests in pools of lower-rated debt securities and corporate and consumer loans (including non-performing loans), among other things. Like mortgage-backed securities, these securities are pass-through, and the collateral supporting these securities generally is of short maturities.

The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, a Portfolio may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations and defaults similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to

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set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Structured Securities. A Portfolio may invest in securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include, for example, mortgage-related and other asset-backed securities. A Portfolio’s investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which a Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

A Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

Under the terms of subordinated securities, payments that would be made to their holders may be required to be made to the holders of more senior securities and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to holders of more senior securities). As a result, subordinated or junior securities will be disproportionately affected by a default or even a perceived decline in the creditworthiness of the issuer.

Preferred Stock

A Portfolio may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer.

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Real Estate Investment Trusts

Real Estate Investment Trusts (“REITs”) are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest and payments. Similar to investment companies, such as the Portfolios, REITs are not taxed on income distributed to shareholders, provided they comply with several requirements of the United States Internal Revenue Code of 1986, as amended (the “Code”). A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small-capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Repurchase Agreements and Buy/Sell Back Transactions

A repurchase agreement is an agreement by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a week later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon “interest rate” that is effective for the period of time the buyer’s money is invested in the security, and which is related to the current market rate of the purchased security

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rather than its coupon rate. During the term of a repurchase agreement, a Portfolio monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Portfolio to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Portfolio to earn a return on temporarily available cash while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by a Portfolio.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller’s bankruptcy or otherwise. In such event, a Portfolio would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. A Portfolio may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Portfolio’s rights. The Board has established procedures pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Portfolio enters into repurchase agreement transactions.

A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, constitutes two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction constitutes two separate transactions. A Portfolio has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Reverse Repurchase Agreements

Reverse repurchase agreements are identical to repurchase agreements except that rather than buying securities for cash subject to their repurchase by the seller, a Portfolio sells portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price slightly higher than the sale price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of a reverse repurchase agreement is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the “interest cost” to the

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Portfolio of the reverse repurchase transaction, i.e., the difference between the sale and repurchase price for the securities, is less than the cost of otherwise obtaining the cash.

Reverse repurchase agreements involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. In addition, the use of these investments results in leveraging the Portfolio’s common stocks because the Portfolio uses the proceeds to make investments in other securities. See “Borrowing and Use of Leverage” below.

Rights and Warrants

A Portfolio may invest in rights and warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Portfolio’s portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Securities Acquired in Restructurings and Workouts

A Portfolio’s investments may include fixed-income securities (particularly lower-rated fixed-income securities) or loan participations that default or are in risk of default (“Distressed Securities”). A Portfolio’s investments may also include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” or “DIP” financings). Distressed Securities may be the subject of restructurings outside of bankruptcy court in a negotiated workout or in the context of bankruptcy proceedings. In connection with these investments or an exchange or workout of such securities, a Portfolio may determine or be required to accept various instruments. These instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations. Depending upon, among other things, the Adviser’s evaluation of the potential value of such securities in relation to the price that could be obtained at any given time if they were sold, a Portfolio may determine to hold the securities in its portfolio.

Securities Ratings

The ratings of fixed-income securities by NRSROs such as Moody’s Ratings (“Moody’s”), S&P Global Ratings (“S&P”) Fitch Ratings (“Fitch”), Kroll Bond Rating Agency, LLC (“Kroll”) and DBRS Morningstar are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor’s standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is

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updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities that are rated Ba or lower by Moody’s, BB or lower by S&P or Fitch, or are equivalently rated by other NRSROs are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer’s capacity to pay interest and repay principal than in the case of higher-rated securities.

Non-rated securities will also be considered for investment by a Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a Portfolio to a degree comparable to that of rated securities which are consistent with a Portfolio’s objectives and policies.

The Adviser generally uses ratings issued by NRSROs such as S&P, Moody’s, Fitch, Kroll and DBRS Morningstar but may rely on ratings from other NRSROs, depending on the security in question. Some securities are rated by more than one NRSRO, and the ratings assigned to the security by the NRSRO may differ. In such an event and for purposes of determining compliance with restrictions on investments for the Portfolios, if the Adviser considers ratings issued by two or more NRSROs, the Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody’s and S&P only, with Moody’s rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody’s and BBB by S&P). Or, if a security is rated by Moody’s, S&P and Fitch, with Moody’s rating the security as Ba, S&P as BBB and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody’s, BBB by S&P and BBB by Fitch).

The Adviser will try to reduce the risk inherent in a Portfolio’s investment in fixed-income securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. In considering high-yielding investments for a Portfolio, the Adviser will attempt to identify those fixed-income securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage earnings prospects and the experience and managerial strength of the issuer.

Unless otherwise indicated, references to securities ratings by one NRSRO in this SAI shall include the equivalent rating by another NRSRO.

Short Sales

A Portfolio may make short sales of securities or maintain a short position. A short sale is effected by selling a security that a Portfolio does not own, or if the Portfolio does own such security, it is not to be delivered upon consummation of sale. A short sale is against the box to the extent that a Portfolio contemporaneously owns or has the right to obtain securities identical to those sold. A short sale of a security involves the risk that, instead of declining, the

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price of the security sold short will rise. If the price of the securities sold short increases between the time of a short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, the potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

Special Situations

A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Standby Commitment Agreements

A Portfolio may, from time to time, enter into standby commitment agreements. Such agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement a Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Portfolio.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Portfolio’s NAV. The cost basis of the security will be adjusted by the amount of the

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commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Structured Products

A Portfolio may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities or by reference to an unrelated benchmark related to an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

Investing in structured products may be more efficient and less expensive for a Portfolio than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may carry greater trading risk and be more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes a Portfolio to the credit risk of the issuer of the structured product.

Structured Notes and Indexed Securities: A Portfolio may invest in a particular type of structured instrument sometimes referred to as a “structured note”. The terms of these

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notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, carry greater trading risk, and be more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

Commodity Index-Linked Notes and Commodity-Linked Notes: Structured products may provide exposure to the commodities markets. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose a Portfolio economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, a Portfolio might receive interest or principal payments on the note that are determined based upon a specified multiple of the change in value of the underlying commodity, commodity futures contract or index.

Credit-Linked Securities: Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets. For example, a Portfolio may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high-yield markets and/or to remain fully invested when more traditional income-producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect

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to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed-upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive as an investor in the trust. A Portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities are generally Rule 144A Securities and therefore may be freely traded among qualified institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in reduced liquidity for the securities.

Trust Preferred Securities

Trust preferred securities are preferred securities typically issued by a special purpose trust subsidiary and backed by subordinated debt of that subsidiary’s parent corporation. Unlike typical asset-backed securities, which have many underlying payors and usually are overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date with an onerous interest rate adjustment if not called on the first call date. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, resulting in a loss to a Portfolio. Trust preferred securities are subject to special risks. Dividend payments only will be paid if interest payments on the underlying obligations are made. These interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

U.S. Government Securities

U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by GNMA, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration, the Small Business Administration and obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; and (iii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that were

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historically not supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the FNMA and FHLMC, and governmental CMOs. The maturities of the U.S. Government securities listed in paragraphs (i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amounts with principal payments at maturity or specified call dates.

U.S. Government securities also include zero-coupon securities and POs and certain SMRS. Zero-coupon securities are described in more detail in “Zero-Coupon Securities” below, and SMRS and POs are described in more detail in “Mortgage-Related Securities, Other Asset-Backed Securities and Structured Securities – Stripped Mortgage-Related Securities” above. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS.

Inflation-protected securities, or IPS, such as Treasury Inflation-Protected Securities, or TIPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

IPS tend to react to changes in real interest rates. In general, the price of these securities can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of these securities may be vulnerable to changes in expectations of inflation. Interest payments on these securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of TIPS increases with inflation and decreases with deflation, as measured by the CPI. When TIPS mature, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 30 years.

Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities’ yield or value or the yield or value of the shares of the Portfolio that holds the securities.

U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

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Zero-Coupon Securities

A zero-coupon security pays no interest to its holder during its life. An investor acquires a zero-coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a “deep discount” price). Upon maturity of the zero-coupon security, the investor receives the face value of the security.

A Portfolio may invest in zero-coupon Treasury securities, which consist of Treasury bills or the principal components of U.S. Treasury bonds or notes. A Portfolio may also invest in zero-coupon securities issued by U.S. Government agencies or instrumentalities that are supported by the full faith and credit of the United States, which consist of the principal components of securities of U.S. Government agencies or instrumentalities.

Currently the only U.S. Treasury security issued without coupons is the Treasury bill. The zero-coupon securities purchased by the Portfolios may consist of principal components held in STRIPS form issued through the U.S. Treasury STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. In addition, a number of banks and brokerage firms have separated (“stripped”) the principal portion (“corpus”) from the coupon portion of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

Because zero-coupon securities trade at a discount from their face or par value but pay no periodic interest, they are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest.

Current federal tax law requires that a holder (such as a Portfolio) of a zero-coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year (generally referred to as "original issue discount” or “OID”). As a result, in order to make the distributions necessary for a Portfolio not to be subject to U.S. federal income or excise taxes, the Portfolio might be required to pay out as an income distribution each year an amount greater than the total amount of cash that the Portfolio has actually received as interest during the year, and this distribution of “phantom income” may be taxable to shareholders. A Portfolio’s obligation to make such distributions could require it to liquidate other investments at times when the Adviser would not otherwise deem it advisable to do so (potentially resulting in taxable gain), or borrow money, and either of these options could reduce fund assets available to purchase other income-producing securities. The Adviser believes, however, that it is highly unlikely that it would be necessary to liquidate any portfolio securities or borrow money in order to make such required distributions or to meet its investment objective.

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Variable, Floating and Inverse Floating-Rate Securities

These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Variable Notes

Variable amount master demand notes and variable amount floating-rate notes are obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuate on a weekly basis. These notes permit daily changes in the amounts borrowed. A Portfolio has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the notes without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value plus accrued interest at any time. Variable amount floating-rate notes are subject to next-day redemption for 14 days after the initial investment therein. With both types of notes, therefore, a Portfolio’s right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Portfolio considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by NRSROs. Unless they are so rated, a Portfolio may invest in them only if, at the time of an investment, the issuer has an outstanding issue of unsecured debt rated Aa3 or better by Moody’s or AA- or better by S&P or Fitch or the equivalent by any other NRSRO.

General

The Fund has voluntarily agreed that each Portfolio with the ability to invest in foreign issuers will adhere to the foreign security diversification guidelines promulgated by certain State Insurance Departments. Pursuant to these guidelines, each such Portfolio will invest in issuers from a minimum of five different foreign countries. This minimum will be reduced to four different foreign countries when securities of foreign issuers comprise less than 80% of the Portfolio’s NAV, three different foreign countries when securities of foreign issuers comprise less than 60% of the Portfolio’s NAV, two different foreign countries when securities of foreign issuers comprise less than 40% of the Portfolio’s NAV and one foreign country when securities of foreign issuers comprise less than 20% of the Portfolio’s NAV. The Fund has also voluntarily agreed that each Portfolio that may invest in securities of foreign issuers will limit its investment in the securities of issuers located in any one country to 20% of the Portfolio’s NAV, except that

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the Portfolio may have an additional 15% of its NAV invested in securities of issuers located in Australia, Canada, France, Japan, the United Kingdom (“U.K.”) or Germany.

In addition, the Fund has adopted an investment policy, which is not designated a “fundamental policy” within the meaning of the 1940 Act, of intending to have each Portfolio comply at all times with the diversification requirements prescribed in Section 817(h) of the Code or any successor thereto and the applicable Treasury Regulations thereunder. This policy may be changed upon notice to shareholders of the Fund, but without their approval. For more information, see “Dividends, Distributions and Taxes” below.

Certain Risk and Other Considerations

Borrowing and Use of Leverage. A Portfolio may use borrowings for investment purposes, subject to the restrictions of the 1940 Act. A Portfolio may also use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and forward contracts. This means that the Portfolio uses the cash proceeds made available during the term of these transactions to make investments in other securities.

Borrowings by a Portfolio result in leveraging of the Portfolio’s shares of common stock. The proceeds of such borrowings will be invested in accordance with the Portfolio’s investment objective and policies. The Adviser anticipates that the difference between the interest expense paid by the Portfolio on borrowings and the returns on the Portfolio’s investment securities will provide the Portfolio’s shareholders with a potentially higher yield.

Utilization of leverage, which is usually considered speculative, however, involves certain risks to a Portfolio’s shareholders. These include a higher volatility of the NAV of a Portfolio’s shares of common stock and the relatively greater effect on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates. So long as a Portfolio is able to realize a net return on the portion of its investment portfolio resulting from leverage that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause a Portfolio’s shareholders to realize a higher net return than if the Portfolio were not leveraged. However, to the extent that the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on the leveraged portion of a Portfolio’s investment portfolio, the benefit of leverage to a Portfolio’s shareholders will be reduced, and if the interest expense on borrowings or carrying costs of leveraged transactions were to exceed the net return to shareholders, a Portfolio’s use of leverage would result in a lower rate of net return than if the Portfolio were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in NAV per share than if a Portfolio were not leveraged. In an extreme case, if a Portfolio’s current investment income were not sufficient to meet the interest expense on borrowings or the carrying costs of leveraged transactions, it could be necessary for the Portfolio to liquidate certain of its investments in adverse circumstances, potentially significantly reducing its NAV.

Certain transactions, such as derivatives transactions, forward commitments, reverse repurchase agreements and short sales involve leverage and may expose a Portfolio to potential losses that, in some cases, may exceed the amount originally invested by the Portfolio. Until the compliance date for Rule 18f-4, when a Portfolio engages in such transactions, it will,

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in accordance with guidance provided by the SEC or its staff in, among other things, regulations, interpretative releases and no-action letters, deposit in a segregated account certain liquid assets with a value at least equal to the Portfolio’s exposure, on a marked-to-market or on another relevant basis, to the transaction. Transactions for which assets have been segregated will not be considered “senior securities” for purposes of the Portfolio’s investment restriction concerning senior securities. The segregation of assets is intended to enable the Portfolio to have assets available to satisfy its obligations with respect to these transactions, but will not limit the Portfolio’s exposure to loss.

As of the compliance date for Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior SEC guidance for covering the use of certain derivative instruments and related transactions (which guidance is rescinded by Rule 18f-4). Rule 18f-4, among other things, permits a fund to treat reverse repurchase transactions (and other similar financing transactions) either as borrowings (subject to asset coverage requirements under the 1940 Act) or as “derivatives transactions” subject to the risk-based limits of Rule 18f-4.

Management Risk – Quantitative Models. The Adviser may use investment techniques that incorporate, or rely upon, quantitative models. These models may not work as intended and may not enable a Fund to achieve its investment objective. In addition, certain models may be constructed using data from external providers, and these inputs may be incorrect or incomplete, thus potentially limiting the effectiveness of the models. Finally, the Adviser may change, enhance and update its models and its usage of existing models at its discretion.

Real Estate Investments. If a Portfolio receives rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio’s ability to retain its tax status as a regulated investment company.

Risks of Investments in Foreign Securities. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-U.S. companies, which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. companies. These considerations include changes in exchange rates and exchange control regulations, imposition of sanctions or capital controls, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and financial standards and requirements that differ, in

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some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which a Portfolio may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers. In certain instances, issuers of securities in foreign jurisdictions are owned or controlled directly or indirectly by governmental authorities or military organizations. Securities of such issuers present risks in addition to general market risks of investing in the jurisdiction or country or region. These risks include political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, economic sanctions, trade embargos, cancellation of investors’ interests, and confiscatory taxation, which could adversely affect the performance of the issuers and the value of the securities in which a Portfolio has invested.

It is contemplated that foreign securities will be purchased in OTC markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States and may close for extended periods or for local holidays. While growing in volume, such markets usually have substantially less volume than the United States securities markets, and securities of some foreign companies are more difficult to trade or dispose of and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups and regional and global conflicts, have occurred in the past in countries in which a Portfolio may invest and could adversely affect a Portfolio’s assets should these conditions or events recur.

Geopolitical conflicts, military conflicts and wars may result in market disruptions in the affected regions and globally. Russia’s large-scale invasion of Ukraine and the wars involving Israel, Iran and other countries in the Middle East, and responses to such conflicts by governments and intergovernmental organizations have resulted, and may continue to result, in market disruptions. Future market disruptions as a result of these conflicts are impossible to predict, but could be significant and have a severe adverse effect on the regions and beyond, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas. The Chinese government is involved in a longstanding dispute with Taiwan and has made threats of invasion. Military conflict between China and

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Taiwan may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region, adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets.

The imposition of, or an increase in, tariffs or trade restrictions between the U.S. and foreign countries, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economies of the U.S. and foreign countries. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries.

Foreign investment in the securities of certain companies in certain countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude Portfolio investment in certain foreign securities and increase the costs and expenses of a Portfolio. Certain countries in which a Portfolio may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances.

Investing in emerging market securities involves risks different from, and greater than, risks of investing in domestic securities or in securities of issuers domiciled in developed foreign countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and the imposition of capital controls, which may restrict the Portfolio’s ability to repatriate investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in securities denominated in or traded in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; less developed legal systems with fewer security holder rights and practical remedies to pursue claims, including class actions or fraud claims; the limited ability of U.S. authorities to bring and enforce actions against non-U.S. companies and non-U.S. persons; and differences in the nature and quality of financial information, including (i) auditing and financial reporting standards, which may result in unavailability or unreliability of material information about issuers and (ii) the risk that the

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Public Company Accounting Oversight Board (“PCAOB”) may not be able to inspect audit practices and work conducted by PCAOB-registered audit firms in certain emerging market countries, such as China. Thus there can be no assurance that the quality of financial reporting or the audits conducted by such audit firms of U.S.-listed emerging market companies meet PCAOB standards. Furthermore, in December 2021, the SEC finalized rules to implement the Holding Foreign Companies Accountable Act, which requires the SEC to prohibit the trading of securities of foreign issuers (including those based in China) on a national securities exchange or through any other method regulated by the SEC (including through over-the-counter trading) if the PCAOB is unable to inspect the work papers of the auditors of such companies for three years. To the extent a Portfolio invests in the securities of a company whose securities are subject to such a trading prohibition, the Portfolio’s ability to transact in such securities, and the liquidity of the securities, as well as their market price, would likely be adversely affected. The Portfolio would also have to seek other markets in which to transact in such securities, which could increase the Portfolio’s costs. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Income from certain investments held by a Portfolio could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Portfolio’s NAV may also be affected by changes in the rates or methods of taxation applicable to that Portfolio or to entities in which that Portfolio has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by the Portfolio will not be subject to change. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Portfolio. See “Dividends, Distributions and Taxes”.

Investors should understand that the expenses of a fund investing in securities of foreign issuers may be higher than those of investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of securities of foreign issuers is higher and purchases and sales of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

For many foreign securities, there are U.S. Dollar-denominated ADRs that are traded in the United States on exchanges or OTC. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Portfolio can avoid currency risks which might occur during the settlement period for either purchases or sales.

Investments in China. Risks of a Portfolio’s investments in securities of companies economically tied to China may include the volatility of the Chinese securities markets; the Chinese economy’s heavy dependence on exports, which may decrease, sometimes significantly, when the world economy weakens; the continuing importance of the role of the

49

Chinese Government, which may take legal or regulatory actions that affect the contractual arrangements of a company or economic and market practices, and cause the value of the securities of an issuer held by a Portfolio to decrease significantly; and political unrest. In addition, a Portfolio’s investments in companies owned or controlled directly or indirectly by the central, provincial or municipal governments of the People’s Republic of China or by the People’s Liberation Army (the military arm of the Chinese Communist Party) involve risks that political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, economic sanctions, trade embargos, cancellation of investors’ interests, or confiscatory taxation could adversely affect the performance of such companies and therefore the value of investments by the Portfolio in securities of those companies. While the Chinese economy has grown rapidly in recent years, the rate of growth has generally been declining, and there can be no assurance that China’s economy will continue to grow in the future. In addition, trade disputes between China and its trading counterparties, including the United States, have arisen and may continue to arise. Such disputes have resulted in trade tariffs and may potentially result in future trade tariffs, as well as embargoes, trade limitations, trade wars and other negative consequences. These consequences could trigger, among other things, a substantial reduction in international trade and adverse effects on, and potential failure of, individual companies and/or large segments of China’s export industry, which could have potentially significant negative effects on the Chinese economy as well as the global economy. U.S. or other sanctions imposed on the Chinese Government or certain Chinese companies may adversely impact the Chinese economy and Chinese issuers in which the Portfolios invest, and may prohibit the Portfolios from investing, or limit the Portfolios’ ability to invest in securities of certain Chinese issuers or require the Portfolios’ sale of such securities, potentially on an accelerated schedule or at disadvantageous prices. Risks of investments in companies based in Hong Kong, a special administrative region of China, include heavy reliance on the Chinese economy, plus regional Asian and global economies such as the U.S. economy, which makes these investments vulnerable to changes in these economies, and political unrest. These and related factors may result in adverse effects on investments in China and Hong Kong and have a negative impact on a Portfolio’s performance. In addition, China has a longstanding territorial dispute regarding the sovereignty of Taiwan and has made threats of invasion; Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region, adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets.

A Portfolio may obtain economic exposure to Chinese companies by investing in a special structure known as a variable interest entity (“VIE”), which is designed to provide foreign investors, such as the Portfolio, with exposure to Chinese companies that operate in certain sectors in which China restricts or prohibits foreign investments. In this structure, the Chinese-based operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands. The shell company lists on a non-Chinese exchange (such as the New York Stock Exchange (the “Exchange”) or Nasdaq Stock Exchange (“NASDAQ”)) and enters into contractual arrangements with the VIE through one or more wholly-owned special purpose vehicles. This structure allows Chinese companies in which the government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate

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the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as the Portfolio, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership interest in the Chinese-based operating company. The contractual arrangements between the shell company and the VIE do not provide investors in the shell company with the rights they would have through direct equity ownership, and a foreign investor’s rights may be limited, including by actions of the Chinese government which could determine that the underlying contractual arrangements are invalid. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, the structure has not been formally recognized under Chinese law and it is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the structure.

It is also uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Non-recognition of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant and possibly complete and permanent loss, and in turn, adversely affect a Portfolio’s returns and NAV.

The Portfolios may invest in China A shares of certain Chinese companies listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program established by Hong Kong Exchanges and Clearing Limited, the Shanghai Stock Exchange, the Shenzhen Stock Exchange and China Securities Depository and Clearing Corporation Limited, which seeks to provide mutual stock market access between Mainland China and Hong Kong.

Trading through Stock Connect is subject to a number of restrictions and risks that could impair a Portfolio’s ability to invest in or sell China A shares and affect investment returns, including limitations on trading and possible imposition of trading suspensions. For example, Stock Connect is subject to quotas that limit aggregate net purchases on an exchange on a particular day, and an investor cannot purchase and sell the same security through Stock Connect on the same trading day. In addition, Stock Connect is generally only available on business days when both the relevant Chinese and Hong Kong markets are open. Furthermore, uncertainties in China’s tax rules related to the taxation of income and gains from investments in China A shares could result in unexpected tax liabilities for the Portfolio. Investing in China A shares is also subject to the clearance and settlement procedures associated with Stock Connect, which could pose risks to the Portfolio.

All transactions in Stock Connect securities will be made in renminbi, and accordingly the Portfolio will be exposed to renminbi currency risks. The ability to hedge renminbi currency risks is limited. In addition, given the renminbi is subject to exchange control restrictions, the Portfolio could be adversely affected by delays in converting other currencies into renminbi and vice versa, including at times when there are unfavorable market conditions.

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Stock Connect is subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges in China and Hong Kong. Furthermore, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border legal enforcement under Stock Connect.

The Portfolios may invest in renminbi-denominated bonds issued in China (“RMB Bonds”). RMB Bonds, including government and corporate bonds, are available in the China Interbank Bond Market (“CIBM”) to eligible foreign investors through the CIBM Direct Access Program and through the China-Hong Kong Bond Connect program (“Bond Connect”). Both programs are relatively new. Laws, rules, regulations, policies and guidelines relating to each program are untested and subject to change.

The CIBM Direct Access Program, established by the People’s Bank of China, allows eligible foreign institutional investors to conduct trading in the CIBM, subject to other rules and regulations as promulgated by Chinese authorities. Eligible foreign institutional investors who wish to invest directly in the CIBM through the CIBM Direct Access Program may do so through an onshore settlement agent, who would be responsible for making the relevant filings and account opening with the relevant authorities. A Portfolio is therefore subject to the risk of default or errors on the part of such agent.

Bond Connect provides a channel for overseas investors to invest in the Chinese bond market through investment links between Hong Kong and mainland China. In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of the ultimate investors (such as a Portfolio) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects a Portfolio to numerous risks, including the risk that a Portfolio may have a limited ability to enforce its rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. Trading through Bond Connect is subject to other restrictions and risks. For example, Bond Connect is generally only available on business days when both the China and Hong Kong markets are open, which may limit a Portfolio’s ability to trade when it would be otherwise attractive to do so. Investing through Bond Connect also subjects the Portfolio to the clearance and settlement procedures associated with Bond Connect, which could pose risks to a Portfolio. Furthermore, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

Uncertainties in China’s tax rules related to the taxation of income and gains from investments in Chinese interbank bonds could result in unexpected tax liabilities for a Portfolio. Investing in the CIBM will also expose a Portfolio to renminbi currency risks. The ability to hedge renminbi currency risks may be limited. In addition, given the renminbi is subject to exchange control restrictions, a Portfolio could be adversely affected by delays in converting other currencies into renminbi and vice versa, including at times when there are unfavorable market conditions.

U.S. Economic Trading Partners. The United States is a significant, and in some cases the most significant, trading partner of, or foreign investor in, certain countries in which

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the Portfolios may invest. Consequently, the economic conditions in such foreign countries may be impacted by changes in the U.S. economy. A decrease in U.S. imports or exports, changes in trade and financial regulations or tariffs, fluctuations in exchange rates or an economic slowdown in the United States may have material adverse effects on a foreign country’s economic conditions and, as a result, securities to which the Portfolios have exposure.

Circumstances could arise that could prevent the timely payment of interest or principal on U.S. Government debt, such as reaching the legislative “debt ceiling.” Such non-payment would likely have negative impacts on the U.S. economy and the global financial system .

There are strained relations between the United States and certain foreign countries, including traditional allies (such as certain European countries) and historical adversaries (such as North Korea, Iran, China and Russia). If these relations were to worsen, such change could adversely affect U.S. issuers and non-U.S. issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, there may be an adverse impact on the U.S. economy and issuers in which the Portfolios may invest.

Foreign Currency Transactions. A Portfolio may invest in securities denominated in foreign currencies and a corresponding portion of the Portfolio’s revenues will be received in such currencies. In addition, a Portfolio may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of a Portfolio’s net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect a Portfolio’s income. A Portfolio will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While a Portfolio has this ability, there is no certainty as to whether and to what extent the Portfolio will engage in these practices.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Portfolio’s NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Portfolio’s total assets adjusted to reflect the Portfolio’s net position after giving effect to currency transactions is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

A Portfolio will incur costs in connection with conversions between various currencies. A Portfolio may hold foreign currency received in connection with investments

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when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate.

If the value of the foreign currencies in which a Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if a Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for U.S. federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Portfolio may engage in certain currency hedging transactions, which themselves, involve certain special risks.

Risks of Forward Currency Exchange Contracts, Foreign Currency Futures Contracts and Options thereon, Options on Foreign Currencies, Over-the-Counter Options on Securities. Transactions in forward currency exchange contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Portfolio. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which a Portfolio makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur in that market but will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Portfolio from responding to such events in a timely manner.

Settlements of exercises of OTC forward currency exchange contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

Unlike transactions entered into by a Portfolio in futures contracts and exchange-traded options, options on foreign currencies, forward currency exchange contracts and OTC options on securities and securities indices may not be traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Nasdaq

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PHLX and the Cboe Options Exchange, that are subject to SEC regulation. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment due to the margin and collateral requirements associated with such positions.

In addition, OTC transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Portfolio’s position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of OTC contracts, and the Portfolio could be required to retain options purchased or written, or forward currency exchange contracts, until exercise, expiration or maturity. This in turn could limit the Portfolio’s ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, OTC transactions are not subject to the guarantee of an exchange clearinghouse, and a Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. The Portfolio will enter into an OTC transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

Transactions in OTC options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. A Portfolio is not able to determine at this time whether or to what extent additional restrictions on the trading of OTC options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by the Portfolio.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies

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involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Merger, Reorganization, or Liquidation of a Portfolio. To the extent permitted by law, the Board may determine to merge or reorganize a Portfolio or a share class, or to close and liquidate a Portfolio or a share class at any time, which may have adverse consequences for shareholders. In the case of a liquidation of a Portfolio or share class, shareholders are expected to receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Portfolio or the class, as applicable. In the event the Board determines to liquidate a Portfolio or a share class, the timing of the liquidation might not be the most favorable to certain shareholders. A liquidating distribution may be a taxable event to certain shareholders, resulting in a taxable gain or loss for tax purposes, depending upon a shareholder’s basis in the shareholder’s shares of the Portfolio. A shareholder may receive an amount in liquidation less than the shareholder’s original investment.

Participation in Litigation and Other Activities Relating to Portfolio Investments. A Portfolio may, directly or indirectly, seek to assert its rights as a shareholder, bondholder or owner of other interests in, or assets of, an issuer in which the Portfolio has invested, including through instituting legal actions against the issuer and related or unrelated parties. To the extent it engages in these activities, the Portfolio could incur certain expenses (such as legal, consulting and similar expenses) that it may not recoup through an increase in the value of the investment, and such expenses could increase the Portfolio’s operating expenses or the cost basis of the investment and could adversely affect the value of the investment and the Portfolio’s net asset value. From time to time, a Portfolio may seek to reduce or eliminate these expenses by coordinating its activities with other investors or by agreeing with a party engaged to fund the legal action to reduce any potential recovery from the matter to compensate such party for its services.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies. The following investment restrictions may not be changed without approval by the vote of (1) 67% or more of the shares of that Portfolio represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares of that Portfolio, whichever is less.

As a fundamental policy, a Portfolio:

(a)	may not concentrate investments in an industry as concentration may be

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defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

(b)       may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

(c)       may not make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

(d)       may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

(e)       may purchase or sell commodities or options thereon to the extent permitted by applicable law; and

(f)       may not act as an underwriter of securities, except that a Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

As a fundamental policy, each Portfolio is diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Portfolio’s assets consist of:

•	Cash or cash items;
•	Government securities;
•	Securities of other investment companies; and
•	Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Portfolio.

Non-Fundamental Investment Policies

As a matter of non-fundamental policy, each Portfolio has adopted a policy that provides that the Portfolio may not purchase securities on margin, except (i) as otherwise

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provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Portfolio may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

MANAGEMENT OF THE PORTFOLIOS

The Adviser

The Adviser, a Delaware limited partnership with principal offices at 501 Commerce Street, Nashville, TN 37203, has been retained under investment advisory agreements (the “Advisory Agreements”) to provide investment advice and, in general, to conduct the management and investment program of each Portfolio under the supervision of the Board. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

The Adviser is a leading global investment management firm supervising client accounts with assets as of December 31, 2025, totaling approximately $867 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

Equitable Holdings, Inc. (formerly AXA Equitable Holdings, Inc.) (“EQH”) is a leading financial services company in the U.S. and consists of two well-established principal franchises, Equitable Financial Life Insurance Company and AllianceBernstein.

AllianceBernstein Corporation (an indirect wholly-owned subsidiary of EQH) owns 100,000 general partnership units in AllianceBernstein Holding L.P. (“AB Holding”) and a 1% general partnership interest in the Adviser.

As of December 19, 2024, the Adviser entered into a master exchange agreement with EQH providing for the issuance by the Adviser of up to 10,000,000 of the issued and outstanding units representing assignments of beneficial ownership interest in the Adviser (“AB Units”) to EQH in exchange for an equal number of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in AB Holding (“AB Holding Units”) owned by EQH, with such exchanges to occur over the next two years. Each AB Holding Unit exchanged will be retired following the exchange. On December 19, 2024, EQH and the Adviser exchanged 5,211,194 AB Units for AB Holding Units and the AB Holding Units were retired.

During the second quarter of 2025, EQH announced the final results of its cash tender offer to purchase up to 46,000,000 AB Holding Units. A total of 19,682,946 AB Holding Units, equaling a 17.9% economic interest in AB Holding, were properly tendered.

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On July 10, 2025, the Adviser entered into an amended exchange agreement to increase the AB Units that remained available for exchange from 4,788,806 AB Units to 19,682,946 AB Units. At the time the amended exchange agreement was entered into, the Adviser and EQH exchanged 19,682,946 AB Units for AB Holding Units and the acquired AB Holding Units were retired. Following the exchange, the amended exchange agreement was terminated.

As of December 31, 2025, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows :

Equitable Holdings and its subsidiaries	[_]	%
AllianceBernstein Holding L.P.	[_]	%
Unaffiliated holders	[_]	%
100.0%

Including both the general partnership and limited partnership interests in AB Holding and the Adviser, EQH and its subsidiaries have an approximate [_]% economic interest in the Adviser as of December 31, 2025.

Advisory Agreements and Expenses

The Adviser serves as investment manager and adviser of each of the Portfolios, continuously furnishes an investment program for each Portfolio, and manages, supervises and conducts the affairs of each Portfolio, subject to the oversight of the Board.

Under the Advisory Agreements, the Adviser furnishes advice and recommendations with respect to the Portfolios’ portfolios of securities and investments, and provides persons satisfactory to the Board to act as officers of the Fund. Such officers or employees may be employees of the Adviser or of its affiliates.

The Adviser is, under each Portfolio’s Advisory Agreement, responsible for certain expenses incurred by the Portfolios, including, for example, office facilities, and any expenses incurred in promoting the sale of shares of the Portfolios (other than the portion of the promotional expenses borne by the Portfolios in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing prospectuses of the Fund and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).

T he Fund has under the Advisory Agreements assumed the obligation for payment of all other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. The Advisory Agreements provide for reimbursement to the Adviser of the costs of certain non-advisory services provided to the Fund. Costs currently reimbursed include the costs of the Adviser’s

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personnel performing certain administrative services for the Fund, including clerical, accounting, legal and other services (“administrative services”), and associated overhead costs, such as office space, supplies and information technology. The administrative services are provided to the Fund on a fully-costed basis (i.e., includes each person’s total compensation and a factor reflecting the Adviser’s total cost relating to that person, including all related overhead expenses). The reimbursement of these costs to the Adviser will be specifically approved by the Board. The following table shows, for the Portfolios listed, the amounts the Adviser received for such services during the fiscal year ended December 31, 2025.

PORTFOLIO	AMOUNT RECEIVED

Large Cap Growth Portfolio	$[_]
Relative Value Portfolio	$[_]
Sustainable Global Thematic Portfolio	$[_]
Small Cap Growth Portfolio	$[_]
International Value Portfolio	$[_]
Discovery Value Portfolio	$[_]
Balanced Hedged Allocation Portfolio	$[_]
Dynamic Asset Allocation Portfolio	$[_]

The Advisory Agreement continues in effect with respect to each Portfolio, provided that such continuance is specifically approved at least annually by a vote of a majority of each Portfolio’s outstanding voting securities or by the Board, including in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or “interested persons” of such parties, as defined by the 1940 Act. Most recently, continuance of the Advisory Agreement was approved for an additional annual term by the Board, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at meetings held on May [_], 2025 (for Large Cap Growth Portfolio, Relative Value Portfolio, Sustainable Global Thematic Portfolio, Small Cap Growth Portfolio, International Value Portfolio and Discovery Value Portfolio) and November [_], 2025 (for Balanced Hedged Allocation Portfolio and Dynamic Asset Allocation Portfolio).

Any material amendment to the Advisory Agreements must be approved by the vote of a majority of the outstanding securities of the relevant Portfolio and by the vote of a majority of the Directors who are not interested persons of the Fund or the Adviser. The Advisory Agreements are terminable without penalty on 60 days’ written notice by a vote of a majority of the outstanding voting securities of each Portfolio, by a vote of a majority of the Directors, or by the Adviser on 60 days’ written notice, and will automatically terminate in the event of their assignment. The Advisory Agreements provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

For services rendered by the Adviser under the Advisory Agreement, the Portfolios listed below pay the Adviser the annual percentage rates of the aggregate daily NAV as listed below.

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PORTFOLIO	CONTRACTUAL FEE, AS A PERCENTAGE OF THE PORTFOLIO’S AGGREGATE NET ASSETS

Large Cap Growth Portfolio	0.60 of 1% of the first $2.5 billion, 0.50 of 1% of the excess over $2.5 billion up to $5 billion and 0.45 of 1% of the excess over $5 billion

Relative Value Portfolio	0.55 of 1% of the first $2.5 billion, 0.45 of 1% of the excess over $2.5 billion up to $5 billion and 0.40 of 1% of the excess over $5 billion

Sustainable Global Thematic Portfolio	0.75 of 1% of the first $2.5 billion, 0.65 of 1% of the excess over $2.5 billion up to $5 billion and 0.60 of 1% of the excess over $5 billion

Small Cap Growth Portfolio	0.75 of 1% of the first $2.5 billion, 0.65 of 1% of the excess over $2.5 billion up to $5 billion and 0.60 of 1% of the excess over $5 billion

For services rendered by the Adviser under the Advisory Agreement, the Portfolios listed below pay the Adviser the annual percentage rates of the average daily NAV as listed below.

PORTFOLIO	CONTRACTUAL FEE, AS A PERCENTAGE OF THE PORTFOLIO’S AVERAGE NET ASSETS

International Value Portfolio	0.75 of 1% of the first $2.5 billion, 0.65 of 1% of the excess over $2.5 billion up to $5 billion and 0.60 of 1% of the excess over $5 billion

Discovery Value Portfolio	0.75 of 1% of the first $2.5 billion, 0.65 of 1% of the excess over $2.5 billion up to $5 billion and 0.60 of 1% of the excess over $5 billion

Balanced Hedged Allocation Portfolio*	0.45 of 1% of the first $2.5 billion, 0.425 of 1% of the excess over $2.5 billion up to $5 billion and 0.40 of 1% of the excess over $5 billion

Dynamic Asset Allocation Portfolio	0.70 of 1%

_______

*	Effective May 1, 2022. Prior to May 1, 2022, the Adviser was compensated at an annual rate of 0.55 of 1% of the first $2.5 billion, 0.45 of 1% of the excess over $2.5 billion up to $5 billion and 0.40 of 1% of the excess over $5 billion.

These fees are accrued daily and paid monthly. The Adviser has contractually agreed for the period from the effective date of the Portfolios’ Prospectuses to the effective date of the subsequent Prospectuses incorporating the Portfolios’ annual financial statements (the “Period”) to waive its fee and/or bear certain expenses so that total expenses do not exceed, on an annual basis, the percentages of average daily net assets for the share classes of the Portfolios listed below. This fee waiver and/or expense reimbursement agreement will remain in effect until May 1, 2027 and will be automatically extended for one-year terms unless the Adviser provides notice to the Portfolios at least 60 days prior to the end of the Period.

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PORTFOLIO	EXPENSE CAPS

International Value Portfolio	Class A	1.20%
	Class B	1.45%

Discovery Value Portfolio	Class A	1.20%
	Class B	1.45%

Balanced Hedged Allocation Portfolio	Class A	0.75%
	Class B	1.00%

Dynamic Asset Allocation Portfolio	Class A	0.85%
	Class B	1.10%

The Adviser has contractually agreed to waive its management fee and/or to bear expenses of the Sustainable Global Thematic Portfolio in order to reduce total Portfolio operating expenses by 0.05% of average daily net assets. This fee waiver and/or expense reimbursement agreement will remain in effect until May 1, 2027 and will be automatically extended for one-year terms unless the Adviser provides notice of termination at least 60 days prior to the end of the period.

With respect to Small Cap Growth Portfolio, the Adviser has contractually agreed to waive its management fee and/or bear expenses of the Portfolio through May 1, 2027 to the extent necessary to prevent total Portfolio operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 0.90% and 1.15% of average daily net assets, respectively, for Class A and Class B shares. The fee waiver and/or expense reimbursement agreement will be automatically extended for one-year terms unless the Adviser provides notice of termination at least 60 days prior to the end of the period from the effective date of the registration statement of that Portfolio to the effective date of the subsequent registration statement of that Portfolio incorporating the Portfolio’s annual financial statements (the “Period”).

With respect to International Value Portfolio, effective June 1, 2025, the Adviser voluntarily agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 0.92% and 1.17% of the daily average net assets for Class A and Class B shares, respectively. The Adviser will provide at least 30 days’ notice to the Portfolio’s Board prior to removing this waiver.

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For the three most recent fiscal years, the Adviser earned advisory fees and the Adviser waived fees/reimbursed expenses as follows:

PORTFOLIO	FISCAL YEAR END DECEMBER 31	ADVISORY FEES	AMOUNTS WAIVED AND/OR REIMBURSED UNDER FEE WAIVER AND/OR EXPENSE REIMBURSEMENT AGREEMENT

Large Cap Growth Portfolio	2023	$4,108,960	N/A
	2024	$5,262,769	N/A
	2025	$[_]	$[_]

Relative Value Portfolio	2023	$4,546,236	N/A
	2024	$5,008,417	N/A
	2025	$[_]	$[_]

Sustainable Global Thematic Portfolio	2023	$1,171,880	$78,128
	2024	$1,266,756	$84,451
	2025	$[_]	$[_]

Small Cap Growth Portfolio	2023	$397,712	$215,447
	2024	$444,758	$214,869
	2025	$[_]	$[_]

Discovery Value Portfolio	2023	$4,994,130	$0
	2024	$5,321,328	$0
	2025	$[_]	$[_]

International Value Portfolio	2023	$2,087,499	$0
	2024	$2,098,624	$56,174
	2025	$[_]	$[_]

Balanced Hedged Allocation Portfolio	2023	$779,924	$0
	2024	$747,060	$0
	2025	$[_]	$[_]

Dynamic Asset Allocation Portfolio	2023	$1,696,787	$200,299
	2024	$1,802,937	$80,263
	2025	$[_]	$[_]

ALL FUNDS

To the extent that a Portfolio invests in AB Government Money Market Portfolio (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Portfolio in an amount equal to the

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Portfolio’s pro rata share of the AB Government Money Market Portfolio’s effective management fee. This agreement will remain in effect until May 1, 2027 and may only be terminated or changed with the consent of the Portfolio’s Directors. In addition, the agreement will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Portfolio at least 60 days prior to the end of the Period. To the extent that a Portfolio invests securities lending cash collateral in the AB Government Money Market Portfolio, the Adviser has also agreed to waive a portion of the Portfolio’s share of the advisory fees of AB Government Money Market Portfolio .

The following table shows the amounts of its investment management fee the Adviser waived, in connection with the investment by the Portfolios in the AB Government Money Market Portfolio, for the last three fiscal years. Amounts waived were:

PORTFOLIO	FISCAL YEAR END DECEMBER 31	AMOUNT WAIVED AND/OR REIMBURSED UNDER FEE WAIVER AND/OR EXPENSE REIMBURSEMENT AGREEMENT

Large Cap Growth Portfolio	2023		$36,928
	2024		$27,150
	2025	$	[_]

Relative Value Portfolio	2023		$48,119
	2024		$45,305
	2025	$	[_]

Sustainable Global Thematic Portfolio	2023		$5,138
	2024		$5,666
	2025	$	[_]

Small Cap Growth Portfolio	2023		$1,454
	2024		$1,265
	2025	$	[_]

Discovery Value Portfolio	2023		$5,319
	2024		$6,728
	2025	$	[_]

International Value Portfolio	2023		$5,716
	2024		$9,667
	2025	$	[_]

Balanced Hedged Allocation Portfolio	2023		$9,983
	2024		$8,614
	2025	$	[_]

Dynamic Asset Allocation Portfolio	2023		$6,456
	2024		$8,088

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PORTFOLIO	FISCAL YEAR END DECEMBER 31	AMOUNT WAIVED AND/OR REIMBURSED UNDER FEE WAIVER AND/OR EXPENSE REIMBURSEMENT AGREEMENT

	2025	$	[_]

The Adviser acts as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AB Active ETFs, Inc., AB Bond Fund, Inc., AB Cap Fund, Inc., AB Core Opportunities Fund, Inc., AB Corporate Shares, AB Discovery Growth Fund, Inc., AB Equity Income Fund, Inc., AB Fixed-Income Shares, Inc., AB Global Bond Fund, Inc., AB High Income Fund, Inc., AB Institutional Funds, Inc., AB Large Cap Growth Fund, Inc., AB Municipal Income Fund, Inc., AB Municipal Income Fund II, AB Relative Value Fund, Inc., AB Sustainable Global Thematic Fund, Inc., AB Sustainable International Thematic Fund, Inc., AB Trust, Sanford C. Bernstein Fund, Inc., Bernstein Fund, Inc. and The AB Portfolios, all registered open-end investment companies; and to AB Multi-Manager Alternative Fund (“AMMAF”), AllianceBernstein Global High Income Fund, Inc. (“AGHIF”) and AllianceBernstein National Municipal Income Fund, Inc. (“ANMIF”), all registered closed-end investment companies. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the “AB Funds Complex”, while all of these investment companies, except the Bernstein Fund, Inc., Sanford C. Bernstein Fund, Inc. (“the SCB Funds”) and AMMAF, are referred to collectively below as the “AB Funds”.

Board of Directors Information

At a meeting held on July 18, 2024, shareholders of the Portfolios elected Directors in connection with the establishment of a single, unitary board (“Unitary Board”) responsible for overseeing mutual funds, exchange-traded funds and certain closed-end investment companies sponsored and advised by the Adviser. Shareholders of the Portfolios elected Ms. Emilie D. Wrapp and Messrs. Alexander Chaloff, R. Jay Gerken and Jeffrey R. Holand, who were not current Directors, to serve as Directors on the Unitary Board effective January 1, 2025 with current Directors, Mses. Jeanette W. Loeb and Carol C. McMullen and Messrs. Jorge A. Bermudez and Garry L. Moody (each of whom was also elected by shareholders at the July 18, 2024 meeting). Effective May 8, 2025, Ms. Emilie D. Wrapp was appointed to serve as a Director of AGHIF and ANMIF, each a closed-end investment company

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sponsored and advised by the Adviser. Certain information concerning the Portfolio’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUNDS COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

INDEPENDENT DIRECTORS

Garry L. Moody,# Chair of the Board 73 (2008)	Private Investor since prior to 2021. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax Department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He has served as Chairman of the AB Funds and Chairman of the Independent Directors Committees of the AB Funds	91	None

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NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUNDS COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

	since January 2023; he has served as a director or trustee of the AB Funds since 2008; and served as Chairman of the Audit Committees of the AB Funds from 2008 to February 2023. He has served as a director or trustee of the AB Funds Complex, Chair of the AB Funds Complex and Chair of the Independent Directors Committees of the AB Funds Complex since January 2025.

Jorge A. Bermudez,# 74 (2020)	Private Investor since prior to 2021. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2017 - 2018) of the Texas A&M Foundation Board of Trustees (Trustee 2014-2021) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair	91	Moody’s Corporation since April 2011

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NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUNDS COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

	of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as a director or trustee of the AB Funds since January 2020. He has served as director or trustee of the AB Funds Complex since January 2025.

R. Jay Gerken,# 74 (2025)	Private Investor since prior to 2021. Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993. He was Chair of the SCB Funds Board and the AMMAF Board from July 2023 to December 2024; he has served as a director or trustee of the SCB Funds since July 2013 and AMMAF since December 2018 and served as Chair of the Audit Committees of the SCB Funds from July 2018 to June 2023 and Chair of the Audit Committee of AMMAF from December 2018 to June 2023. He has served as a director or trustee of the AB	91	Associated Banc-Corp

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NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUNDS COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

	Funds Complex since January 2025.

Jeffrey R. Holland,# 60 (2025)	Private Investor since prior to 2021. Formerly, Limited Partner of Brown Brothers Harriman & Co. from 2014 to 2018. Prior thereto, General Partner of Brown Brothers Harriman & Co. from 2006 to 2013. He has served as a director or trustee of the SCB Funds and AMMAF since September 2019 and served as Chair of the Audit Committees of such Funds from July 2023 to December 2024. He has served as a director or trustee of the AB Funds Complex since January 2025.	91	None

Jeanette W. Loeb,# 73 (2020)	Private Investor since prior to 2021. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of MidCap Financial Investment Corporation (business development company) from August 2011 to July 2023 and a director of AMMAF from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and has served as Chair of the Governance and Nominating	91	None

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NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUNDS COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

	Committees of the AB Funds since August 2023. She has served as a director or trustee of the AB Funds Complex and as Chair of the Governance and Nominating Committees of the AB Funds Complex since January 2025.

Carol C. McMullen,# 70 (2016)	Private Investor since prior to 2021. Formerly, a Member of the Advisory Board of Butcher Box from 2018 until March 2025, where she also served as Advisory Board Chair from June 2023 until March 2025; Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; Member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam	91	None

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NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUNDS COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

	Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards. She has served as a director or trustee of the AB Funds since June 2016 and has served as Chair of the Audit Committees of such Funds since February 2023. She has served as a director or trustee of the AB Funds Complex and as Chair of the Audit Committees of the AB Funds Complex since January 2025.

Emilie D. Wrapp,+ 70 (2025)	Private Investor since July 2023. Formerly, Senior Vice President, Counsel, Assistant Secretary & Senior Mutual Fund Legal Advisor of the Adviser++ (January 2023 – June 2023). Prior thereto, Senior Vice President, Assistant Secretary, Counsel, and Head of Mutual Fund & Retail Legal of the Adviser++; Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”) since prior to 2021 until June 2023. She served as a member of the Advisory Board to the AB Funds from January 2024 to December 2024 (to May 2025 with respect to ANMIF and AGHIF). She served as a director or trustee of the Unitary Board since January	91	None

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NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUNDS COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

	2025, and has served as a director or trustee of the AB Funds Complex since May 2025.

INTERESTED DIRECTOR

Alexander Chaloff,+++ 54 (2025)	Senior Vice President of the Adviser,++ with which he has been associated since prior to 2021. He has been Chief Investment Officer and Head of Investment & Wealth Strategies of Bernstein Private Wealth Management since April 2023. He previously served as Co-Head of the Investment Strategy Group since 2020. Prior to joining Bernstein Private Wealth Management in 2005, he was a managing director at Wilshire Associates, a leading global investment consultant, serving on the firm’s investment committee. He has served as President and Chief Executive Officer of the SCB Funds and AMMAF since April 2023. He has served as a director or trustee of the Unitary Board since January 2025 and has served as a director or trustee of the AB Funds Complex since March 2025.	91	None

_______

*	The address for each of the Fund’s Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department – Mutual Fund Legal, 66 Hudson Boulevard East, 26th Floor, New York, NY 10001.
**	There is no stated term of office for the Fund’s Directors.
#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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+	Prior to January 1, 2026, Ms. Wrapp was an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund because of her former role with the Adviser.
++	The Adviser is an affiliate of the Fund.
+++	Mr. Chaloff is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Company because of his affiliation with the Adviser.

The business and affairs of the Fund are overseen by the Board. Directors who are not “interested persons” of the Fund as defined in the 1940 Act, are referred to as “Independent Directors”, and Directors who are “interested persons” of the Fund are referred to as “Interested Directors”. Certain information concerning the Fund’s governance structure and each Director is set forth below.

Experience, Skills, Attributes, and Qualifications of the Fund’s Directors. The Governance and Nominating Committee of the Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Director, the Governance and Nominating Committee considers the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Board believes contributes to good governance for the Fund. In assessing diversity of experience, the Governance and Nominating Committee takes account of a candidate’s educational and professional background, but also the diversity of experience a candidate derives from race, gender, ethnicity, religion, nationality, disability, sexual orientation, or cultural background. Additional information concerning the Governance and Nominating Committee’s consideration of nominees appears in the description of the Committee below.

The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. The Board has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director’s commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing committees, working groups and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board’s conclusion that the Director should serve (or continue to serve) as trustee or director of the Fund, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them

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(including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Fund and other Funds in the AB Funds Complex as noted in the table above: Mr. Bermudez has extensive experience in the financial services industry, including risk management, from his service in various senior executive positions, including as Chief Risk Officer, of a large global financial services company, as a director and Audit Chair of a Federal Reserve Bank and a director and chair of the Audit Committee of a large public company, and as Chairman or director or trustee of numerous non-profit organizations; Mr. Chaloff has business, finance and investment management experience as Head of Investment & Wealth Strategies of Bernstein Private Wealth Management of the Adviser, and he has served as President and Chief Executive Officer of the SCB Funds and AMMAF since April 2023; Mr. Gerken has investment management experience as a portfolio manager and executive officer, and he served as Chair of the SCB Funds Board and AMMAF Board from July 2023 to December 2024 and served as Chair of the Audit Committees of the SCB Funds from July 2018 to June 2023 and Chair of the Audit Committee of AMMAF from December 2018 to June 2023; Mr. Holland has business experience as a senior executive of a financial services firm, including experience in provision of custody and other services to investment funds globally, and he served as Chair of the Audit Committees of the SCB Funds and AMMAF from July 2023 to December 2024; Ms. Loeb has extensive experience in the financial services industry and in business more generally, including as a former executive and partner of a large global financial services company and as Chief Executive Officer of a private e-commerce company, a director and audit committee member of a large publicly traded business development company, and a director or trustee of numerous non-profit organizations including the United Nations Development Corporation and New York City Center and has served as Chair of the Governance and Nominating Committees of the AB Funds since August 2023 and has served as the Chair of the Governance and Nominating Committees of the AB Funds Complex since January 2025; Ms. McMullen has experience in talent management for a global technology consulting firm, served on the advisory board of a privately held e-commerce company, has served as director of a variety of privately held firms and non-profit boards (including as director of one of the 10 largest healthcare systems in the U.S. and Chair of a top U.S. community hospital), has extensive asset management industry experience including as Director of Global Investment Research for a major fund company and President of Wealth Management for a regional bank and as Chair of the Audit Committees of the AB Funds since February 2023 and as the Chair of the Audit Committees of the AB Funds Complex since January 2025; Mr. Moody, a certified public accountant, has extensive experience in the asset management industry as a senior executive of a large fund complex and as Vice Chairman and U.S. and Global Investment Management Practice Managing Partner for a major accounting firm, and served as a member of the Board of Governors of the Investment Company Institute, the leading association representing regulated funds, including mutual funds, exchange-traded funds and closed-end funds, from October 2019 through September 2023 and also the Governing Council of the Independent Directors Council, a group created by the Investment Company Institute that aims to advance the education, communication and policy positions of investment company independent directors, where he also served as the Chairman of the Governance Committee from October 2021 through September 2023, served as Chairman of the Audit Committees of the AB Funds from 2008 to February 2023, served as Chairman of the AB Funds

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and the Independent Directors Committees of the AB Funds in 2023 and 2024, and has served as Chair of the AB Funds Complex and the Independent Directors Committees of the AB Funds Complex since January 2025; and Ms. Wrapp has extensive experience in the investment management industry, including as Senior Vice President, Assistant Secretary, Counsel and Head of Mutual Fund & Retail Legal of the Adviser, and as Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI, Chief Legal Officer and Secretary of the AB Funds and other registered investment companies advised by the Adviser, and has had extensive involvement in fund industry organizations including committees and working groups of the Investment Company Institute, and she served as an Advisory Board Member to the AB Funds from January 2024 to December 2024 (to May 2025 with respect to ANMIF and AGHIF). The disclosure herein of a director’s experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

Board Structure and Oversight Function. The Board is responsible for oversight of the management of the Fund. The Fund has engaged the Adviser to manage the Fund’s Portfolios on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Fund’s other service providers in the operations of the Fund in accordance with each Portfolio’s investment objective and policies and otherwise in accordance with its Prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund’s charter and bylaws. The Board typically meets at regularly scheduled meetings four times throughout the year. In addition, the Directors may meet at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established three standing committees – the Audit, Governance and Nominating and Independent Directors Committees – and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may, from time to time, engage consultants and other advisors, to assist them in performing their oversight responsibilities.

An Independent Director serves as Chair of the Board. The Chair’s duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board’s leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the Fund is required to have an Independent Director as Chair pursuant to certain 2003 regulatory settlements involving the Adviser.

Risk Oversight. The Fund and its Portfolios are subject to a number of risks, including investment, compliance and operational risks, including cyber risks. Day-to-day risk

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management with respect to the Fund and its Portfolios resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrable and material adverse effects on the Fund or its Portfolios; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of the Board’s general oversight of the Portfolios’ investment programs and operations and is addressed as part of various regular Board and committee activities. The Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Chief Risk Officer of the Adviser), the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, the Adviser’s internal legal counsel, the Adviser’s Chief Compliance Officer and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and its Portfolios and the Adviser’s risk management programs. In addition, the Directors receive regular updates on cyber security matters from the Adviser.

Not all risks that may affect the Fund and its Portfolios can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Portfolios’ goals. As a result of the foregoing and other factors the Fund’s and its Portfolios’ ability to manage risk is subject to substantial limitations.

Board Committees. The Board has three standing committees – an Audit Committee, a Governance and Nominating Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating and Independent Directors Committees are identified above.

The function of the Audit Committee is to assist the Board in its oversight of the Portfolios’ accounting and financial reporting policies and practices. The Audit Committee met [_] times during each Portfolio’s most recently completed fiscal year.

The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee met [_] times during each Portfolio’s most recently completed fiscal year.

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The Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director’s ability to perform his or her duties. The Committee may consider candidates for nomination as Directors submitted by the Fund’s current Board members, officers, the Adviser, shareholders and other appropriate sources.

Pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a Director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of a Portfolio’s common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if believed not to be an “interested person”, information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors’ and officers’ questionnaire if elected; (iv) the shareholder’s consent to be named as such by the Fund; (v) the

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class or series and number of all shares of each Portfolio of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund’s record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. “Associated person of the shareholder” means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate’s relevant knowledge, experience, and expertise, the candidate’s ability to carry out his or her duties in the best interests of the Fund, and the candidate’s ability to qualify as an Independent Director. When assessing a candidate for nomination, the Committee considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met [_] times during each Portfolio’s most recently completed fiscal year.

The dollar range of the Fund’s securities owned by each Director and the aggregate dollar range of securities of funds in the AB Funds Complex owned by each Director are set forth below.

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Name of Director	Dollar Range of Equity Securities in the Portfolios as of December 31, 2025	Aggregate Dollar Range of Equity Securities in the AB Funds Complex as of December 31, 2025

INDEPENDENT DIRECTORS
Jorge A. Bermudez	None	Over $100,000
R. Jay Gerken	None	Over $100,000
Jeffrey R. Holland	None	Over $100,000
Jeanette W. Loeb	None	Over $100,000
Carol C. McMullen	None	Over $100,000
Garry L. Moody	None	Over $100,000
Emilie D. Wrapp	None	Over $100,000

INTERESTED DIRECTOR
Alexander Chaloff	None	Over $100,000

Officer Information

Certain information concerning the Fund’s officers is set forth below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS

Onur Erzan, 50	President and Chief Executive Officer	President of the Adviser**, with which he has been associated since January 2021, and he oversees the Private Wealth Management, Global Private Alternatives and Global Asset Management Distribution businesses, in addition to the firm’s Strategy and Corporate Development functions. He serves as Chair of the AB Operating Committee and is also a member of the Equitable Holdings Management Committee. President and Chief Executive Officer of the AB Mutual Funds, ANMIF and AGHIF since April 2021 and the AB ETFs as of May 2022. Director of AB Funds from April 2021 to December 2024, and from April 2021 to March 2025 with respect to ANMIF and AGHIF. Prior to joining the Adviser in 2021, he was at McKinsey & Company for

79

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS

almost 20 years, where he most recently held the position of senior partner and co-leader of its Wealth & Asset Management practice. He has also served on the boards of Graham Windham and Turkish Philanthropy Funds.

Caglasu Altunkopru, 53	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2021. She is also Head of Macro Strategy-Multi-Asset Solutions.
Alexander Barenboym, 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021.
Vinod Chathlani, 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021.

John H. Fogarty, 56	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021. He is also Co-Chief Investment Officer—US Growth Equities and US Relative Value.

Esteban Gomez, 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021.

Christopher Kotowicz, 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated he has been associated in a substantially similar capacity, including as a research analyst since prior to 2021.

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NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS

Samantha S. Lau, 53	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2021. She is also Chief Investment Officer of Small and Mid Cap Growth Equities.
Avi Lavi, 59	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021. He is also Chief Investment Officer of Global and International Value Equities.
Daniel J. Loewy, 51	Vice President

Senior Vice President of the Adviser**, with which he has been associated since prior to 2021. He is Chief Investment Officer and Head of Multi-Asset and Hedge Fund Solutions and Chief Investment Officer of Dynamic Asset Allocation.

James W. MacGregor, 58	Vice President

Senior Vice President of the Adviser**, with which he has been associated since prior to 2021. He is also Chief Investment Officer of US Small and Mid-Cap Value Equities and Head–US Value Equities since prior to 2021.

Justin Moreau, 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated in a substantially similar capacity, including as a research analyst, since prior to 2021.

Heather Pavlak, 42	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2021.

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NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS

Daniel C. Roarty, 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021. He is also Chief Investment Officer of Sustainable Thematic Equities.
Benjamin Ruegsegger, 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021.

Joshua Lisser, 59	Vice President	Senior Vice President of the Adviser**, with which he has been associated in a substantially similar capacity since prior to 2021. He is also Head of Index Strategies.

Benjamin Sklar, 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated in a substantially similar capacity since prior to 2021.

Vinay Thapar, 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021. He is also Co-Chief Investment Officer—US Growth Equities.
Wen-Tse Tseng, 60	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021.

Erik A. Turenchalk, 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021.

Adam Yee, [_]	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021.

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NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS

Leon Zhu, 58	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021.

Nancy E. Hay, 53	Secretary	Senior Vice President and Associate General Counsel of the Adviser**, with which she has been associated since prior to 2021 and Assistant Secretary of ABI**.
Michael B. Reyes, 49	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2021.

Stephen M. Woetzel, 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2021.

Jennifer Friedland, 51	Chief Compliance Officer	Senior Vice President of the Adviser** with which she has been associated since 2021 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022) and Director of Subadvisory Fund Compliance. Before joining the Adviser** in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from 2013 until 2019.

Vercelia Petty, 53	Controller	Vice President of ABIS**, with which she has been associated since prior to 2021.

________

*	The address for each of the Fund’s Officers is 66 Hudson Boulevard East, 26th Floor, New York, NY 10001.
**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Portfolios do not pay any fees to, or reimburse expenses of, its Directors who are considered “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund. The aggregate compensation paid by the Fund’s Portfolios to each of the

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Directors during each Portfolio’s fiscal year ended December 31, 2025, the aggregate compensation paid to each of the Directors during calendar year 2025 by the AB Funds Complex, and the total number of registered investment companies (and separate investment portfolios within those companies) in the AB Funds Complex with respect to which each of the Directors, Trustees or advisory board members serves as a director or trustee, are set forth below. For the calendar year ended December 31, 2025, neither the Fund or its Portfolios nor any other registered investment company in the AB Funds Complex provided compensation in the form of pension or retirement benefits to any of its directors, trustees or advisory board members. Each of the Directors is a director or trustee of one or more registered investment companies in the AB Funds Complex.

Name of Director	Aggregate Compensation From Large Cap Growth Portfolio	Aggregate Compensation From Relative Value Portfolio	Aggregate Compensation From Sustainable Global Thematic Portfolio

INDEPENDENT DIRECTORS
Jorge A. Bermudez	$[_]	$[_]	$[_]
R. Jay Gerken*	$[_]	$[_]	$[_]
Jeffrey R. Holland*	$[_]	$[_]	$[_]
Jeanette W. Loeb	$[_]	$[_]	$[_]
Carol C. McMullen	$[_]	$[_]	$[_]
Garry L. Moody	$[_]	$[_]	$[_]
Emilie D. Wrapp**	$[_]	$[_]	$[_]

INTERESTED DIRECTOR
Alexander Chaloff*	$[_]	$[_]	$[_]

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Name of Director	Aggregate Compensation From Small Cap Growth Portfolio	Aggregate Compensation From International Value Portfolio	Aggregate Compensation From Discovery Value Portfolio

INDEPENDENT DIRECTORS
Jorge A. Bermudez	$[_]	$[_]	$[_]
R. Jay Gerken*	$[_]	$[_]	$[_]
Jeffrey R. Holland*	$[_]	$[_]	$[_]
Jeanette W. Loeb	$[_]	$[_]	$[_]
Carol C. McMullen	$[_]	$[_]	$[_]
Garry L. Moody	$[_]	$[_]	$[_]
Emilie D. Wrapp**	$[_]	$[_]	$[_]

INTERESTED DIRECTOR
Alexander Chaloff*	$[_]	$[_]	$[_]

Name of Director	Aggregate Compensation From Balanced Hedged Allocation Portfolio	Aggregate Compensation From Dynamic Asset Allocation Portfolio

INDEPENDENT DIRECTORS
Jorge A. Bermudez	$[_]	$[_]
R. Jay Gerken*	$[_]	$[_]
Jeffrey R. Holland*	$[_]	$[_]
Jeanette W. Loeb	$[_]	$[_]
Carol C. McMullen	$[_]	$[_]
Garry L. Moody	$[_]	$[_]
Emilie D. Wrapp**	$[_]	$[_]

INTERESTED DIRECTOR
Alexander Chaloff*	$[_]	$[_]

85

Name of Director	Total Compensation from the AB Funds Complex, including the Fund	Total Number of Registered Investment Companies in the AB Funds Complex, including the Fund, as to which the Director is a Director or Trustee	Total Number of Investment Portfolios in the AB Funds Complex, including the Fund, as to which the Director is a Director or Trustee

INDEPENDENT DIRECTORS
Jorge A. Bermudez	$380,000	26	91
R. Jay Gerken*	$380,000	26	91
Jeffrey R. Holland*	$380,000	26	91
Jeanette W. Loeb	$437,000	26	91
Carol C. McMullen	$456,000	26	91
Garry L. Moody	$551,000	26	91
Emilie D. Wrapp**	$365,862	26	91

INTERESTED DIRECTOR
Alexander Chaloff*	None	26	91

__________________________

*	Messrs. Chaloff, Gerken and Holland were elected as Directors of the Fund effective January 1, 2025.
**	Ms. Wrapp served as an Advisory Board member of the Fund from January 1, 2024 to December 31, 2024 (to May 2025 with respect to ANMIF and AGHIF), and was elected as a Director of the Fund effective January 1, 2025. An Advisory Board member assists the Board in a non-voting capacity in its oversight of the management of the Funds. Since January 1, 2024 as an Advisory Board member and since January 1, 2025 as a Director, she has received the same compensation as the Directors of the Fund who are not “interested persons” of the Fund. Prior to January 1, 2026, Ms. Wrapp was an “interested person,” as defined in Section 2(a)(19) of the 1940 Act, of the Funds because of her former role with the Adviser.

As of April [_], 2026, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

Additional Information About the Portfolios’ Portfolio Managers

Additional information regarding the investment professional(s)1 primarily responsible for the day-to-day management of each Portfolio’s portfolio may be found below. For additional information about the portfolio management of each Portfolio, see “Management of the Portfolios – Portfolio Managers” in the Portfolio’s Prospectuses.

__________________________

[1]	Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular Portfolio will vary from Portfolio to Portfolio.

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None of the investment professionals identified below owned any equity securities of the Portfolio directly or indirectly because shares of the Portfolio are held through the separate accounts of the Insurers. As of December 31, 2025, employees of the Adviser had approximately $[_] invested in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

LARGE CAP GROWTH PORTFOLIO

The management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s U.S. Large Cap Growth Investment Team. John H. Fogarty and Vinay Thapar are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio.

The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2025.

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
John H. Fogarty	[_]	$[_]	[_]	$[_]
Vinay Thapar	[_]	$[_]	[_]	$[_]

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance-based Fees
John H. Fogarty	[_]	$[_]	[_]	$[_]
Vinay Thapar	[_]	$[_]	[_]	$[_]

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OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
John H. Fogarty	[_]	$[_]	[_]	$[_]
Vinay Thapar	[_]	$[_]	[_]	$[_]

RELATIVE VALUE PORTFOLIO

The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Relative Value Investment Team. John H. Fogarty, Christopher Kotowicz, and Adam Yee are the investment professionals primarily responsible for the day-to-day management of the Portfolio’s portfolio.

The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2025.

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
John H. Fogarty	[_]	$[_]	[_]	$[_]
Christopher Kotowicz	[_]	$[_]	[_]	$[_]
Adam Yee	[_]	$[_]	[_]	$[_]

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance-based Fees
John H. Fogarty	[_]	$[_]	[_]	$[_]
Christopher Kotowicz	[_]	$[_]	[_]	$[_]
Adam Yee	[_]	$[_]	[_]	$[_]

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OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
John H. Fogarty	[_]	$[_]	[_]	$[_]
Christopher Kotowicz	[_]	$[_]	[_]	$[_]
Adam Yee	[_]	$[_]	[_]	$[_]

SUSTAINABLE Global Thematic Portfolio

The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Sustainable Thematic Equities Team. Daniel C. Roarty and Benjamin Ruegsegger are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2025.

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
Daniel C. Roarty	[_]	$[_]	[_]	$[_]
Benjamin Ruegsegger	[_]	$[_]	[_]	$[_]

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance- Based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance-based Fees
Daniel C. Roarty	[_]	$[_]	[_]	$[_]
Benjamin Ruegsegger	[_]	$[_]	[_]	$[_]

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OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Daniel C. Roarty	[_]	$[_]	[_]	$[_]
Benjamin Ruegsegger	[_]	$[_]	[_]	$[_]

Small Cap Growth Portfolio

The management of, and investment decisions for, the Portfolio’s portfolio are made by the Small Cap Growth Investment Team. Esteban Gomez, Samantha Lau, Heather Pavlak and Wen-Tse Tseng are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2025.

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Esteban Gomez	[_]	$[_]	[_]	$[_]
Samantha Lau	[_]	$[_]	[_]	$[_]
Heather Pavlak	[_]	$[_]	[_]	$[_]
Wen-Tse Tseng	[_]	$[_]	[_]	$[_]

90

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
Esteban Gomez	[_]	$[_]	[_]	$[_]
Samantha Lau	[_]	$[_]	[_]	$[_]
Heather Pavlak	[_]	$[_]	[_]	$[_]
Wen-Tse Tseng	[_]	$[_]	[_]	$[_]

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts Managed with Performance- based Fees
Esteban Gomez	[_]	$[_]	[_]	$[_]
Samantha Lau	[_]	$[_]	[_]	$[_]
Heather Pavlak	[_]	$[_]	[_]	$[_]
Wen-Tse Tseng	[_]	$[_]	[_]	$[_]

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International Value Portfolio

The management of, and investment decisions for, the Portfolio’s portfolio are made by the International Value Senior Investment Management Team. Avi Lavi and Justin Moreau are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities.2 The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2025.

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Avi Lavi	[_]	$[_]	[_]	$[_]
Justin Moreau	[_]	$[_]	[_]	$[_]

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance-based Fees
Avi Lavi	[_]	$[_]	[_]	$[_]
Justin Moreau	[_]	$[_]	[_]	$[_]

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Avi Lavi	[_]	$[_]	[_]	$[_]
Justin Moreau	[_]	$[_]	[_]	$[_]

_____________

[2]	Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of eleven model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to tax considerations, cash flows due to the frequency and amount of investments, the client’s country of residence and currency strategies related thereto, and/or client-imposed investment restrictions regarding particular types of companies or industries.

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DISCOVERY Value Portfolio

The management of, and investment decisions for, the Portfolio’s portfolio are made by the Small/Mid Cap Value Senior Investment Management Team. James W. MacGregor and Erik A. Turenchalk are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2025.

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
James W. MacGregor	[_]	$[_]	[_]	$[_]
Erik A. Turenchalk	[_]	$[_]	[_]	$[_]

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance-based Fees
James W. MacGregor	[_]	$[_]	[_]	$[_]
Erik A. Turenchalk	[_]	$[_]	[_]	$[_]

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
James W. MacGregor	[_]	$[_]	[_]	$[_]
Erik A. Turenchalk	[_]	$[_]	[_]	$[_]

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Balanced HEDGED ALLOCATION Portfolio

The management of, and investment decisions for, the Portfolio’s portfolio are made by the Multi-Asset Solutions Team. Alexander Barenboym, Joshua Lisser and Benjamin Sklar are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day responsibilities for coordinating investments. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2025.

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
Alexander Barenboym	[_]	$[_]	[_]	$[_]
Joshua Lisser	[_]	$[_]	[_]	$[_]
Benjamin Sklar	[_]	$[_]	[_]	$[_]

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance- based Fees
Alexander Barenboym	[_]	$[_]	[_]	$[_]
Joshua Lisser	[_]	$[_]	[_]	$[_]
Benjamin Sklar	[_]	$[_]	[_]	$[_]

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OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts Managed With Performance- based Fees
Alexander Barenboym	[_]	$[_]	[_]	$[_]
Joshua Lisser	[_]	$[_]	[_]	$[_]
Benjamin Sklar	[_]	$[_]	[_]	$[_]

DYNAMIC ASSET ALLOCATION Portfolio

The management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Dynamic Asset Allocation Team. Caglasu Altunkopru, Alexander Barenboym, Vinod Chathlani and Daniel J. Loewy are the investment professionals primarily responsible for the day-to-day management of the Portfolio’s portfolio.

The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2025.

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Caglasu Altunkopru	[_]	$[_]	[_]	$[_]
Alexander Barenboym	[_]	$[_]	[_]	$[_]
Vinod Chathlani	[_]	$[_]	[_]	$[_]
Daniel J. Loewy	[_]	$[_]	[_]	$[_]

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OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance-based Fees
Caglasu Altunkopru	[_]	$[_]	[_]	$[_]
Alexander Barenboym	[_]	$[_]	[_]	$[_]
Vinod Chathlani	[_]	$[_]	[_]	$[_]
Daniel J. Loewy	[_]	$[_]	[_]	$[_]

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Caglasu Altunkopru	[_]	$[_]	[_]	$[_]
Alexander Barenboym	[_]	$[_]	[_]	$[_]
Vinod Chathlani	[_]	$[_]	[_]	$[_]
Daniel J. Loewy	[_]	$[_]	[_]	$[_]

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Adviser. The Adviser’s Code of Business Conduct and Ethics requires disclosure of all personal

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accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds other than funds advised by the Adviser) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities and Order Aggregation. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients, subject to the exceptions noted below. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities (including IPOs) may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons. Additional information about the Adviser’s policy relating to the allocation of investment opportunities may be found in the Adviser’s Form ADV, which is updated from time to time.

Generally, all orders in the same security are aggregated in each trading system by the Adviser to facilitate best execution and to reduce overall trading costs. Executions for

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aggregated orders with the same executing broker are combined to determine one average price. The securities are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the securities over time. When the liquidity in a market is not sufficient to fill all client orders, the Adviser may give priority to certain orders over others. This prioritization is based on objective factors driving the order. Under such circumstances, the Adviser aggregates orders by these factors and subjects each aggregated order to the trade allocation algorithms discussed above. The factors used, in order of priority, are (1) correction of guideline breaches; (2) avoidance of guideline breaches; (3) investing significant new funding and completing tax strategy implementations; (4) investing in services that focus on specific financial instruments or market sectors, (5) avoidance of tracking error on the service/product level; and (6) portfolio rebalancing and optimization. Separate orders with the same priority may be traded using a rotational process that is fair and objective.

The Adviser may not require orders in the same security from different managers to be aggregated where one manager’s investment strategy requires rapid trade execution, provided the Adviser believes that disaggregation will not materially impact other client orders. Certain other clients of the Adviser have investment objectives and policies similar to those of the Portfolios. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a purchase or sale thereof by one or more Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or the quantity of securities available at a particular price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Portfolios. When two or more of the clients of the Adviser (including a Portfolio) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions are averaged as to price. The securities are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the securities over time.

The Adviser’s procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. The Adviser is conscious of these potential conflicts. When the Adviser is providing fiduciary services, the goal of the Adviser’s policies and procedures is to act in good faith and to treat all client accounts in a fair and equitable manner over time, regardless of their strategy, fee arrangements or the influence of their owners or beneficiaries.

Portfolio Manager Compensation

The Adviser’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Adviser’s clients, including the Portfolios. The Adviser also strives to

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ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a three-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Portfolios’ Prospectuses and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Portfolios do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Adviser emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

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EXPENSES OF THE PORTFOLIOS

Distribution Services Agreement

The Fund has entered into a Distribution Services Agreement (the “Agreement”) with ABI, the Fund’s principal underwriter, to permit ABI to distribute the Portfolios’ shares and to permit each Portfolio of the Fund to pay distribution services fees to defray expenses associated with distribution of its Class B shares in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (the “Plan”).

In approving the Plan, the Directors determined that there was a reasonable likelihood that the Plan would benefit each Portfolio and its Class B shareholders. The Adviser, from time to time, and from its own funds or such other resources as may be permitted by rules of the SEC, makes payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved at least annually by a majority of the Independent Directors of the Fund who have no direct or indirect financial interest in the operation of the Plan or in any agreement relating to the Plan (“Qualified Directors”) and by a vote of a majority of the entire Board at a meeting called for that purpose. Most recently, continuance of the Agreement was approved for an additional annual term by the Board, including a majority of the Directors who are not parties to the Agreement or interested persons of such party, at meetings held on May [_], 2025.

All material amendments to the Plan will become effective only on approval as specified in the preceding paragraph and the Plan may not be amended in order to materially increase the costs that the Portfolios may bear pursuant to the Plan without the approval of a majority of the holders of the outstanding voting shares of the Class B shares of the Portfolios.

The Agreement may be terminated with respect to a Portfolio (i) by ABI or (ii) by a Portfolio without payment of any penalty upon the vote of a majority of the outstanding voting securities of the Portfolio, voting separately by class, or by vote of a majority of the Qualified Directors. To terminate an Agreement, any party must give the other 60 days’ written notice; to terminate a Plan only, a Portfolio is not required to give prior notice to ABI. The Agreement will terminate automatically in the event of an assignment. The Plan is of a type known as a “compensation plan”, which means that it compensates the distributor for services rendered even if the amount paid exceeds the distributor’s expenses.

In the event that the Agreement is terminated by either party or not continued with respect to the Class B shares of a Portfolio, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to ABI with respect to Class B shares of such Portfolio and (ii) the Fund would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class.

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During the fiscal year ended December 31, 2025, the Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in aggregate amounts as described in the table below.

Portfolio	Distribution services fees for expenditures payable to ABI	Percentage per annum of the aggregate average daily net assets attributable to Class B shares

Large Cap Growth Portfolio	$[_]	0.25%

Relative Value Portfolio	$[_]	0.25%

Sustainable Global Thematic Portfolio	$[_]	0.25%

Small Cap Growth Portfolio	$[_]	0.25%

International Value Portfolio	$[_]	0.25%

Discovery Value Portfolio	$[_]	0.25%

Balanced Hedged Allocation Portfolio	$[_]	0.25%

Dynamic Asset Allocation Portfolio	$[_]	0.25%

For the fiscal year ended December 31, 2025, expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class B shares were as follows:

Category of Expense	Large Cap Growth Portfolio	Relative Value Portfolio	Discovery Value Portfolio

Advertising/Marketing	$[_]	$[_]	$[_]

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other Than Current Shareholders	$[_]	$[_]	$[_]

Compensation to Underwriters	$[_]	$[_]	$[_]

Compensation to Dealers	$[_]	$[_]	$[_]

Compensation to Sales Personnel	$[_]	$[_]	$[_]

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Category of Expense	Large Cap Growth Portfolio	Relative Value Portfolio	Discovery Value Portfolio

Interest, Carrying or Other Financing Charges	$[_]	$[_]	$[_]

Other (includes personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$[_]	$[_]	$[_]

Totals	$[_]	$[_]	$[_]

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Category of Expense	International Value Portfolio	Sustainable Global Thematic Portfolio	Small Cap Growth Portfolio

Advertising/Marketing	$[_]	$[_]	$[_]

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other than Current Shareholders	$[_]	$[_]	$[_]

Compensation to Underwriters	$[_]	$[_]	$[_]

Compensation to Dealers	$[_]	$[_]	$[_]

Compensation to Sales Personnel	$[_]	$[_]	$[_]

Interest, Carrying or Other Financing Charges	$[_]	$[_]	$[_]

Other (includes personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$[_]	$[_]	$[_]

Totals	$[_]	$[_]	$[_]

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Category of Expense	Balanced Hedged Allocation Portfolio	Dynamic Asset Allocation Portfolio

Advertising/Marketing	$[_]	$[_]

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other than Current Shareholders	$[_]	$[_]

Compensation to Underwriters	$[_]	$[_]

Compensation to Dealers	$[_]	$[_]

Compensation to Sales Personnel	$[_]	$[_]

Interest, Carrying or Other Financing Charges	$[_]	$[_]

Other (includes personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$[_]	$[_]

Totals	$[_]	$[_]

Securities Lending Agreement

State Street Bank and Trust Company (“State Street”) serves as the securities lending agent to the Portfolios and is responsible for the implementation and administration of a securities lending program pursuant to a Securities Lending Authorization Agreement (“Securities Lending Agreement”). Pursuant to the Securities Lending Agreement, State Street provides the following services: effecting loans of Portfolio securities to any person on a list of approved borrowers; determining whether a loan shall be made and negotiating and establishing the terms and conditions of the loan with the borrowing; ensuring that payments relating to distributions on loaned securities are timely and properly credited to a Portfolio’s account;

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collateral management (including valuation and daily mark-to-market obligations); cash collateral reinvestment in accordance with the Securities Lending Agreement; and maintaining records and preparing reports regarding loans that are made and the income derived therefrom.

The Portfolios earned income and paid fees and compensation related to their securities lending activities during the most recent fiscal year as follows:

	Large Cap Growth Portfolio	Relative Value Portfolio
Gross income from securities lending activities	$[_]	$[_]
Fees paid to securities lending agent from revenue split	$[_]	$[_]
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$[_]	$[_]
Administrative fees not included in the revenue split	$[_]	$[_]
Indemnification fees not included in the revenue split	$[_]	$[_]
Rebate (paid to borrow)	$[_]	$[_]
Other fees not included in revenue split	$[_]	$[_]
Aggregate fees and/or compensation for securities lending activities	$[_]	$[_]
Net income from securities lending activities	$[_]	$[_]
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Fees and/or compensation for securities lending activities and related services:
	Sustainable Global Thematic Portfolio	Small Cap Growth Portfolio	International Value Portfolio	Discovery Value Portfolio
Gross income from securities lending activities	$[_]	$[_]	$[_]	$[_]
Fees paid to securities lending agent from revenue split	$[_]	$[_]	$[_]	$[_]
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$[_]	$[_]	$[_]	$[_]
Administrative fees not included in the revenue split	$[_]	$[_]	$[_]	$[_]
Indemnification fees not included in the revenue split	$[_]	$[_]	$[_]	$[_]
Rebate (paid to borrow)	$[_]	$[_]	$[_]	$[_]
Other fees not included in revenue split	$[_]	$[_]	$[_]	$[_]
Aggregate fees and/or compensation for securities lending activities	$[_]	$[_]	$[_]	$[_]
Net income from securities lending activities	$[_]	$[_]	$[_]	$[_]

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Fees and/or compensation for securities lending activities and related services:
	Balanced Hedged Allocation Portfolio	Dynamic Asset Allocation Portfolio
Gross income from securities lending activities	$[_]	$[_]
Fees paid to securities lending agent from revenue split	$[_]	$[_]
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$[_]	$[_]
Administrative fees not included in the revenue split	$[_]	$[_]
Indemnification fees not included in the revenue split	$[_]	$[_]
Rebate (paid to borrow)	$[_]	$[_]
Other fees not included in revenue split	$[_]	$[_]
Aggregate fees and/or compensation for securities lending activities	$[_]	$[_]
Net income from securities lending activities	$[_]	$[_]

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PURCHASE AND REDEMPTION OF SHARES

The following information supplements that set forth in the Portfolios’ Prospectuses under the heading “Investing in the Portfolios”.

Shares of each Portfolio are offered at NAV on a continuous basis to the separate accounts of the Insurers without any sales or other charge. The separate accounts of insurance companies place orders to purchase shares based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected pursuant to variable contracts funded by shares of the Portfolio. The Fund reserves the right to suspend the sale of its shares in response to conditions in the securities markets or for other reasons. See the prospectus of the separate account of the participating insurance company for more information on the purchase of shares.

In addition, to the extent permitted by law, a Portfolio reserves the right to merge or reorganize itself or a share class, or to close and liquidate itself or a share class at any time.

The Insurers maintain omnibus account arrangements with the Fund in respect of one or more Portfolios and place aggregate purchase, redemption and exchange orders for shares of a Portfolio corresponding to orders placed by the Insurers’ customers (“Contractholders”) who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below.

Redemption of Shares

An insurance company separate account may redeem all or any portion of the shares in its account at any time at the NAV next determined after a redemption request in the proper form is furnished to the Fund. Any certificates representing shares being redeemed must be submitted with the redemption request. Shares do not earn dividends on the day they are redeemed, regardless of whether the redemption request is received before or after the time of computation of NAV that day. There is no redemption charge. The Portfolios expect that it will typically take up to three business days following the receipt of a redemption request in proper form to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days after the day a request is received in proper form by a Portfolio by the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The right of redemption may be suspended or the date of payment may be postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by a Portfolio is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of a Portfolio’s net assets, or for such other periods as the SEC may by order permit for the protection

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of security holders of the Portfolios. For information regarding how to redeem shares in the Portfolios, please see your insurance company’s separate account prospectus.

Payment of the redemption price normally will be made in cash but may be made, at the option of a Portfolio, in kind. The value of a shareholder’s shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio’s securities at the time of such redemption or repurchase. Payment either in cash or in portfolio securities received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or losses) depending upon the shareholder’s holding period and basis in respect of the shares redeemed.

Payments to Financial Intermediaries

Financial intermediaries, such as the Insurers, market and sell shares of the Portfolios and typically receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including any Rule 12b-1 fee that you or the Portfolios may pay.

In the case of Class B shares, up to 100% of the Rule 12b-1 fee applicable to Class B shares each year may be paid to the financial intermediary that sells Class B shares.

Insurers or your financial intermediary receive compensation from the Portfolios, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

•	Rule 12b-1 fees;
•	defrayal of costs for educational seminars and training;
•	additional distribution support; and
•	payments related to providing recordkeeping and/or transfer agency services.

Please read your Portfolio’s Prospectus carefully for information on this compensation.

ABI and/or the Adviser may pay Insurers or other financial intermediaries to perform recordkeeping and administrative services in connection with the Portfolios. Such payments will generally not exceed 0.35% of the average daily net assets of each Portfolio attributable to the Insurer.

Other Payments for Educational Support and Distribution Assistance. In addition to the fees described above, ABI, at its expense, currently provides additional payments to the Insurers that sell shares of the Portfolios. These sums include payments to reimburse directly or indirectly the costs incurred by the Insurers and their employees in connection with educational seminars and training efforts about the Portfolios for the Insurers’ employees and/or their clients and potential clients and may include payments for distribution and analytical data pertaining to

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Portfolio sales by the Insurer. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

For 2026, ABI’s additional payments to these firms for educational support and distribution assistance related to the Fund’s Portfolios are expected to be approximately $[_]. In 2025, ABI paid additional payments to these firms for educational support and distribution assistance related to the Fund’s Portfolios of approximately $[_].

If one mutual fund sponsor that offers shares to separate accounts of an Insurer makes greater distribution assistance payments than another, the Insurer may have an incentive to recommend or offer the shares of funds of one fund sponsor over another.

Please speak with your financial intermediary to learn more about the total amounts paid to your financial intermediary by the Adviser, ABI and by other mutual fund sponsors that offer shares to Insurers that may be recommended to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

As of the date of this SAI, ABI anticipates that the Insurers or their affiliates that will receive additional payments for educational support include:

[American General Life Insurance Company

Brighthouse Financial Inc.

Equitable Financial Life Insurance Company

Jackson National Life Distributors, Inc.

Lincoln Financial Distributors, Inc.

New York Life Insurance Company

Protective Life Insurance Company

Prudential Financial

RiverSource Life Insurance Company]

Although the Portfolios may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AB Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

NET ASSET VALUE

For all of the Portfolios the NAV of each Portfolio is calculated at the close of regular trading on any day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by a Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Portfolio’s per share NAV is calculated by dividing the value of a Portfolio’s total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.

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The following describes the typical methods for valuing investments commonly held by the Portfolios:

Portfolio securities are valued at market value or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with applicable rules under the 1940 Act and the Portfolio’s pricing policies and procedures. Pursuant to Rule 2a-5 under the 1940 Act, each Portfolio’s Board has designated the Adviser as the valuation designee (“Valuation Designee”) with responsibility for performing all fair valuations of each Portfolio’s portfolio investments, subject to the Board’s oversight. The Adviser has established a valuation committee of senior officers and employees to fulfill its responsibilities as each Portfolio’s Valuation Designee, which operates under policies and procedures approved by the Portfolio’s Board to value the Portfolio’s assets.

Equity securities listed on the Exchange or another national exchange (other than securities listed on NASDAQ), are valued at their last sale prices reflected on the consolidated tape at the close of the exchange. Securities listed and trading on the NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on the relevant business day, closing prices provided by the exchange, last trade prices from other exchanges, other trade prices available or fair value methodology may be used to value the securities. OTC equity securities trading on “Pink Sheets” are valued at the mid-level between current bid and asked prices. If mid-prices are not available, securities will be valued at bid prices. The Valuation Designee may fair value international equity securities in Portfolios that are valued as of 4:00 p.m. Eastern Time. Fair valuing such securities seeks to align closing prices on foreign markets that close prior to 4:00 p.m. Eastern Time with closing prices on U.S. markets.

Fixed-income instruments are typically valued on the basis of bid prices provided by an approved pricing service when the Valuation Designee reasonably believes that such prices reflect the fair value of the instrument. The market convention may be to use the mid-price between bid and offer in certain markets, and fixed-income instruments may be valued on the basis of the mid-prices when such prices reflect the convention of the particular markets. If the Valuation Designee determines that an appropriate pricing vendor does not exist for a fixed-income instrument, the Valuation Designee may use broker quotations consistent with the manner in which the instruments are quoted and traded, or another valuation methodology deemed reasonable by the Valuation Designee.

The fair value of listed derivatives and OTC derivatives is determined with market models and inputs sourced from market data providers. Fair value is determined based on the terms of the instruments and with inputs as of the valuation date. Indicative broker quotations and/or values provided by counterparties may be used if an instrument is not easily modeled and pricing vendors are not able to price the instrument.

When making a fair value determination, the Adviser may take into account any factors it deems appropriate. The Adviser may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used to calculate NAV may differ from quoted or published prices for the same securities. Making a fair value determination involves subjective judgments and it is possible that the fair value

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determined for a security is materially different than the value that could be realized upon the sale of that security.

Each Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges under certain circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security, or for securities for which market prices are not readily available or deemed unreliable (including restricted securities). A Portfolio uses fair value pricing routinely for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before each Portfolio ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. Factors considered in fair value pricing may include, but are not limited to, interest rates, foreign currency exchange rates, levels of publicly available benchmarks, prices of futures contracts or comparable securities, or information obtained by analysis of the issuers’ financial statements. Because most fixed-income securities are not traded on exchanges, they are primarily valued using fair value prices provided by independent pricing services when the Valuation Designee reasonably believes that such prices reflect the fair value of the instruments.

Each Portfolio’s Board may suspend the determination of a Portfolio’s NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

For purposes of determining each Portfolio’s NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

The assets attributable to the Class A shares and Class B shares are invested together in a single portfolio for each Portfolio. The NAV of each class is determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of plans adopted by the Portfolios in accordance with Rule 18f-3 under the 1940 Act.

PORTFOLIO TRANSACTIONS

Subject to the general oversight of the Board, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions of the Portfolios. The Adviser determines the broker or dealer to be used in each specific transaction with the objective

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of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as “best execution”). In connection with seeking best execution, the Portfolios do not consider sales of shares of the Portfolios or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if a Portfolio determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

Neither the Portfolios nor the Adviser has entered into agreements or understandings with any brokers or dealers regarding the placement of securities transactions because of research or statistical services they provide. A broker-dealer may provide the Adviser with research or related services with an expectation, but not necessarily an explicit agreement or contract, that the Adviser will use the broker-dealer to execute client transactions in the future. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to a Portfolio, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Portfolio. While it is impracticable to place an actual dollar value on such investment information, the Adviser believes that its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser’s own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be utilized by the Adviser in connection with the Portfolios.

The extent to which commissions that will be charged by broker-dealers selected by a Portfolio may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Portfolio places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers as a result of the placement of portfolio transactions could be useful and of value to the Adviser in servicing its other clients as well as the Portfolio; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Portfolio.

A Portfolio may deal in some instances in equity securities which are not listed on a national securities exchange but are traded in the OTC market. Where transactions are executed in the OTC market, a Portfolio will seek to deal with the primary market makers, but when

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necessary in order to obtain the best execution, it will utilize the services of others. In all cases, the Portfolio will attempt to negotiate best execution.

The Portfolios’ portfolio transactions in equity securities may occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign OTC markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. OTC transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter’s discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

Investment decisions for a Portfolio are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of a Portfolio and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed in accordance with a similar strategy by the Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases, this system may adversely affect the price paid or received by a Portfolio or the size of the position obtainable for the Portfolio.

Allocations are made by the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the trading department of the Adviser.

The aggregate brokerage commissions paid by the Portfolios during the three most recent fiscal years are set forth below:

Portfolio	Fiscal Year Ended December 31	Aggregate Amount of Brokerage Commissions

Large Cap Growth Portfolio	2023	$36,916
	2024	53,346
	2025	[_]

Relative Value Portfolio	2023	$169,988
	2024	153,170
	2025	[_]

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Portfolio	Fiscal Year Ended December 31	Aggregate Amount of Brokerage Commissions

Sustainable Global Thematic Portfolio	2023	$38,400
	2024	57,034
	2025	[_]

Small Cap Growth Portfolio	2023	$32,873
	2024	41,302
	2025	[_]

International Value Portfolio	2023	$74,882
	2024	109,459
	2025	[_]

Discovery Value Portfolio	2023	$253,142
	2024	333,216
	2025	[_]

Balanced Hedged Allocation Portfolio	2023	$13,800
	2024	12,205
	2025	[_]

Dynamic Asset Allocation Portfolio	2023	$18,375
	2024	15,185
	2025	[_]

The Fund generally will not place orders for the purchase or sale of securities (including listed call options) with Sanford C. Bernstein & Co., BSG France, S.A., Bernstein Institutional Services LLC and Bernstein Autonomous LLP (a U.K. broker-dealer), affiliates of the Adviser (the “Affiliated Brokers”), without approval from the Board. If such orders are placed, they will be consistent with each Portfolio’s objective of obtaining the best execution and would not be dependent upon the fact that the Affiliated Brokers are affiliates of the Adviser. With respect to orders placed with the Affiliated Brokers for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The Funds paid no brokerage commissions to the Affiliated Brokers during the three most recent fiscal years.

As of the end of the most recent fiscal year, each Portfolio listed below owned securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents as follows:

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Portfolio	Broker/Dealer	Aggregate Value of Securities Held

Relative Value Portfolio	Citigroup, Inc.	$[_]
	JPMorgan Chase & Co.	$[_]
	Wells Fargo & Co.	$[_]

Dynamic Asset Allocation Portfolio	Bank of America Corp.	$[_]
	Barclays PLC	$[_]
	Citigroup, Inc.	$[_]
	Goldman Sachs Group, Inc. (The)	$[_]
	JPMorgan Chase & Co.	$[_]
	Morgan Stanley	$[_]
	UBS Group AG	$[_]
	Wells Fargo & Co.	$[_]

Sustainable Global Thematic Portfolio	Jefferies Financial Group, Inc.	$[_]

Disclosure of Portfolio Holdings

The Fund believes that the ideas of the Adviser’s investment staff should benefit the Portfolios and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Fund also believes that knowledge of each Portfolio’s portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

The Adviser has adopted, on behalf of the Portfolios, policies and procedures relating to disclosure of the Portfolios’ portfolio securities. The policies and procedures relating to disclosure of the Portfolios’ portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Portfolios or useful to the Portfolios’ shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Portfolios do not provide or permit others to provide information about a Portfolio’s portfolio holdings on a selective basis.

The Portfolios include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser’s website (www.abfunds.com). For each portfolio security, the posted information includes its name, the number of shares held by a Portfolio, the market value of the Portfolio’s holdings, and the percentage of the Portfolio’s assets represented by the Portfolio’s holdings. The

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day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

The Adviser may distribute or authorize the distribution of information about a Portfolio’s portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser’s employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about a Portfolio’s portfolio holdings that is not publicly available, on the website or otherwise, (i) to the Fund’s service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios (including, without limitation, pricing services and proxy voting services), (ii) to facilitate the review of the Portfolios by NRSROs, (iii) for the purpose of due diligence regarding a merger or acquisition, (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders, or (v) to other persons approved by the Adviser’s Chief Compliance Officer (or his designee) in accordance with the conditions described below that are part of the policies and procedures relating to disclosure of the Portfolios’ portfolio securities. The Adviser does not expect to disclose information about a Portfolio’s portfolio holdings that is not publicly available to the Portfolio’s individual or institutional investors or to intermediaries that distribute the Portfolio’s shares. Information may be disclosed with any frequency and any lag, as appropriate.

Before any non-public disclosure of information about a Portfolio’s portfolio holdings is permitted, however, the Adviser’s Chief Compliance Officer (or his designee) must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio’s shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

The Adviser has established procedures to ensure that a Portfolio’s portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser’s Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser’s product management group determine that the disclosure serves a legitimate business purpose of a Portfolio and is in the best interest of the Portfolio’s shareholders. The Adviser’s Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser’s Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser’s policy and any applicable confidentiality agreement. The Adviser’s Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund’s Board on a quarterly basis. If the Directors

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determine that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

In accordance with these procedures, each of the following third parties has been approved to receive information concerning the Portfolios’ portfolio holdings: (i) the Fund’s independent registered public accounting firm, for use in providing audit opinions; (ii) Data Communique International, Donnelley Financial Solutions, Inc. and, from time to time, other financial printers, for the purpose of preparing Portfolio regulatory filings; (iii) the Fund’s custodian in connection with its custody of the assets of the Portfolios; (iv) Institutional Shareholder Services, Inc. for proxy voting services; (v) the Investment Company Institute, a trade association that represents registered investment companies such as mutual funds, closed-end funds and exchange-traded funds, in connection with confidential industry matters; and (vi) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing a Portfolio’s portfolio holdings information unless specifically authorized.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Portfolio of the Fund qualified and intends to continue to qualify to be taxed as a regulated investment company under the Code. If so qualified, each Portfolio will not be subject to U.S. federal income and excise taxes on its investment company taxable income and net capital gain to the extent such investment company taxable income and net capital gain are distributed to the separate accounts of insurance companies which hold its shares. Under current tax law, capital gains or dividends from any Portfolio are not currently taxable to the holder of a variable annuity or variable life insurance contract when left to accumulate within such variable annuity or variable life insurance contract. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. If more than 50% of the value of a Portfolio’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations (which for this purpose should include obligations issued by foreign governments), such Portfolio will be eligible to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Portfolio. If eligible, each such Portfolio intends to file such an election, although there can be no assurance that such Portfolio will be able to do so.

Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be adequately diversified, in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) that, among other things, provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the applicable diversification requirements. Under

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the Regulations, an insurance company segregated account is permitted to look-through a Portfolio to satisfy asset diversification tests and treat its underlying securities, rather than the Portfolio, as investments subject to certain diversification limits. A Portfolio will be considered adequately diversified if no more than 55% of its assets are represented by any one investment, no more than 70% of its assets are represented by any two investments, no more than 80% of its assets are represented by any three investments and no more than 90% of its assets are represented by any four investments. For this purpose, all securities issued by an issuer are treated as a single investment. Each Portfolio plans to satisfy these conditions at all times so that the shares of such Portfolio owned by a segregated asset account of a life insurance company will be subject to this treatment under the Code.

For information concerning the U.S. federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

GENERAL INFORMATION

Description of the Portfolios

The Fund was organized as a Maryland corporation in 1987 under the name “Alliance Variable Products Series Fund, Inc.” The name of the Fund became “AllianceBernstein Variable Products Series Fund, Inc.” on May 1, 2003 and “AB Variable Products Series Fund, Inc.” on March 30, 2015.

All shares of the Fund when duly issued will be fully paid and nonassessable. The Board is authorized to reclassify any unissued shares into any number of additional series and classes without shareholder approval. Accordingly, the Board in the future, for reasons such as the desire to establish one or more additional Portfolio’s with different investment objectives, policies or restrictions or to establish additional channels of distribution, may create additional series and classes of shares. Any issuance of shares of such additional series and classes would be governed by the 1940 Act and the laws of the State of Maryland.

Generally, shares of each Portfolio would vote as a single series for the election of directors and on any other matter that affected each Portfolio in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio would vote as separate series. Moreover, the Class B shares of each Portfolio will vote separately with respect to matters relating to the 12b-1 Plan(s) adopted in accordance with Rule 12b-1 under the 1940 Act.

It is anticipated that annual meetings of shareholders will not be held; shareholder meetings will only be held when required by federal or state law or in accordance with an undertaking by the Adviser to the SEC. Shareholders have available certain procedures for the election of Directors.

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The Fund maintains participation agreements with insurance company separate accounts that obligate the insurance companies to pass any proxy solicitations through to underlying Contractholders who in turn are asked to designate voting instructions. In the event that an insurance company does not receive voting instructions from Contractholders, it is obligated to vote the shares that correspond to such Contractholders in the same proportion as instructions received from all other applicable Contractholders.

Principal and Controlling Holders

AB LARGE CAP GROWTH PORTFOLIO

To the knowledge of the Portfolio, as of April [_], 2026, the persons below owned of record or beneficially 5% or more of the noted class of outstanding shares of the Portfolio. A shareholder who beneficially owns more than 25% of a Portfolio’s outstanding voting securities is presumed to “control” the Portfolio, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote.

Name and Address	Number of Shares of Class	% of Class

Class A

American General Life Insurance Company of Delaware Attn: Patrick Booker 2727A Allen Parkway, MS Life 4-D1 Houston, TX 77019-2107	[_]	[_]%

American General Life Insurance Company of Delaware Attn: Patrick Booker 2727A Allen Parkway, MS Life 4-D1 Houston, TX 77019-2107	[_]	[_]%

New York Life Insurance and Annuity Corporation P.O. Box 30730 Tampa, FL 33630-3730	[_]	[_]%

Riversource Life Insurance Company 707 2nd Ave. South Minneapolis, MN 55402-2405	[_]	[_]%

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Name and Address	Number of Shares of Class	% of Class

Transamerica Life Insurance Company Merrill Lynch Life Variable Annuity Separate Account A 4333 Edgewood Road NE, MS 4410 Cedar Rapids, IA 52499-0001	[_]	[_]%

Transamerica Life Insurance Company Merrill Lynch Variable Life Separate Account II 4333 Edgewood Road NE, MS 4410 Cedar Rapids, IA 52499-0001	[_]	[_]%

Class B

IDS Life Insurance Company 707 2nd Ave. South Route H19/5889 Minneapolis, MN 55402-2405	[_]	[_]%

Protective Life Insurance Company P.O. Box 2606 Birmingham, AL 35202-2606	[_]	[_]%

AB RELATIVE VALUE PORTFOLIO

To the knowledge of the Portfolio, as of April [_], 2026, the persons below owned of record or beneficially 5% or more of the noted class of outstanding shares of the Portfolio. A shareholder who beneficially owns more than 25% of a Portfolio’s outstanding voting securities is presumed to “control” the Portfolio, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote.

Name and Address	Number of Shares of Class	% of Class

Class A

American General Life Insurance Company of Delaware Attn: Patrick Booker 2727A Allen Parkway MS Life 4-D1 Houston, TX 77019-2107	[_]	[_]%

Jefferson National Life Insurance Company Attn: Separate Accounts c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	[_]	[_]%

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Name and Address	Number of Shares of Class	% of Class

Lincoln Life Variable Annuity Account N Fund Accounting 1300 S. Clinton Street Fort Wayne, IN 46802-3506	[_]	[_]%
Nationwide Life Insurance Company NWPP c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	[_]	[_]%

Nationwide Life Insurance Company NWVL14 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	[_]	[_]%

New York Life Insurance and Annuity Corporation P.O. Box 30730 Tampa, FL 33630-3730	[_]	[_]%

Protective Life Insurance Company P.O. Box 2606 Birmingham, AL 35202-2606	[_]	[_]%

Class B

IDS Life Insurance Company 707 2nd Ave. South Route H19/5889 Minneapolis, MN 55402-2405	[_]	[_]%

New York Life Insurance and Annuity Corporation P.O. Box 30730 Tampa, FL 33630-3730	[_]	[_]%

Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Road, NE MS 4410 Cedar Rapids, IA 52499-0001	[_]	[_]%

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AB SUSTAINABLE GLOBAL THEMATIC PORTFOLIO

To the knowledge of the Portfolio, as of April [_], 2026, the persons below owned of record or beneficially 5% or more of the noted class of outstanding shares of the Portfolio. A shareholder who beneficially owns more than 25% of a Portfolio’s outstanding voting securities is presumed to “control” the Portfolio, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote.

Name and Address	Number of Shares of Class	% of Class

Class A

American General Life Insurance Company of Delaware Attn: Patrick Booker 2727A Allen Parkway, MS Life 4-D1 Houston, TX 77019-2107	[_]	[_]%

Lincoln Life Variable Annuity Account N - Fund Accounting 1300 S. Clinton Street Fort Wayne, IN 46802-3506	[_]	[_]%

Transamerica Life Insurance Company Merrill Lynch Life Variable Annuity Separate Account A 4333 Edgewood Road NE, MS 4410 Cedar Rapids, IA 52499-0001	[_]	[_]%

Transamerica Financial Life Insurance Company ML of New York Variable Annuity Separate Account A 6400 C Street SW, MS 2F-CR Cedar Rapids, IA 52499-7463	[_]	[_]%

Class B

IDS Life Insurance Company 707 2nd Ave. South Route H19/5889 Minneapolis, MN 55402-2405	[_]	[_]%

Lincoln Life Variable Annuity Account N Fund Accounting 1300 S. Clinton Street Fort Wayne, IN 46802-3506	[_]	[_]%

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AB SMALL CAP GROWTH PORTFOLIO

To the knowledge of the Portfolio, as of April [_], 2026, the persons below owned of record or beneficially 5% or more of the noted class of outstanding shares of the Portfolio. A shareholder who beneficially owns more than 25% of a Portfolio’s outstanding voting securities is presumed to “control” the Portfolio, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote.

Name and Address	Number of Shares of Class	% of Class

Class A

American General Life Insurance Company of Delaware Attn: Patrick Booker 2727A Allen Parkway, MS Life 4-D1 Houston, TX 77019-2107	[_]	[_]%

Lincoln Benefit Life Insurance Company P.O. Box 94210 Palatine, IL 60094-4210	[_]	[_]%

New York Life Insurance and Annuity Corporation P.O. Box 30730 Tampa, FL 33630-3730	[_]	[_]%

Principal Life Insurance Company Custodian CO C/F Private Placement VUL Attn: Individual Life Accounting 711 High Street Des Moines, IA 50392-0001	[_]	[_]%

Principal Life Insurance Company Custodian FBO Principal Investment Plus Variable Annuity Attn: Individual Life Accounting 711 High Street Des Moines, IA 50392-0001	[_]	[_]%

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Name and Address	Number of Shares of Class	% of Class

Class B

AuguStar Life Insurance Company FBO It’s Separate Accounts Attn: Mutual Fund OPS Mail Code 56 One Financial Way Cincinnati, OH 45242-5800	[_]	[_]%

Delaware Life Insurance Company 230 3rd Avenue, 6th Floor Waltham, MA 02451-7360	[_]	[_]%

GE Life and Annuity Assurance Company 6610 W. Broad Street Building 3, 5th Floor Attn: Variable Accounting Richmond, VA 23230-1702	[_]	[_]%

SunAmerica Annuity and Life Assurance Company Attn: Variable Annuity Accounting AIG Life & Retirement 2727A Allen Parkway, 3rd Floor Houston, TX 77019-2107	[_]	[_]%

AB INTERNATIONAL VALUE PORTFOLIO

To the knowledge of the Portfolio, as of April [_], 2026, the persons below owned of record or beneficially 5% or more of the noted class of outstanding shares of the Portfolio. A shareholder who beneficially owns more than 25% of a Portfolio’s outstanding voting securities is presumed to “control” the Portfolio, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote.

Name and Address	Number of Shares of Class	% of Class

Class A

Lincoln Life Variable Annuity Account N Fund Accounting 1300 S. Clinton Street Fort Wayne, IN 46802-3506	[_]	[_]%

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Name and Address	Number of Shares of Class	% of Class

Minnesota Mutual Life Insurance Company MS A6-4105 400 Robert Street North Saint Paul, MN 55101-2099	[_]	[_]%

Nationwide Life Insurance Company NWPP c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	[_]	[_]%

Nationwide Life Insurance Company NWVLI4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	[_]	[_]%

Class B

Delaware Life Insurance Company Variable Account F 230 3rd Avenue, 6th Floor Waltham, MA 02451-7360	[_]	[_]%

IDS Life Insurance Company 707 2nd Ave. South Route H19/5889 Minneapolis, MN 55402-2405	[_]	[_]%

Talcott Resolution Life and Annuity Insurance Company 1 Griffin Road North Windsor, CT 06905-1512	[_]	[_]%

Talcott Resolution Life Insurance Company P.O. Box 5051 Hartford, CT 06102-5051	[_]	[_]%

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AB DISCOVERY VALUE PORTFOL

To the knowledge of the Portfolio, as of April [_], 2026, the persons below owned of record or beneficially 5% or more of the noted class of outstanding shares of the Portfolio. A shareholder who beneficially owns more than 25% of a Portfolio’s outstanding voting securities is presumed to “control” the Portfolio, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote.

Name and Address	Number of Shares of Class	% of Class

Class A

Lincoln Life Variable Annuity Account N Fund Accounting 1300 S. Clinton Street Fort Wayne, IN 46802-3506	[_]	[_]%

Nationwide Life Insurance Company NWVLI4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	[_]	[_]%

New York Life Insurance and Annuity Corporation P.O. Box 30730 Tampa, FL 33630-3730	[_]	[_]%
Class B

Lincoln Life Variable Annuity Account N - Fund Accounting 1300 S. Clinton Street Fort Wayne, IN 46802-3506	[_]	[_]%

Nationwide Life Insurance Company NWVA2 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	[_]	[_]%

Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095-1512	[_]	[_]%

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AB BALANCED HEDGED ALLOCATION PORTFOLIO

To the knowledge of the Portfolio, as of April [_], 2026, the persons below owned of record or beneficially 5% or more of the noted class of outstanding shares of the Portfolio. A shareholder who beneficially owns more than 25% of a Portfolio’s outstanding voting securities is presumed to “control” the Portfolio, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote.

Name and Address	Number of Shares of Class	% of Class

Class A

American General Life Insurance Company of Delaware Attn: Patrick Booker 2727A Allen Parkway, MS Life 4-D1 Houston, TX 77019-2107	[_]	[_]%

The United States Life Insurance Company in the City of New York Attn: Chris Beauman 2727A Allen Parkway, MS 4D-1 Houston, TX 77019-2116	[_]	[_]%
Class B

Delaware Life Insurance Company Variable Account F 230 3rd Avenue, 6th Floor Waltham, MA 02451-7360	[_]	[_]%

SunAmerica Annuity and Life Assurance Company Attn: Variable Annuity Accounting AIG Life & Retirement 2727A Allen Parkway, 3rd Floor Houston, TX 77019-2107	[_]	[_]%

Talcott Resolution Life and Annuity Insurance Company 1 Griffin Road North Windsor, CT 06095-1512	[_]	[_]%

Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Road NE, MS 4410 Cedar Rapids, IA 52499-0001	[_]	[_]%

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AB DYNAMIC ASSET ALLOCATION PORTFOLIO

To the knowledge of the Portfolio, as of April [_], 2026, the persons below owned of record or beneficially 5% or more of the noted class of outstanding shares of the Portfolio. A shareholder who beneficially owns more than 25% of a Portfolio’s outstanding voting securities is presumed to “control” the Portfolio, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote.

Name and Address	Number of Shares of Class	% of Class

Class A

Nationwide Life Insurance Company NWVLI4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	[_]	[_]%

Nationwide Life Insurance Company NWVLI7 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	[_]	[_]%

Nationwide Life and Annuity Insurance Company NWVL-G c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	[_]	[_]%

Class B

Delaware Life Insurance Company Variable Account F 230 3rd Avenue, 6th Floor Waltham, MA 02451-7360	[_]	[_]%

Minnesota Mutual Life Insurance Company Mail Station A6-4105 400 Robert Street North Saint Paul, MN 55101-2099	[_]	[_]%

Custodian and Accounting Agent

State Street, c/o State Street Corporation, One Congress Street, Suite 1, Boston, MA 02114, acts as the custodian and as accounting agent for the Fund but plays no part in deciding on the purchase or sale of portfolio securities. Subject to the supervision of the Board,

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State Street may enter into subcustodial agreements for the holding of the Fund’s securities of foreign issuers.

Principal Underwriter

ABI, an indirect wholly-owned subsidiary of the Adviser, located at 501 Commerce Street, Nashville, TN 37203, is the Fund’s Principal Underwriter.

Transfer Agent

ABIS, an indirect wholly-owned subsidiary of the Adviser located principally at 8000 IH 10 W, 13th Floor, San Antonio, Texas 78230, acts as the transfer agent for the Fund. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Counsel

Legal matters in connection with the issuance of the shares of the Fund offered hereby are passed upon by Seward & Kissel LLP, 901 K Street NW, Suite 800, Washington, DC 20001.

Independent Registered Public Accounting Firm

[______], has been appointed as the independent registered public accounting firm for the Fund.

Code of Ethics And Proxy Voting Policies And Procedures

The Fund, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

The Fund has adopted the Adviser’s proxy voting policies and procedures. A description of the Adviser’s proxy voting policies and procedures is attached as Appendix A.

Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or through the Fund’s website at www.abfunds.com; or both; and (2) on the SEC’s website at www.sec.gov.

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FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

T he financial statements of the Portfolios of the Fund for the fiscal year ended December 31, 2025 and the report of [___], independent registered public accounting firm, are incorporated herein by reference to the Portfolios’ Form N-CSR for the fiscal year ended December 31, 2025, which was filed with the SEC on February [_], 2026. The annual report is available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.abfunds.com .

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Appendix A

Proxy Voting and Governance Policy Statement

Introduction

AllianceBernstein L.P.’s (“AB,” “we,” “us,” “our” and similar terms) mission is to work in our clients’ best financial interests to deliver better investment outcomes through differentiated research insights and innovative portfolio solutions. As a fiduciary and investment adviser, we place the interests of our clients first and treat all our clients fairly and equitably, and we have an obligation to responsibly allocate, manage and oversee their investments to seek sustainable, long-term shareholder value.

AB has authority to vote proxies relating to securities in certain client portfolios and, accordingly, AB’s fiduciary obligations extend to AB’s exercise of such proxy voting authority for each client AB has agreed to exercise that duty. AB’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, "proxies"), in a manner that serves the best financial interests of each respective client as determined by AB in its discretion, after consideration of the relevant client’s investment strategies, and in accordance with this Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”) and the operative agreements governing the relationship with each respective client (“Governing Agreements”). This Policy outlines our principles for proxy voting, includes a wide range of issues that often appear on voting ballots, and applies to all of AB’s internally managed assets, globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“Investment Stewardship Team”), to ensure that this Policy and its procedures are implemented consistently.

This Policy forms part of a suite of policies and frameworks including AB’s Stewardship Statement that outline our approach to investment stewardship. Proxy voting is an integral part of this process, enabling us to support sound corporate governance practices, strong shareholder rights, transparent disclosures, and encourage effective oversight of material issues.

This Policy is overseen by the Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior representatives from Investments, Legal and Operations. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in the Policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.

Research Underpins Decision Making

As a research-driven firm, we approach proxy voting with the same commitment to rigorous research and engagement that we apply to all our investment activities. The different investment philosophies applied by our investment teams may occasionally result in different conclusions being drawn for certain proposals. In turn, our votes for some proposals may vary from issuer to issuer, while still aligning with our goal of maximizing the long-term value of securities in our clients’ portfolios.

Research Services

To facilitate the efficient and accurate voting of our clients’ securities, we subscribe to research services from

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vendors such as Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis. These research materials are used for informational purposes alongside company filings, and AB’s voting decisions are always guided by AB’s Proxy Voting and Governance Policy. Our investment professionals can access these research and informational materials at any time.

Engagement

In evaluating proxy issues and determining our votes, we seek the perspective and expertise of various relevant parties. Internally, the Investment Stewardship Team may consult the Committee, Chief Investment Officers, Portfolio Managers, and/or Research Analysts across our equities platform. By partnering with investment professionals, we are empowered to incorporate company-specific fundamental insights into our vote decisions.

Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, and more importantly, affect positive changes which we believe will drive shareholder value. In addition, we may engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

Escalation Strategies

Proxy voting and engagements work in conjunction to raise and escalate investor concerns to companies. In cases where we determine that the issuer’s behavior isn’t aligned with our clients’ best financial interests, we may escalate our voting and engagement by taking actions such as voting against the relevant directors. The materiality of the issue and the responsiveness of management will guide our approach which is outlined in the AB Stewardship Statement.

Proxy Voting Guidelines

Our proxy voting guidelines are both principles-based and rules-based. Subject to client guidelines, we adhere to a core set of principles described in this Policy. We assess each proxy proposal within the framework of these principles, with our ultimate “litmus test” being what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with a company’s board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable should they fail to act in the best interests of shareholders.

We generally vote proposals in accordance with these guidelines; however, we may deviate from these guidelines if we believe that deviating from our stated Policy is necessary to maximize long-term shareholder value or as otherwise warranted by the specific facts and circumstances of an investment. While our Policy is broadly applicable, we may make exceptions to these guidelines for non-operating companies such as closed-end funds. We will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that are in our clients’ best interests.

 Our proxy voting guidelines pertaining to specific issues are set forth in the Policy and include guidelines relating to Director Elections, Compensation, Auditors, Transactions and Special Situations, Shareholder Rights, and Material Environmental and Social Issues. The following are summaries of these broad categories:

Director Elections

AB believes directors should represent shareholder interests and ensure management maximizes long-term shareholder value. We believe that companies should have a majority of independent directors and key committees and incorporate local regulations and governance codes into our decision making. We support majority voting for

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director elections to enhance accountability and favor declassified boards but may consider exceptions. In evaluating individual director nominees, we will consider responsiveness to shareholders, nominee attendance, and nominee capacity. AB values board diversity for a range of perspectives and may vote against nominating committee chairs or relevant board members if diversity is insufficient.

Compensation

Compensation policies play a critical role in attracting, retaining, and motivating executives, directors, and employees, and should align with shareholder interests to promote long-term value creation and sustainable performance. AB evaluates executive compensation proposals based on four guiding principles: alignment with business performance and strategy, management of compensation costs, reflection of management’s handling of significant issues, and integrity in decision-making.

Auditors

We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation. In assessing auditor independence we will consider non-audit fees and tenure, potentially voting against if non-audit fees are excessive.

Transactions and Special Situations

AB evaluates corporate restructurings, mergers, acquisitions, and spin-offs on a case-by-case basis. Our primary objective in assessing and voting on these proposals is to maximize long-term shareholder value.

Shareholder Rights

AB supports strong investor rights that allow shareholders to hold directors and management accountable should they fail to act in the best interests of shareholders.

Material Environmental and Social Issues

We generally assess proposals related to environmental and social issues on a case-by-case basis with the goal of maximizing long-term shareholder value. We assess all shareholder proposals in accordance with our Shareholder Proposal Assessment Framework.

Conflicts of Interest

As a fiduciary, we always must act in our clients’ best financial interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to mitigate any perceived or actual conflicts of interest.

We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which we or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to address any perceived or actual conflict of interest, we have established procedures for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict. These procedures include compiling a list of companies and organizations whose proxies may pose potential conflicts of

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interest (e.g., if such company is our client) and reviewing our proposed votes for these companies and organizations in light of the Policy and proxy advisors’ recommendations. If our proposed vote is contrary to the Policy, we refer the proposed vote to our Conflicts Officer for his determination.

In addition, our Proxy Voting and Governance Committee takes reasonable steps to verify that our primary proxy advisor, ISS, continues to be independent, including an annual review of ISS’s conflict management procedures. When reviewing these conflict management procedures, we consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

Voting Transparency

We publish our voting records on our Internet site (www.alliancebernstein.com) one business day after the company’s shareholder meeting date. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

Pre-Disclosure of Vote Intentions on Select Proposals

As part of our engagement and stewardship efforts, AB may publish our vote intentions on certain proposals in advance of select shareholder meetings, with an emphasis on issuers where our discretionary managed accounts have significant economic exposure. The selected proposals are chosen because they impact a range of key topics where AB may have expressed our viewpoints publicly, through prior engagement or proxy voting. We do not pre-disclose our vote intentions on mergers and acquisition activity. The published vote intentions are available on our website.

Recordkeeping

All of the records referenced in our Policy will be kept in an easily accessible place for at least the timeframe required by local regulation and custom, with the minimum timeframe being the U.S. record retention requirement of six-plus years. We maintain the vast majority of these records electronically.

Loaned Securities

Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, for AB managed funds, the agent lenders have standing instructions to recall all securities on loan systematically in a timely manner on a best effort basis in order for AB to vote the proxies on those previously loaned shares.

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PART C
OTHER INFORMATION

ITEM 28.	EXHIBITS:

(a)	(1)	Articles of Amendment and Restatement to Articles of Incorporation of the Registrant dated February 1, 2006 and filed February 23, 2006 – Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 41 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on March 1, 2006.

	(2)	Articles of Amendment to Articles of Incorporation of the Registrant, dated January 9, 2008 and filed January 15, 2008 – Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 44 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on March 3, 2008.

	(3)	Articles of Amendment to Articles of Incorporation of the Registrant, dated and filed April 28, 2008 – Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 46 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2008.

	(4)	Articles of Amendment to Articles of Incorporation of the Registrant, dated and filed April 28, 2008 – Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 46 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2008.

	(5)	Articles of Amendment to Articles of Incorporation of the Registrant, dated and filed September 26, 2008 – Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 48 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on February 26, 2009.

	(6)	Articles of Amendment to Articles of Incorporation of the Registrant, dated March 9, 2009 and filed April 6, 2009 – Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 49 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2009.

	(7)	Articles of Amendment to Articles of Incorporation of the Registrant, dated March 30, 2009 and filed March 31, 2009 – Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 49 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2009.
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(8)	Articles of Amendment to Articles of Incorporation of the Registrant, dated March 30, 2009 and filed March 31, 2009 – Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 49 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2009.

(9)	Articles of Amendment to Articles of Incorporation of the Registrant, dated October 2, 2009 and filed October 5, 2009 – Incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 50 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on February 25, 2010.

(10)	Articles of Amendment to Articles of Incorporation of the Registrant, dated October 2, 2009 and filed October 5, 2009 – Incorporated by reference to Exhibit (a)(10) to Post-Effective Amendment No. 50 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on February 25, 2010.

(11)	Articles Supplementary to Articles of Incorporation of the Registrant, dated and filed March 16, 2011 – Incorporated by reference to Exhibit (a)(11) to Post-Effective Amendment No. 53 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on March 31, 2011.

(12)	Articles of Amendment to Articles of Incorporation of the Registrant, dated and filed on June 6, 2012 – Incorporated by reference to Exhibit (a)(12) to Post-Effective Amendment No. 58 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 26, 2013.

(13)	Articles Supplementary to Articles of Incorporation of the Registrant, dated and filed on February 5, 2015 – Incorporated by reference to Exhibit (a)(13) to Post-Effective Amendment No. 62 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on February 11, 2015.

(14)	Articles of Amendment to Articles of Incorporation of the Registrant, effective and filed on March 30, 2015 – Incorporated by reference to Exhibit (a)(14) to Post-Effective Amendment No. 63 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 30, 2015.

(15)	Articles of Amendment to the Articles of Incorporation of the Registrant, effective May 1, 2022 and filed on April 26, 2022 – Incorporated by reference to Exhibit (a)(15) to Post-Effective Amendment No. 88 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 29, 2022.
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	(16)	Articles of Amendment to the Articles of Incorporation of the Registrant, effective May 1, 2023 and filed on April 3, 2023 – Incorporated by reference to Exhibit (a)(16) to Post-Effective Amendment No. 89 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 27, 2023.

(b)	Amended and Restated By-Laws of the Registrant – Incorporated by reference to Exhibit 99.77Q1 – Other Exhibits to Form NSAR-A for the Registrant filed with the Securities and Exchange Commission on August 29, 2006.

(c)	Not applicable.

(d)	Investment Advisory Agreement between the Registrant and AllianceBernstein L.P., dated November 13, 2019, as amended as of January 1, 2020 and May 1, 2022 – Incorporated by reference to Exhibit (d) to Post-Effective Amendment No. 89 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 27, 2023.

(e)	(1)	Distribution Services Agreement between the Registrant, with respect to Class A, and AllianceBernstein Investments, Inc., dated November 13, 2019 – Incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 83 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2020.

	(2)	Distribution Services Agreement between the Registrant, with respect to Class B, and AllianceBernstein Investments, Inc., dated November 13, 2019 – Incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 83 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2020.

(f)	Not applicable.

(g)	(1)	Master Custodian Agreement dated August 3, 2009 between the Registrant and State Street Bank and Trust Company - Incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 51 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 29, 2010.

	(2)	Amendment to the Master Custodian Agreement, dated April 1, 2015, between the Registrant , with respect to AB Global Risk Allocation – Moderate Portfolio, AB Global Bond Portfolio and AB Multi-Manager Alternative Strategies Portfolio, and State Street Bank and Trust Company – Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 63 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 30, 2015.
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(h)	(1)	Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc. – Incorporated by reference to Exhibit (9) to Post-Effective Amendment No. 22 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 29, 1998.

	(2)	Expense Limitation Undertaking, dated May 1, 2005, by AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 40 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 27, 2005.

	(3)	Form of Expense Limitation Undertaking by AllianceBernstein L.P. – Incorporated by reference to Exhibit (h) to Post-Effective Amendment No. 41 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on March 1, 2006.

	(4)	Expense Limitation Agreement, dated April 1, 2011, between Registrant and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 58 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 26, 2013.

	(5)	Expense Limitation Agreement, dated April 28, 2016, between the Registrant, on behalf of AB Global Risk Allocation – Moderate Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(10) to Post-Effective Amendment No. 74 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 26, 2018.

	(6)	Acquired Fund Fee Waiver Undertaking, dated May 1, 2018, between the Registrant, on behalf of AB Balanced Hedged Allocation Portfolio (f/k/a, AB Balanced Wealth Strategy Portfolio), and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(11) to Post-Effective Amendment No. 74 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 29, 2019.

	(7)	Management Fee Waiver Undertaking, dated June 1 2016, as amended May 1, 2019, by AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(47) to Post-Effective Amendment No. 274 of the Registration Statement on Form N-1A of AB Cap Fund, Inc. (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 29, 2019.

	(8)	Expense Limitation Undertaking, dated September 4, 2018, between the Registrant, on behalf of AB Small Cap Growth Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(8) to Post-Effective Amendment No. 83 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2020.
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	(9)	Fee Waiver/Reimbursement Agreement, dated September 4, 2018, between the Registrant, on behalf of AB Sustainable International Thematic Portfolio (f/k/a, AB International Growth Portfolio), and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(9) to Post-Effective Amendment No. 83 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2020.

	(10)	Fee Waiver/Reimbursement Agreement, dated September 4, 2018, between the Registrant, on behalf of AB Sustainable Global Thematic Portfolio (f/k/a, AB Global Thematic Growth Portfolio), and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(10) to Post-Effective Amendment No. 83 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2020.

	(11)	Acquired Fund of Funds Agreement, dated April 1, 2022, between the Registrant, on behalf of AB Relative Value Portfolio (f/k/a, AB Growth and Income Portfolio), and Legg Mason Partners Variable Equity Trust – Incorporated by reference to Exhibit (h)(11) to Post-Effective Amendment No. 88 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 29, 2022.

	(12)	Form of Acquiring Fund of Funds Investment Agreement – Incorporated by reference to Exhibit (h)(12) to Post-Effective Amendment No. 88 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 29, 2022.

(i)	Opinion and Consent of Seward & Kissel LLP – To be filed by amendment.

(j)	Consent of Independent Registered Public Accounting Firm – To be filed by amendment.

(k)	Not applicable.

(l)	Not applicable.

(m)	Rule 12b-1 Class B Distribution Plan – Incorporated by reference to Exhibit (m) to Post-Effective Amendment No. 83 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2020.

(n)	Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 36 of the Registrant’s Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on February 11, 2004.

(o)	Reserved.

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(p)	(1)	Code of Ethics for the Fund - Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 31 of Registrant’s Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 27, 2001.

	(2)	Code of Ethics for AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (r)(ii) to Post-Effective Amendment No. 2 of the Registration Statement on Form N-2 of AB Multi-Manager Alternative Fund (File Nos. 333-273506 and 811-22671), filed with the Securities and Exchange Commission on July 29, 2025.

Other Exhibits:

Powers of Attorney for: Jorge A. Bermudez, Alexander Chaloff, R. Jay Gerken, Jeffrey R. Holland, Jeanette W. Loeb, Carol C. McMullen, Garry L. Moody and Emilie D. Wrapp – Filed herewith.

ITEM 29.	Persons Controlled by or under Common Control with Registrant.

None.

ITEM 30.	Indemnification.

It is the Registrant’s policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant’s Amended and Restated Articles of Incorporation, filed as Exhibit (a), Article IX of the Registrant’s Amended and Restated By-Laws filed as Exhibit (b) and Section 9(a) of the Distribution Services Agreement filed as Exhibit (e)(1) and Class B Distribution Services Agreement filed as Exhibit (e)(2). The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit (d) in response to Item 28.

Article EIGHTH of the Registrant’s Articles of Amendment and Restatement of Articles of Incorporation reads as follows:

EIGHTH: (1) To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

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(2) The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

(3) The provisions of this Article EIGHTH shall be subject to the limitations of the Investment Company Act.

(4) Neither the amendment nor repeal of this Article EIGHTH, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article EIGHTH, shall apply to or affect in any respect the applicability of the preceding sections of this Article EIGHTH with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

The Advisory Agreement between the Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, AllianceBernstein L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations or duties thereunder.

The Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (“ABI”) provides that the Registrant will indemnify, defend and hold ABI, and any person who controls it within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Securities Act”), free and harmless from and against any and all claims, demands, liabilities and expenses which ABI or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant’s Registration Statement or Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in any thereof not misleading, provided that nothing therein shall be so construed as to protect ABI against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or be reason of reckless disregard of its obligations or duties thereunder. The foregoing summaries are qualified by the entire text of Registrant’s Articles of Incorporation, the Advisory Agreement between the Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between the Registrant and ABI.

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Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the indemnitee) was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (disabling conduct) or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither interested persons of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding (disinterested, non-party directors), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

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ARTICLE IX of the Registrant’s Amended and Restated By-laws reads as follows:

ARTICLE IX. Indemnification.

To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

The Registrant participates in a joint directors’ liability insurance policy issued by the ICI Mutual Insurance Company. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each participating investment company. In addition, the Adviser’s liability insurance policy, which is issued by a number of underwriters, including Greenwich Insurance Company as primary underwriter, extends to officers of the Registrant and such officers are covered up to the limits specified for any claim against them for acts committed in their capacities as officers of the investment companies sponsored by the Adviser.

The independent directors and the interested advisory director (each an “Indemnitee”) have entered into an indemnification agreement with the Registrant under which the Registrant has agreed to indemnify each Indemnitee against any covered expense and covered liability reasonably incurred by the Indemnitee in connection with any covered proceeding arising as a result of the Indemnitee’s service to the Registrant, to the fullest extent permitted by law. In addition, the indemnification agreement adopts certain presumptions and procedures that may make the indemnification process and advancement of expenses more efficient.

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ITEM 31.	Business and Other Connections of Adviser.

The descriptions of AllianceBernstein L.P. under the caption Management of the Fund in the Prospectuses and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

The information as to the directors and executive officers of AllianceBernstein L.P., set forth in its Form ADV filed with the Securities and Exchange Commission on March 31, 2014 (File No. 801-56720) and amended through the date hereof, is incorporated by reference herein.

ITEM 32.	Principal Underwriters.
(a)	ABI is the Registrant’s Principal Underwriter in connection with the sale of shares of the Registrant. ABI is the Principal Underwriter or Distributor for the following investment companies:

AB Bond Fund, Inc.

AB Cap Fund, Inc.

AB Core Bond Portfolio1

AB Core Opportunities Fund, Inc.

AB Corporate Shares

AB Discovery Growth Fund, Inc.

AB Equity Income Fund, Inc.

AB Fixed-Income Shares, Inc.

AB Global Bond Fund, Inc.

AB Global Risk Allocation Fund, Inc.

AB High Income Fund, Inc.

AB Institutional Funds, Inc.

AB Intermediate Diversified Municipal Portfolio2

AB Large Cap Growth Fund, Inc.

AB Municipal Income Fund, Inc.

AB Municipal Income Fund II

AB Relative Value Fund, Inc.

AB Sustainable Global Thematic Fund, Inc.

AB Sustainable International Thematic Fund, Inc.

AB Trust

The AB Portfolios

_________________________________________________

1 This is a Portfolio of Sanford C. Bernstein Fund, Inc., which consists of Class Z Shares.

2 This is a Portfolio of Sanford C. Bernstein Fund, Inc., which consists of Classes A, C, Z and Advisor Class Shares.

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(b)       The following are the Directors and Officers of ABI, the principal place of business of which is 501 Commerce Street, Nashville, TN 37203.

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Directors
Onur Erzan	Director and Head of Global Client Group and Head of Private Wealth	President and Chief Executive Officer

Gary Krueger	Director, and Chief Financial Officer

Mark R. Manley	Director, and Secretary

Officers
Richard A. Brink	Senior Vice President

Michael A. Capella	Senior Vice President

Danielle Carnett	Senior Vice President

Russell R. Corby	Senior Vice President

John C. Endahl	Senior Vice President

John Edward English	Senior Vice President

Robert K. Forrester	Senior Vice President

Mark A. Gessner	Senior Vice President

Kenneth L. Haman	Senior Vice President

Michael S. Hart	Senior Vice President

Nancy E. Hay	Senior Vice President and Counsel	Secretary

Richard Kendrick	Senior Vice President

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NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

James M. Liptrot	Senior Vice President and Assistant Controller

Brendan Murray	Senior Vice President

John J. O’Connor	Senior Vice President

Ronald Pratt	Senior Vice President

Jeffery Reiss	Senior Vice President

Miguel A. Rozensztroch	Senior Vice President

Susanne Russotto	Senior Vice President

John Schmidt	Senior Vice President

Louis Sideropoulos	Senior Vice President

Stephen M. Woetzel	Senior Vice President	Assistant Controller

Daniel Wright	Vice President

Armand H. Amritt	Vice President

Elizabeth Anderson	Vice President

Eric Anderson	Vice President

Constantin Andreae	Vice President

Pooya Ardekani	Vice President

Jolene Bilyeu	Vice President

Alexander Boozer	Vice President

Brandon W. Born	Vice President

Robert A. Brazofsky	Vice President
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NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Andrew Brodbeck	Vice President

Douglas Caggiano	Vice President

Colin Callahan	Vice President

Carly Carrier	Vice President

David Casey	Vice President

Ross Catena	Vice President

Mikhail Cheskis	Vice President

Ryan Curry	Vice President

Kevin M. Dausch	Vice President

William Davis	Vice President

David DeGood	Vice President

Marc J. Della Pia	Vice President

Joseph T. Dominguez	Vice President

Gregory M. Erwinski	Vice President

Mark Feeney	Vice President

Mark Fritz	Vice President

Ryan Garcia	Vice President

Austin Gilbert	Vice President

Gregory Gillis	Vice President

Kyle Hagan	Vice President

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NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Gregory Handrahan	Vice President

Jared Hare	Vice President

Terry L. Harris	Vice President

Andrew Haycock	Vice President

Philippe Hemery	Vice President

Julie Henry	Vice President

Steve Hong	Vice President

Thomas Johnston	Vice President

Anthony E. Kafouros	Vice President

Amir Khorami	Vice President

Anthony D. Knight	Vice President

Joseph Krofcheck	Vice President

Grant Kunkel	Vice President

Stephen J. Laffey	Vice President and Counsel	Assistant Secretary

Melissa Lankard	Vice President

Maren Lapham	Vice President

Darren L. Luckfield	Vice President

Nathan Lyden	Vice President

Matthew J. Malvey	Vice President

Robert Mancini	Vice President

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NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Todd Mann	Vice President

Kevin McCandless	Vice President

Daniel P. Melehan	Vice President

Mirtha Mercedes	Vice President

Toller Miller	Vice President

David Mitchell	Vice President

William Nelligan	Vice President

Daryl N. Northrop	Vice President

Bryan R. Pacana	Vice President

Kevin Parnell	Vice President

Thomas Perini	Vice President

Kimchu Perrington	Vice President

Nelson X. Pham	Vice President

Andrew Remmey	Vice President

Brian Resnick	Vice President

Claudio Rondolini	Vice President

Timothy Ryan	Vice President

David Saslowsky	Vice President

Justin Sawyers	Vice President

Art Seals	Vice President

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NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Paul Self	Vice President

Harry Seymour	Vice President

Daniel L. Stack	Vice President

Amelia Stephens	Vice President

Joseph Sunwoo	Vice President

Scott M. Tatum	Vice President

Troy Thompson	Vice President

Cenk Toroslu	Vice President

Jason Verses	Vice President

William Wielgolewski	Vice President

James Young	Vice President

Oscar Zarazua	Vice President

Martin J. Zayac	Vice President

Alexander Zigbuo	Vice President

Angelica Conway	Assistant Vice President

James Dugan	Assistant Vice President

Madison Ehlers	Assistant Vice President

Jeremy Farrell	Assistant Vice President

Heather Frost	Assistant Vice President

Jeffrey Gage	Assistant Vice President

Anne Grimball	Assistant Vice President

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NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Jorge Haddad Mestre	Assistant Vice President

Caitlin Hunnicutt	Assistant Vice President

Jillian Labetti	Assistant Vice President

Richard Logier	Assistant Vice President

Logan Marshall	Assistant Vice President

Brian W. Paulson	Assistant Vice President

Goodloe Pride	Assistant Vice President

Alexander Root	Assistant Vice President

Kara Snell	Assistant Vice President

Daniel Watson	Assistant Vice President

(c)       Not Applicable.

ITEM 33.	Location of Accounts and Records.

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003, and at the offices of State Street Bank and Trust Company, the Registrant’s custodian, One Congress Street, Suite 1, Boston, MA 02114. All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 501 Commerce Street, Nashville, TN 37203.

ITEM 34.	Management Services.

Not Applicable.

ITEM 35.	Undertakings.

Not Applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York, on the 12th day of February, 2026.

AB VARIABLE PRODUCTS SERIES FUND, INC.

By: /s/ Onur Erzan
Onur Erzan
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

	SIGNATURE	TITLE	DATE

1.	Principal Executive Officer

	/s/ Onur Erzan	President and Chief	February 12, 2026
	Onur Erzan	Executive Officer

2.	Principal Financial and
Accounting Officer

	/s/ Stephen M. Woetzel	Principal Accounting	February 12, 2026
	Stephen M. Woetzel	Officer, Treasurer and
Chief Financial Officer

3.	Directors:

Jorge A. Bermudez*
Alexander Chaloff*
R. Jay Gerken*
Jeffrey R. Holland*
Jeanette W. Loeb*
Carol C. McMullen*
Garry L. Moody*
Emilie D. Wrapp*

	*By: /s/ Stephen J. Laffey		February 12, 2026
Stephen J. Laffey
(Attorney-in-fact)

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Index to Exhibits

Exhibit No.	Description of Exhibits

Other Exhibits	Powers of Attorney

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